UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08786

Pioneer Variable Contracts Trust

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2023 through June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Variable Contracts Trust
Pioneer Bond

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2023
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/23
Portfolio Diversification
(As a percentage of total investments)*
+ Amount rounds to less than 0.1%.
5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bonds, 2.250%, 2/15/52	5.42%
2.	U.S. Treasury Notes, 3.500%, 2/15/33	2.23
3.	Pioneer ILS Interval Fund(l)	2.20
4.	U.S. Treasury Bonds, 3.000%, 2/15/48	2.18
5.	Federal National Mortgage Association, 6.000%, 7/1/53 (TBA)	1.97
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.

Performance Update 06/30/23
Prices and Distributions
Net Asset Value per Share	6/30/23	12/31/22
Class l	$9.32	$9.23
Class ll	$9.35	$9.25

Distributions per Share (1/1/23 - 6/30/23)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.1598	$—	$—
Class ll	$0.1484	$—	$—

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2023)
	Class l	Class ll	Bloomberg U.S. Aggregate Bond Index
10 Years	2.01%	1.76%	1.52%
5 Years	1.11%	0.88%	0.77%
1 Year	-1.41%	-1.54%	-0.94%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,027.00	$1,026.80
Expenses Paid During Period*	$ 2.86	$ 4.12

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.57% and 0.82% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,021.97	$1,020.73
Expenses Paid During Period*	$ 2.86	$ 4.11

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.57% and 0.82% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the six-month period ended June 30, 2023. Mr. Komenda, a Managing Director, Director of Investment-Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (“Amundi US”), is responsible for the daily management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, Timothy Rowe, a Managing Director and a portfolio manager at Amundi US, and Jonathan Scott, a Senior Vice President, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US.
Q:	How did the Portfolio perform during the six-month period ended June 30, 2023?
A:	Pioneer Bond VCT Portfolio’s Class I shares returned 2.70% at net asset value during the six-month period and Class II shares returned 2.68%, while the Porfolio's benchmark, the Bloomberg US Aggregate Bond Index, returned 2.09%.
Q:	Could you please describe the market environment for fixed-income investing during the six-month period ended June 30, 2023?
A:	Entering 2023, riskier assets rallied amid renewed investor optimism that the US Federal Reserve (Fed) and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy by the Fed, which had been increasing interest rates at a steady pace for the previous several months. That, in turn, boosted performance for bonds in general. In addition, the reopening of China's economy as the government there unwound its "Zero-COVID" policy eased concerns about slowing global growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off, such as leveraged loans and corporate credit, outperformed. On February 1, the Fed increased the federal funds rate target range, but this time by a comparatively moderate 25 basis points (bps), bringing the range to 4.50% – 4.75%. (A basis point is equal to 1/100th of a percentage point.)
In March, however, the failure of a pair of US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate decreases in the federal funds rate target range by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove Treasury yields lower, which in turn lent support to bond-market returns. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing. Investors were further encouraged in the second quarter of 2023 as economic growth and corporate earnings data proved more resilient than anticipated, raising hopes that the Fed would be able to steer inflation lower without tipping the economy into recession (the so-called “soft landing” scenario).

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Following a 25 bps increase on May 3rd, the federal funds rate target finished the period at 5.00% ‒ 5.25%, as the Fed took no action at its mid-June meeting.
Against this backdrop, the US Treasury yield curve flattened as yields rose on securities with shorter maturities as the market priced in the Fed's rate increases. For the six months ended June 30, 2023, the two-year Treasury yield finished 53 bps higher, increasing from 4.41% to 4.94%, while the 10-year yield was essentially unchanged, moving two bps lower, from 3.88% to 3.86%, and the 30-year yield declined by 12 bps, from 3.97% to 3.85%. As a result, the Treasury yield curve ended the period significantly inverted (meaning that short-term yields were higher than long-term yields), a development typically viewed as a predictor of recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)
For the six months ended June 30, 2023, the Portfolio's benchmark, the Bloomberg US Aggregate Bond Index (the Bloomberg Index), posted a return of 2.09%. Within the investment-grade market, corporate bonds led performance, returning 3.21%, while returns for securitized assets and Treasuries were also in positive territory for the six-month period.
Q:	What factors influenced the Portfolio's performance relative to the Bloomberg Index during the six-month period ended June 30, 2023?
A:	The Portfolio’s sector allocation and security selection results, as well as interest-rate positioning, contributed positively to benchmark-relative performance during the six-month period.
In terms of sector allocation, the Portfolio's relative returns benefited from the outperformance of credit-oriented sectors relative to Treasuries over the period. Most notably, the Portfolio's overweight to non-agency mortgage-backed securities (MBS) contributed positively to relative performance, as the housing market appeared to have bottomed, leading to strong demand for the sector and spread compression relative to corporate credit. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The Portfolio's substantial underweight to Treasuries proved additive for benchmark-relative returns as well. Within the Portfolio’s corporate bond allocation, an overweight to financial issuers contributed positively to relative performance. On the downside, the Portfolio’s overweight to commercial MBS was the largest asset allocation detractor from relative returns, as conduit securities (which are backed by pools of similar commercial mortgages) with exposure to office properties underperformed during the period.
In terms of security selection, within the Portfolio's allocation to corporate bonds, security selection results were most beneficial among industrial issuers, where exposure to the debt of an aircraft manufacturer and a gaming firm highlighted positive contributions to the Portfolio's benchmark-relative results.
The Portfolio’s overweight to issues with longer maturities benefited relative performance, as prices for that segment of the yield curve rose as the curve flattened, while the opposite was true for issues with short maturities.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23 (continued)
Finally, the use of derivatives (discussed below) detracted slightly from benchmark-relative performance for the six-month period, as did the Portfolio's long-duration stance versus the Bloomberg Index, which was a modest constraint on relative returns. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Q:	What factors affected the Portolio’s yield, or distributions* to shareholders, during the six-month period ended June 30, 2023?
A:	The Portfolio’s monthly distribution rate increased over the six-month period. While the Treasury yield curve finished the period higher than where it began at the start of the period, most notably on the short end, tightening credit spreads seen across both corporate credit and securitized assets partially offset those effects. In addition, we took steps position the Portfolio more conservatively as the period progressed, as the likelihood of an economic slowdown or recession increased sharply, in our view, as interest rates moved into restrictive territory.
Q:	Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2023? If so, did the derivatives have a material effect in the Fund’s performance?
A:	Yes, we invested the Portfolio in Treasury futures and index-based credit-default-swap contracts (CDX) during the period. We invest in Treasury futures as part of our duration-management strategy for the Portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We typically have used the CDX positions as part of our efforts to either gain or reduce the Portfolio’s exposures to both investment-grade and high-yield corporate securities more efficiently, as cash bond transactions take a little more time to execute, and have a higher liquidity cost. The use of derivatives, we think, may allow the Portfolio to potentially benefit from the performance effects of the targeted asset class, while retaining a better liquidity profile, which may help reduce risk. Given that duration positioning detracted from relative returns during the six-month period, the use of Treasury futures had a slight negative effect on the Portfolio's relative performance. The use of CDX also was a modest detractor from the Portfolio's relative returns.
Q:	What is your assessment of the current climate for fixed-income investing?
A:	With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its 2% long-term target, we believe the federal funds rate target range will remain “higher for longer,” contrary to current market expectations, which have continued to price in rate cuts for the latter part of 2023. We believe financial conditions will become more restrictive, and that the likelihood of a recession has risen, particularly as banks tighten lending standards and as the Fed maintains higher interest rates. Consequently, we expect to maintain a somewhat defensive posture in the Portfolio as recession risk increases over the course of the year.
As is typically the case during recessions, we would expect some credit-oriented bond issuers to end up in trouble, which could lead to increased
*	Distributions are not guaranteed.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate).  Publication of most LIBOR settings has ceased on a representative basis.  The impact of the transition from LIBOR on the Portfolio's transactions and financial markets generally cannot yet be determined.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the ﬁnancial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than- average price volatility, illiquidity and possibility of default.
The securities issued by U.S. government- sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Portfolio may invest in mortgage- backed securities, which during times of ﬂuctuating interest rates may increase or decrease more than other ﬁxed-income securities. Mortgage-backed securities are also subject to prepayments.
defaults. However, we do not expect a deep recession, such as during the global financial crisis (GFC) of 2008. In our opinion, the economy will likely be on the upswing and the default rate headed lower at some point in 2024.
In our view, US fixed-income duration exposures remain attractive in both nominal and inflation-indexed terms. As spreads in credit-oriented sectors have narrowed back to early March (pre-bank crisis) levels, we have been selectively reducing the size of the Portfolio’s corporate, securitized credit, and agency MBS allocations. However, we anticipate the Portfolio’s positioning to continue actively evolving along with shifts in our outlook, and our views on relative valuations.
Please refer to the Schedule of Investments on pages 8 to 28 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited)
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 103.7%
Senior Secured Floating Rate Loan Interests — 0.5% of Net Assets*(a)
Chemicals-Diversified — 0.0%†
44,437	LSF11 A5 HoldCo LLC, Term Loan, 8.717% (Term SOFR + 350 bps), 10/15/28	$ 43,820
	Total Chemicals-Diversified	$ 43,820
Chemicals-Specialty — 0.1%
142,100	Mativ Holdings, Inc., Term B Loan, 9.00% (Term SOFR + 375 bps), 4/20/28	$ 137,126
	Total Chemicals-Specialty	$ 137,126
Electronic Composition — 0.0%†
48,997	Energy Acquisition LP, First Lien Initial Term Loan, 9.614% (Term SOFR + 425 bps), 6/26/25	$ 45,751
	Total Electronic Composition	$ 45,751
Finance-Leasing Company — 0.1%
61,133	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 6.646% (LIBOR + 150 bps), 2/12/27	$ 60,396
	Total Finance-Leasing Company	$ 60,396
Medical-Wholesale Drug Distribution — 0.1%
65,625	Owens & Minor, Inc., Term B-1 Loan, 8.952% (Term SOFR + 375 bps), 3/29/29	$ 65,666
	Total Medical-Wholesale Drug Distribution	$ 65,666
Metal Processors & Fabrication — 0.1%
112,987	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.199% (Term SOFR + 400 bps), 10/12/28	$ 110,304
	Total Metal Processors & Fabrication	$ 110,304
Physical Practice Management — 0.0%†
83,724	Team Health Holdings, Inc., Extended Term Loan, 10.352% (Term SOFR + 525 bps), 3/2/27	$ 58,188
	Total Physical Practice Management	$ 58,188
Retail-Restaurants — 0.1%
148,648	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 6.943% (LIBOR + 175 bps), 11/19/26	$ 147,684
	Total Retail-Restaurants	$ 147,684
Telephone-Integrated — 0.0%†
52,283	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 6.967% (Term SOFR + 175 bps), 3/1/27	$ 48,307
	Total Telephone-Integrated	$ 48,307
	Total Senior Secured Floating Rate Loan Interests (Cost $757,455)	$ 717,242

Asset Backed Securities — 5.6% of Net Assets
300,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	$ 293,265
100,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class C, 6.36%, 12/20/29 (144A)	99,596
250,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 7.043% (1 Month USD LIBOR + 185 bps), 8/15/34 (144A)	232,707
265,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class C, 7.367% (SOFR30A + 230 bps), 1/15/37 (144A)	249,181
350,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class C, 8.597% (1 Month Term SOFR + 345 bps), 5/15/37 (144A)	340,267
199,782	Blackbird Capital Aircraft, Series 2021-1A, Class A, 2.443%, 7/15/46 (144A)	172,016
170,000(a)	BSPRT Issuer, Ltd., Series 2022-FL8, Class C, 7.367% (SOFR30A + 230 bps), 2/15/37 (144A)	160,018
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 8.186% (3 Month Term SOFR + 320 bps), 4/15/35 (144A)	230,295
200,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1, 2.992%, 2/25/46 (144A)	148,058
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class M2, 3.693%, 2/25/46 (144A)	76,131
8
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
200,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	$ 186,809
23,407	Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83%, 8/15/26 (144A)	23,339
375,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	359,832
155,979	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/53 (144A)	140,338
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%, 2/27/51 (144A)	85,685
290,250	Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/49 (144A)	253,615
50,000	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	48,907
17,148(b)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	15,608
400,000(c)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	346,792
250,000	Foundation Finance Trust, Series 2019-1A, Class B, 4.22%, 11/15/34 (144A)	238,408
250,000(a)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class DR, 8.148% (3 Month Term SOFR + 310 bps), 4/20/35 (144A)	230,056
125,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 6.958% (1 Month USD LIBOR + 180 bps), 9/17/36 (144A)	117,656
196,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	161,273
79,233	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	69,625
188,549	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%, 8/17/71 (144A)	160,728
9,175	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)	9,010
319,111	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	315,441
8,422	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%, 7/16/29 (144A)	8,414
315,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 7.707% (1 Month USD LIBOR + 255 bps), 10/16/36 (144A)	293,086
75,425	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	65,714
48,236	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	45,313
200,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.85%, 4/20/62 (144A)	163,844
25,026	NMEF Funding LLC, Series 2019-A, Class C, 3.30%, 8/17/26 (144A)	24,997
100,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%, 12/15/27 (144A)	95,393
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class C, 7.586% (3 Month Term SOFR + 260 bps), 4/15/30 (144A)	244,373
280,000	Republic Finance Issuance Trust, Series 2021-A, Class A, 2.30%, 12/22/31 (144A)	257,077
100,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.53%, 12/22/31 (144A)	85,199
235,000	SBA Tower Trust, Series 2014-2C, 3.869%, 10/15/49 (144A)	227,782
200,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C, 3.11%, 6/21/27 (144A)	191,636
250,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D, 8.905% (3 Month USD LIBOR + 365 bps), 1/25/32 (144A)	231,388
133,036	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	118,925
350,000(a)	STWD, Ltd., Series 2022-FL3, Class B, 7.017% (SOFR30A + 195 bps), 11/15/38 (144A)	333,743
88,985	Tricolor Auto Securitization Trust, Series 2021-1A, Class D, 1.92%, 5/15/26 (144A)	88,174
180,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	152,551
54,609	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	52,448
309,613	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	289,929
	Total Asset Backed Securities (Cost $8,407,684)	$ 7,734,642

	Collateralized Mortgage Obligations—9.4% of Net Assets
134,754(c)	Ajax Mortgage Loan Trust, Series 2021-A, Class A1, 1.065%, 9/25/65 (144A)	$ 117,538
162,474(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 7.90% (1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	163,257
126,681(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 7.85% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	127,601
124,994(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 8.85% (1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	126,435
The accompanying notes are an integral part of these financial statements.
9

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
65,870(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 8.75% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	$ 66,347
450,000(c)	BINOM Securitization Trust, Series 2022-RPL1, Class M2, 3.00%, 2/25/61 (144A)	310,653
100,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	84,713
200,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class M3, 3.735%, 6/25/36 (144A)	182,162
300,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31 (144A)	274,623
125,000(c)	CFMT LLC, Series 2022-HB9, Class M3, 3.25%, 9/25/37 (144A)	96,837
180,000(c)	CIM Trust, Series 2020-R2, Class M3, 3.00%, 10/25/59 (144A)	131,146
235,429(c)	CIM Trust, Series 2021-J1, Class B1, 2.657%, 3/25/51 (144A)	181,426
400,000(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M3, 3.25%, 3/25/61 (144A)	324,674
94,871(c)	Citigroup Mortgage Loan Trust, Series 2021-INV1, Class B1W, 2.708%, 5/25/51 (144A)	72,703
27,507(a)	Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 7.60% (1 Month USD LIBOR + 245 bps), 7/25/31 (144A)	27,618
2,270(a)	Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 7.30% (1 Month USD LIBOR + 215 bps), 9/25/31 (144A)	2,273
13,740(a)	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 7.25% (1 Month USD LIBOR + 210 bps), 10/25/39 (144A)	13,761
29,944(a)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 7.15% (1 Month USD LIBOR + 200 bps), 1/25/40 (144A)	29,973
85,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, 8.067% (SOFR30A + 300 bps), 1/25/42 (144A)	84,232
200,000(c)	CSMC Trust, Series 2021-RPL2, Class M1, 2.75%, 1/25/60 (144A)	149,093
150,000(c)	CSMC Trust, Series 2021-RPL2, Class M2, 3.25%, 1/25/60 (144A)	107,575
65,384(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 6.85% (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	65,451
228,595(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 6.95% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	228,320
12,870	Federal Home Loan Mortgage Corp. REMICs, Series 2944, Class OH, 5.50%, 3/15/35	12,978
182,006(a)(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 1.357% (1 Month USD LIBOR + 655 bps), 8/15/42	20,299
85,654(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	15,499
113,948(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	21,614
774	Federal National Mortgage Association REMICs, Series 2009-36, Class HX, 4.50%, 6/25/29	759
550,000	Federal National Mortgage Association REMICs, Series 2013-61, Class BY, 3.00%, 6/25/43	443,928
78,016(d)	Federal National Mortgage Association REMICs, Series 2020-83, Class EI, 4.00%, 11/25/50	15,529
336,618(b)	Finance of America Structured Securities Trust, Series 2022-S1, Class A1, 2.00%, 2/25/52 (144A)	309,624
316,717(b)	Finance of America Structured Securities Trust, Series 2022-S1, Class A2, 3.00%, 2/25/52 (144A)	283,857
162,216(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B1, 10.25% (1 Month USD LIBOR + 510 bps), 6/25/50 (144A)	174,585
253,043(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B1, 11.15% (1 Month USD LIBOR + 600 bps), 8/25/50 (144A)	281,028
72,224(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class M2, 7.867% (SOFR30A + 280 bps), 10/25/50 (144A)	73,446
613	Government National Mortgage Association, Series 2012-130, Class PA, 3.00%, 4/20/41	606
437,292(d)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	73,088
391,133(a)(d)	Government National Mortgage Association, Series 2020-9, Class SA, 3.35% (1 Month USD LIBOR + 335 bps), 1/20/50	7,120
165,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	114,513
76,542(c)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.352%, 9/27/60 (144A)	69,609
329,572(c)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class A4, 2.50%, 5/28/52 (144A)	253,835
68,968(a)	Home Re, Ltd., Series 2019-1, Class M1, 6.80% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	68,957
118,304(a)	Home Re, Ltd., Series 2020-1, Class M2, 10.40% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	119,932
130,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196%, 5/25/65 (144A)	119,419
10
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
100,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2, Class M1, 3.897%, 5/25/65 (144A)	$ 89,197
165,122(c)	Hundred Acre Wood Trust, Series 2021-INV1, Class B1, 3.225%, 7/25/51 (144A)	133,031
447,722(c)	Hundred Acre Wood Trust, Series 2021-INV3, Class A3, 2.50%, 12/25/51 (144A)	359,384
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B1, 3.295%, 9/25/56 (144A)	57,563
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	58,957
401,431	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	366,808
236,242(c)	JP Morgan Mortgage Trust, Series 2019-HYB1, Class B3, 4.621%, 10/25/49 (144A)	217,489
144,516(c)	JP Morgan Mortgage Trust, Series 2021-12, Class B1, 3.165%, 2/25/52 (144A)	113,887
130,228(c)	JP Morgan Mortgage Trust, Series 2021-13, Class B1, 3.142%, 4/25/52 (144A)	102,070
104,494(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B1, 2.983%, 10/25/51 (144A)	81,435
189,990(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B2, 2.983%, 10/25/51 (144A)	137,571
215,000(c)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	148,949
275,000(c)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.524%, 7/25/52 (144A)	168,079
13,368(a)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian Mortgage Reference Rate - 300 bps), 9/8/39 (144A)	12,699
430,929(c)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A15, 2.50%, 8/25/51 (144A)	332,977
284,725(c)	Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B1, 2.669%, 6/25/51 (144A)	209,474
194,272(c)	Mello Mortgage Capital Acceptance, Series 2022-INV1, Class B1, 3.322%, 3/25/52 (144A)	152,118
75,648(c)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%, 8/25/49 (144A)	67,172
400,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	316,582
339,931(c)	Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B2, 2.942%, 3/25/51 (144A)	255,612
65,647(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	59,346
200,000	NYMT Loan Trust, Series 2022-CP1, Class M1, 3.215%, 7/25/61 (144A)	162,535
120,329(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.40% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	122,728
330,511(c)	PRMI Securitization Trust, Series 2021-1, Class B1, 2.479%, 4/25/51 (144A)	239,683
189,616(c)	Provident Funding Mortgage Trust, Series 2021-J1, Class B1, 2.637%, 10/25/51 (144A)	145,783
336,751(c)	Rate Mortgage Trust, Series 2021-HB1, Class B2, 2.705%, 12/25/51 (144A)	239,613
143,495(c)	Rate Mortgage Trust, Series 2021-J3, Class B2, 2.716%, 10/25/51 (144A)	106,757
380,306(c)	RCKT Mortgage Trust, Series 2021-2, Class B1A, 2.563%, 6/25/51 (144A)	285,657
318,595(c)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50%, 7/25/51 (144A)	245,381
335,921(c)	RCKT Mortgage Trust, Series 2021-4, Class B1A, 3.007%, 9/25/51 (144A)	261,884
400,000(c)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%, 5/25/52 (144A)	276,195
72,601(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	58,425
206,216(c)	RMF Proprietary Issuance Trust, Series 2021-2, Class A, 2.125%, 9/25/61 (144A)	143,595
125,000(c)	Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class A3, 4.50%, 5/25/55 (144A)	109,904
5,781(c)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.50%, 8/25/48 (144A)	5,591
150,000(c)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	98,085
380,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 9.35% (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	406,225
310,618(a)	STACR Trust, Series 2018-HRP2, Class M3, 7.55% (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	313,527
365,999(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	289,099
18,929(a)	Triangle Re, Ltd., Series 2020-1, Class M2, 10.75% (1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	18,977
169,675(c)	UWM Mortgage Trust, Series 2021-INV5, Class B1, 3.24%, 1/25/52 (144A)	134,961
121,618(c)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	114,047
100,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	69,508
345,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	225,419
	Total Collateralized Mortgage Obligations (Cost $15,575,708)	$ 12,962,615

The accompanying notes are an integral part of these financial statements.
11

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—4.8% of Net Assets
150,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 7.917% (SOFR30A + 285 bps), 1/20/37 (144A)	$ 135,894
136,267(b)(d)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000%, 7/25/37 (144A)	—
250,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	234,616
200,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.391%, 9/15/48 (144A)	155,375
100,000(c)	Benchmark Mortgage Trust, Series 2022-B34, Class AM, 3.96%, 4/15/55	83,823
500,000(c)	BX Commercial Mortgage Trust, Series 2021-VIV5, Class A, 2.843%, 3/9/44 (144A)	414,139
400,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)	341,824
450,000(a)	BX Trust, Series 2021-ARIA, Class D, 7.088% (1 Month USD LIBOR + 190 bps), 10/15/36 (144A)	429,677
120,061(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class D, 7.243% (1 Month USD LIBOR + 205 bps), 6/15/34 (144A)	115,198
125,000(c)	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.726%, 9/10/58	102,554
100,000(c)	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class AS, 4.179%, 3/10/51	90,387
234,973	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A3, 3.963%, 6/10/51	216,707
1,386,777(c)(d)	COMM Mortgage Trust, Series 2014-CR18, Class XA, 1.075%, 7/15/47	8,032
100,000(c)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	86,068
176,913	COMM Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49	167,277
225,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.067% (SOFR30A + 400 bps), 11/25/51 (144A)	204,104
150,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.216%, 7/25/27 (144A)	136,628
109,268(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class B, 7.643% (1 Month USD LIBOR + 245 bps), 10/25/28	101,177
100,000(c)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.529%, 2/25/52 (144A)	92,372
134,133(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 7.493% (1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	127,601
209,910(a)	FREMF Mortgage Trust, Series 2019-KF66, Class B, 7.593% (1 Month USD LIBOR + 240 bps), 7/25/29 (144A)	192,242
98,021(c)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25	93,733
662,936(c)(d)	Government National Mortgage Association, Series 2017-21, Class IO, 0.633%, 10/16/58	21,855
250,000(a)	GS Mortgage Securities Corportation Trust, Series 2021-IP, Class D, 7.293% (1 Month USD LIBOR + 210 bps), 10/15/36 (144A)	224,657
323,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41 (144A)	292,996
170,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.144%, 8/15/49	149,688
250,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	224,375
150,000(c)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49	116,033
100,000(c)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.194%, 12/15/49 (144A)	57,311
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	232,887
1,600,000(c)(d)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.228%, 6/15/51	8,847
225,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	200,960
348,328(a)	Med Trust, Series 2021-MDLN, Class E, 8.344% (1 Month USD LIBOR + 315 bps), 11/15/38 (144A)	329,105
60,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.265%, 3/15/48	46,164
250,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.419%, 7/11/40 (144A)	203,756
85,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	47,600
225,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.10% (1 Month USD LIBOR + 295 bps), 11/25/36 (144A)	210,030
550,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	390,124
325,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 8.079% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	315,049
	Total Commercial Mortgage-Backed Securities (Cost $7,717,098)	$ 6,600,865

12
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Corporate Bonds — 32.8% of Net Assets
	Aerospace & Defense — 0.4%
119,000	Boeing Co., 3.75%, 2/1/50	$ 89,377
480,000	Boeing Co., 3.90%, 5/1/49	366,912
125,000	Boeing Co., 5.805%, 5/1/50	124,544
	Total Aerospace & Defense	$ 580,833
	Airlines — 0.4%
203,944	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%, 1/15/30 (144A)	$ 180,432
42,975	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	37,410
85,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	82,509
136,322	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	115,855
51,021	JetBlue 2020-1 Class A Pass Through Trust, 4.00%, 11/15/32	46,466
66,445	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	63,419
	Total Airlines	$ 526,091
	Auto Manufacturers — 0.9%
125,000	Ford Motor Co., 6.10%, 8/19/32	$ 121,144
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	163,925
200,000	Ford Motor Credit Co. LLC, 7.35%, 3/6/30	204,248
216,000	General Motors Co., 6.60%, 4/1/36	221,780
285,000	General Motors Financial Co., Inc., 6.40%, 1/9/33	289,686
295,000	Hyundai Capital America, 5.80%, 4/1/30 (144A)	297,012
	Total Auto Manufacturers	$ 1,297,795
	Auto Parts & Equipment — 0.1%
150,000	ZF North America Capital, Inc., 6.875%, 4/14/28 (144A)	$ 152,157
	Total Auto Parts & Equipment	$ 152,157
	Banks — 11.0%
600,000(c)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index + 110 bps), 12/13/29 (144A)	$ 502,239
200,000(c)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	151,929
535,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	522,735
318,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	304,087
200,000(c)	Banco Santander SA, 1.722% (1 Year CMT Index + 90 bps), 9/14/27	173,642
600,000(c)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	475,333
375,000(c)	Bank of America Corp., 2.572% (SOFR + 121 bps), 10/20/32	305,438
663,000(c)	Bank of America Corp., 2.884% (3 Month Term SOFR + 145 bps), 10/22/30	570,812
150,000(c)	Bank of New York Mellon Corp., 5.834% (SOFR + 207 bps), 10/25/33	156,383
590,000(c)	Bank of Nova Scotia, 4.588% (5 Year CMT Index + 205 bps), 5/4/37	508,407
440,000(c)	Barclays Plc, 5.746% (1 Year CMT Index + 300 bps), 8/9/33	425,543
255,000(c)	BNP Paribas SA, 2.159% (SOFR + 122 bps), 9/15/29 (144A)	212,350
390,000(c)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	301,012
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	191,500
200,000(c)	CaixaBank SA, 6.208% (SOFR + 270 bps), 1/18/29 (144A)	199,503
250,000(c)	Citigroup, Inc., 2.52% (SOFR + 118 bps), 11/3/32	201,428
185,000(c)	Citigroup, Inc., 4.91% (SOFR + 209 bps), 5/24/33	179,016
90,000(c)	Citigroup, Inc., 6.174% (SOFR + 266 bps), 5/25/34	90,784
365,000(c)	Comerica Bank, 5.332% (SOFR + 261 bps), 8/25/33	292,221
235,000(c)	Goldman Sachs Group, Inc., 2.65% (SOFR + 126 bps), 10/21/32	191,555
286,000(c)	Goldman Sachs Group, Inc., 3.272% (3 Month Term SOFR + 146 bps), 9/29/25	276,326
215,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month Term SOFR + 156 bps), 5/1/29	203,066
The accompanying notes are an integral part of these financial statements.
13

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
355,000(c)	HSBC Holdings Plc, 2.206% (SOFR + 129 bps), 8/17/29	$ 296,981
375,000(c)	HSBC Holdings Plc, 2.871% (SOFR + 141 bps), 11/22/32	302,356
200,000(c)	HSBC Holdings Plc, 6.161% (SOFR + 197 bps), 3/9/29	201,702
200,000(c)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	182,840
635,000(c)(e)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	422,467
560,000(c)	Intesa Sanpaolo S.p.A., 4.95% (1 Year CMT Index + 275 bps), 6/1/42 (144A)	368,804
245,000(c)	Intesa Sanpaolo S.p.A., 7.778% (1 Year CMT Index + 390 bps), 6/20/54 (144A)	244,080
305,000(c)	JPMorgan Chase & Co., 2.545% (SOFR + 118 bps), 11/8/32	249,894
90,000(c)	JPMorgan Chase & Co., 4.586% (SOFR + 180 bps), 4/26/33	85,796
200,000(c)	Lloyds Banking Group Plc, 4.976% (1 Year CMT Index + 230 bps), 8/11/33	187,080
310,000(c)	Lloyds Banking Group Plc, 7.953% (1 Year CMT Index + 375 bps), 11/15/33	336,311
205,000(c)(e)	Lloyds Banking Group Plc, 8.00% (5 Year CMT Index + 391 bps)	187,298
335,000(c)	Macquarie Group, Ltd., 2.691% (SOFR + 144 bps), 6/23/32 (144A)	263,995
195,000(c)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	155,737
200,000(c)	Mizuho Financial Group, Inc., 5.669% (1 Year CMT Index + 240 bps), 9/13/33	201,430
305,000(c)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	288,589
60,000(c)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	59,223
645,000(c)(e)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	477,236
115,000(c)	PNC Financial Services Group, Inc., 5.068% (SOFR + 193 bps), 1/24/34	110,280
210,000(c)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	181,373
200,000(c)	Societe Generale SA, 4.027% (1 Year CMT Index + 190 bps), 1/21/43 (144A)	133,413
200,000(c)(e)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps) (144A)	148,396
225,000(c)	Societe Generale SA, 6.221% (1 Year CMT Index + 320 bps), 6/15/33 (144A)	209,458
575,000(c)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	460,319
70,000(c)	State Street Corp., 4.421% (SOFR + 161 bps), 5/13/33	66,423
340,000(c)	State Street Corp., 5.159% (SOFR + 189 bps), 5/18/34	337,965
280,000	Toronto-Dominion Bank, 4.456%, 6/8/32	265,703
530,000(c)	Truist Financial Corp., 4.916% (SOFR + 224 bps), 7/28/33	484,338
415,000(c)	UBS Group AG, 2.746% (1 Year CMT Index + 110 bps), 2/11/33 (144A)	323,236
700,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	631,837
240,000(c)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	203,676
200,000(c)	UniCredit S.p.A., 7.296% (5 Year USD ICE Swap Rate + 491 bps), 4/2/34 (144A)	188,445
595,000(c)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	435,235
	Total Banks	$ 15,127,225
	Biotechnology — 0.1%
170,000	Amgen, Inc., 5.25%, 3/2/33	$ 170,217
	Total Biotechnology	$ 170,217
	Building Materials — 0.1%
150,000	Fortune Brands Innovations, Inc., 4.50%, 3/25/52	$ 116,789
	Total Building Materials	$ 116,789
	Chemicals — 0.8%
236,000	Albemarle Corp., 5.05%, 6/1/32	$ 228,496
329,000	Albemarle Corp., 5.65%, 6/1/52	313,067
207,000	Celanese US Holdings LLC, 6.379%, 7/15/32	208,795
390,000	OCI NV, 6.70%, 3/16/33 (144A)	381,286
	Total Chemicals	$ 1,131,644
14
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Commercial Services — 0.5%
123,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 116,720
220,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	201,300
180,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	168,624
200,000	Sotheby's, 7.375%, 10/15/27 (144A)	179,879
	Total Commercial Services	$ 666,523
	Cosmetics/Personal Care — 0.2%
205,000	Estee Lauder Cos., Inc., 5.15%, 5/15/53	$ 208,779
	Total Cosmetics/Personal Care	$ 208,779
	Diversified Financial Services — 3.1%
225,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 184,072
265,000	Air Lease Corp., 2.10%, 9/1/28	220,119
165,000	Air Lease Corp., 2.875%, 1/15/32	132,487
215,000	Air Lease Corp., 3.125%, 12/1/30	179,101
395,000	Ally Financial, Inc., 4.75%, 6/9/27	366,689
50,000(c)	Ally Financial, Inc., 6.992% (SOFR + 326 bps), 6/13/29	49,375
60,000	Ally Financial, Inc., 8.00%, 11/1/31	62,287
245,000	Ameriprise Financial, Inc., 5.15%, 5/15/33	243,255
30,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	29,102
270,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	267,101
225,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	191,584
289,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	272,443
125,000(c)	Capital One Financial Corp., 5.247% (SOFR + 260 bps), 7/26/30	117,839
310,000(c)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	290,263
30,000(c)	Capital One Financial Corp., 5.817% (SOFR + 260 bps), 2/1/34	28,622
140,000(c)	Capital One Financial Corp., 6.377% (SOFR + 286 bps), 6/8/34	138,997
220,000(c)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	223,275
485,000	Nomura Holdings, Inc., 2.999%, 1/22/32	392,977
225,000	Nomura Holdings, Inc., 5.605%, 7/6/29	221,918
140,000	OneMain Finance Corp., 3.50%, 1/15/27	120,112
404,000	OneMain Finance Corp., 4.00%, 9/15/30	311,080
283,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	242,672
	Total Diversified Financial Services	$ 4,285,370
	Electric — 0.8%
210,000(c)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	$ 166,950
70,000	Entergy Louisiana LLC, 4.75%, 9/15/52	64,199
185,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	185,696
130,000	Niagara Mohawk Power Corp., 5.783%, 9/16/52 (144A)	130,302
82,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	69,102
255,000	Puget Energy, Inc., 2.379%, 6/15/28	219,919
240,000	Puget Energy, Inc., 4.10%, 6/15/30	218,519
55,000	Puget Energy, Inc., 4.224%, 3/15/32	49,421
	Total Electric	$ 1,104,108
	Energy-Alternate Sources — 0.2%
258,100	Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%, 10/15/39 (144A)	$ 188,478
35,498	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	32,447
	Total Energy-Alternate Sources	$ 220,925
The accompanying notes are an integral part of these financial statements.
15

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Entertainment — 0.2%
400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	$ 329,962
	Total Entertainment	$ 329,962
	Food — 0.7%
120,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 2/2/29 (144A)	$ 101,761
57,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 5/15/32 (144A)	43,745
255,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33 (144A)	239,688
90,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 12/1/52 (144A)	85,293
235,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	183,874
220,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	162,574
200,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	156,811
21,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	19,352
	Total Food	$ 993,098
	Gas — 0.6%
110,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 100,083
380,000	KeySpan Gas East Corp., 5.994%, 3/6/33 (144A)	382,950
158,749	Nakilat, Inc., 6.267%, 12/31/33 (144A)	167,679
120,000	NiSource, Inc., 5.40%, 6/30/33	120,080
	Total Gas	$ 770,792
	Hand & Machine Tools — 0.2%
125,000	Kennametal, Inc., 2.80%, 3/1/31	$ 99,971
125,000	Regal Rexnord Corp., 6.30%, 2/15/30 (144A)	124,630
	Total Hand & Machine Tools	$ 224,601
	Healthcare-Products — 0.3%
77,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	$ 74,423
348,000	Smith & Nephew Plc, 2.032%, 10/14/30	281,551
	Total Healthcare-Products	$ 355,974
	Healthcare-Services — 0.4%
140,000	Elevance Health, Inc., 4.55%, 5/15/52	$ 125,048
65,000	Elevance Health, Inc., 6.10%, 10/15/52	71,206
525,000	Fresenius Medical Care US Finance III, Inc., 2.375%, 2/16/31 (144A)	398,339
	Total Healthcare-Services	$ 594,593
	Insurance — 2.0%
185,000	Brown & Brown, Inc., 4.20%, 3/17/32	$ 166,135
270,000	CNA Financial Corp., 5.50%, 6/15/33	263,293
470,000	CNO Global Funding, 2.65%, 1/6/29 (144A)	395,359
100,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	87,930
340,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	266,478
645,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	722,093
155,000	Metropolitan Life Global Funding I, 5.15%, 3/28/33 (144A)	153,295
475,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	360,378
355,000(c)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index + 260 bps), 9/16/51 (144A)	289,902
86,000	Primerica, Inc., 2.80%, 11/19/31	71,115
26,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	28,668
	Total Insurance	$ 2,804,646
16
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Iron & Steel — 0.0%†
71,000	Commercial Metals Co., 4.375%, 3/15/32	$ 61,358
	Total Iron & Steel	$ 61,358
	Lodging — 0.4%
55,000	Marriott International, Inc., 4.90%, 4/15/29	$ 53,512
520,000	Marriott International, Inc., 3.50%, 10/15/32	449,123
100,000	Marriott International, Inc., 4.625%, 6/15/30	95,748
	Total Lodging	$ 598,383
	Machinery-Construction & Mining — 0.1%
205,000	Weir Group Plc, 2.20%, 5/13/26 (144A)	$ 183,614
	Total Machinery-Construction & Mining	$ 183,614
	Machinery-Diversified — 0.1%
210,000	CNH Industrial Capital LLC, 4.55%, 4/10/28	$ 203,057
	Total Machinery-Diversified	$ 203,057
	Media — 0.5%
40,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 31,412
275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	235,148
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	68,210
135,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 4/1/33	118,497
301,000	CSC Holdings LLC, 4.50%, 11/15/31 (144A)	209,862
	Total Media	$ 663,129
	Mining — 0.6%
335,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	$ 287,553
265,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	271,593
280,000	Rio Tinto Finance USA Plc, 5.125%, 3/9/53	282,336
	Total Mining	$ 841,482
	Multi-National — 0.1%
230,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	$ 186,666
	Total Multi-National	$ 186,666
	Oil & Gas — 0.9%
640,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 529,615
450,000	Phillips 66 Co., 3.75%, 3/1/28	421,738
312,000	Valero Energy Corp., 6.625%, 6/15/37	334,771
	Total Oil & Gas	$ 1,286,124
	Pharmaceuticals — 0.3%
35,000	CVS Health Corp., 5.25%, 1/30/31	$ 34,890
260,000	CVS Health Corp., 5.25%, 2/21/33	258,991
200,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	181,420
	Total Pharmaceuticals	$ 475,301
	Pipelines — 2.2%
75,000	Boardwalk Pipelines LP, 3.60%, 9/1/32	$ 63,672
125,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	123,207
40,000	Energy Transfer LP, 4.15%, 9/15/29	36,814
479,000	Energy Transfer LP, 4.95%, 5/15/28	463,435
224,000	Energy Transfer LP, 5.35%, 5/15/45	195,765
140,000	Energy Transfer LP, 6.00%, 6/15/48	132,763
The accompanying notes are an integral part of these financial statements.
17

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Pipelines — (continued)
241,000(c)(e)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	$ 204,349
280,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	230,161
134,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	112,188
545,000	Kinder Morgan, Inc., 5.45%, 8/1/52	497,603
230,000	MPLX LP, 4.95%, 3/14/52	195,338
230,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	189,419
65,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	66,016
115,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	115,939
89,000	Williams Cos., Inc., 7.75%, 6/15/31	98,459
250,000	Williams Cos., Inc., 7.50%, 1/15/31	274,481
	Total Pipelines	$ 2,999,609
	REITs — 1.5%
64,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	$ 51,674
164,000	HAT Holdings I LLC/HAT Holdings II LLC , 3.375%, 6/15/26 (144A)	146,984
255,000	Healthcare Realty Holdings LP, 3.10%, 2/15/30	218,428
47,000	Highwoods Realty LP, 2.60%, 2/1/31	34,443
15,000	Highwoods Realty LP, 3.05%, 2/15/30	11,642
41,000	Highwoods Realty LP, 4.125%, 3/15/28	35,853
285,000	LXP Industrial Trust, 2.375%, 10/1/31	216,941
165,000	LXP Industrial Trust, 2.70%, 9/15/30	131,770
500,000	Simon Property Group LP , 5.50%, 3/8/33	496,439
500,000	Sun Communities Operating LP , 5.70%, 1/15/33	487,001
180,000	UDR, Inc., 4.40%, 1/26/29	169,286
	Total REITs	$ 2,000,461
	Retail — 0.8%
55,000	AutoNation, Inc., 1.95%, 8/1/28	$ 44,802
55,000	AutoNation, Inc., 2.40%, 8/1/31	41,727
245,000	AutoNation, Inc., 3.85%, 3/1/32	207,854
125,000	AutoNation, Inc., 4.75%, 6/1/30	116,876
375,000	Dollar Tree, Inc., 2.65%, 12/1/31	306,683
295,000	Lowe's Cos., Inc., 3.75%, 4/1/32	266,997
90,000	Tractor Supply Co., 5.25%, 5/15/33	89,303
	Total Retail	$ 1,074,242
	Semiconductors — 0.8%
35,000	Broadcom, Inc., 3.137%, 11/15/35 (144A)	$ 26,847
475,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	358,983
130,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	117,750
100,000	Broadcom, Inc., 4.30%, 11/15/32	91,728
200,000	Foundry JV Holdco LLC, 5.875%, 1/25/34 (144A)	199,209
313,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	252,843
	Total Semiconductors	$ 1,047,360
	Software — 0.3%
423,000	Autodesk, Inc., 2.40%, 12/15/31	$ 346,135
	Total Software	$ 346,135
	Telecommunications — 0.9%
255,000	Altice France SA, 5.50%, 1/15/28 (144A)	$ 192,552
315,000	Motorola Solutions, Inc., 2.30%, 11/15/30	254,446
18
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Telecommunications — (continued)
150,000	Motorola Solutions, Inc., 5.60%, 6/1/32	$ 148,633
175,000	T-Mobile USA, Inc., 2.70%, 3/15/32	144,555
165,000	T-Mobile USA, Inc., 5.05%, 7/15/33	162,013
145,000	T-Mobile USA, Inc., 5.20%, 1/15/33	144,068
240,000	Verizon Communications, Inc., 5.05%, 5/9/33	237,329
	Total Telecommunications	$ 1,283,596
	Trucking & Leasing — 0.3%
95,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 7/1/27 (144A)	$ 89,666
275,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.55%, 5/1/28 (144A)	270,758
35,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.20%, 6/15/30 (144A)	35,183
	Total Trucking & Leasing	$ 395,607
	Total Corporate Bonds (Cost $51,185,083)	$ 45,308,246

Shares
Convertible Preferred Stock — 0.7% of Net Assets
Banks — 0.7%
781(e)	Wells Fargo & Co., 7.50%	$ 899,712
	Total Banks	$ 899,712
	Total Convertible Preferred Stock (Cost $997,534)	$ 899,712

Principal Amount USD ($)
Municipal Bonds — 0.0%† of Net Assets
Virginia — 0.0%†
50,000(f)	Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.00%, 5/15/32	$ 50,467
	Total Virginia	$ 50,467
	Total Municipal Bonds (Cost $52,530)	$ 50,467

Face Amount USD ($)
Insurance-Linked Securities — 0.0%† of Net Assets
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
25,723(g)(h) +#	Lorenz Re 2019, 6/30/24	$ 285
	Total Reinsurance Sidecars	$ 285
	Total Insurance-Linked Securities (Cost $4,831)	$ 285

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 40.8% of Net Assets
451,206	Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	$ 365,471
92,819	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	75,144
91,412	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	74,004
The accompanying notes are an integral part of these financial statements.
19

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
456,221	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	$ 369,342
182,229	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	147,527
273,733	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	221,492
93,464	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	75,587
95,327	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	77,888
923,173	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	786,237
280,416	Federal Home Loan Mortgage Corp., 2.500%, 4/1/52	238,099
14,610	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	13,938
15,328	Federal Home Loan Mortgage Corp., 3.000%, 9/1/42	13,853
78,386	Federal Home Loan Mortgage Corp., 3.000%, 11/1/42	70,845
27,015	Federal Home Loan Mortgage Corp., 3.000%, 4/1/43	24,416
65,307	Federal Home Loan Mortgage Corp., 3.000%, 6/1/46	58,777
21,269	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	19,060
16,697	Federal Home Loan Mortgage Corp., 3.500%, 7/1/29	16,029
20,852	Federal Home Loan Mortgage Corp., 3.500%, 10/1/42	19,546
84,763	Federal Home Loan Mortgage Corp., 3.500%, 6/1/45	79,002
72,480	Federal Home Loan Mortgage Corp., 3.500%, 10/1/45	67,523
84,845	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	79,229
112,730	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	104,961
154,319	Federal Home Loan Mortgage Corp., 3.500%, 12/1/46	143,409
8,698	Federal Home Loan Mortgage Corp., 3.500%, 6/1/47	8,037
107,145	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	98,154
88,616	Federal Home Loan Mortgage Corp., 4.000%, 11/1/41	86,099
58,585	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	56,392
16,830	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	16,003
12,017	Federal Home Loan Mortgage Corp., 4.000%, 6/1/50	11,387
12,229	Federal Home Loan Mortgage Corp., 4.000%, 2/1/51	11,544
34,752	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	32,665
1,619	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	1,633
1,767	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	1,782
3,725	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	3,736
8,961	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	8,987
95,400	Federal Home Loan Mortgage Corp., 5.000%, 9/1/52	95,730
95,156	Federal Home Loan Mortgage Corp., 5.000%, 10/1/52	95,485
295,517	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	289,593
394,246	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	386,347
99,786	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	97,960
4,407	Federal Home Loan Mortgage Corp., 5.500%, 9/1/33	4,515
5,900	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	6,068
191,522	Federal Home Loan Mortgage Corp., 5.500%, 7/1/49	193,455
100,246	Federal Home Loan Mortgage Corp., 5.500%, 3/1/53	100,020
534	Federal Home Loan Mortgage Corp., 6.000%, 11/1/32	540
1,869	Federal Home Loan Mortgage Corp., 6.000%, 12/1/32	1,918
3,769	Federal Home Loan Mortgage Corp., 6.000%, 2/1/33	3,892
2,444	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	2,485
486	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	495
1,096	Federal Home Loan Mortgage Corp., 6.500%, 1/1/29	1,123
541	Federal Home Loan Mortgage Corp., 6.500%, 4/1/31	559
2,443	Federal Home Loan Mortgage Corp., 6.500%, 10/1/31	2,497
20
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
679	Federal Home Loan Mortgage Corp., 6.500%, 2/1/32	$ 700
4,109	Federal Home Loan Mortgage Corp., 6.500%, 4/1/32	4,235
1,740	Federal Home Loan Mortgage Corp., 6.500%, 7/1/32	1,798
59,197	Federal Home Loan Mortgage Corp., 6.500%, 1/1/53	60,832
289,866	Federal Home Loan Mortgage Corp., 6.500%, 2/1/53	304,957
532	Federal Home Loan Mortgage Corp., 7.000%, 2/1/31	544
804	Federal Home Loan Mortgage Corp., 7.000%, 4/1/32	830
861	Federal Home Loan Mortgage Corp., 7.500%, 8/1/31	881
888,398	Federal National Mortgage Association, 1.500%, 11/1/41	719,592
544,917	Federal National Mortgage Association, 1.500%, 1/1/42	441,599
363,750	Federal National Mortgage Association, 1.500%, 1/1/42	294,480
463,506	Federal National Mortgage Association, 1.500%, 2/1/42	375,046
182,911	Federal National Mortgage Association, 1.500%, 3/1/42	147,926
599,358	Federal National Mortgage Association, 2.000%, 12/1/41	506,976
452,215	Federal National Mortgage Association, 2.000%, 4/1/42	383,641
312,247	Federal National Mortgage Association, 2.000%, 11/1/51	257,468
279,555	Federal National Mortgage Association, 2.000%, 3/1/52	228,218
8,993	Federal National Mortgage Association, 2.500%, 7/1/30	8,358
7,899	Federal National Mortgage Association, 2.500%, 7/1/30	7,340
14,689	Federal National Mortgage Association, 2.500%, 7/1/30	13,649
32,584	Federal National Mortgage Association, 2.500%, 2/1/43	28,129
6,973	Federal National Mortgage Association, 2.500%, 2/1/43	5,968
5,798	Federal National Mortgage Association, 2.500%, 3/1/43	5,005
5,661	Federal National Mortgage Association, 2.500%, 8/1/43	4,887
17,014	Federal National Mortgage Association, 2.500%, 4/1/45	14,688
20,285	Federal National Mortgage Association, 2.500%, 4/1/45	17,511
8,438	Federal National Mortgage Association, 2.500%, 4/1/45	7,266
14,956	Federal National Mortgage Association, 2.500%, 4/1/45	12,912
6,612	Federal National Mortgage Association, 2.500%, 4/1/45	5,704
8,802	Federal National Mortgage Association, 2.500%, 4/1/45	7,599
20,376	Federal National Mortgage Association, 2.500%, 4/1/45	17,591
18,340	Federal National Mortgage Association, 2.500%, 8/1/45	15,828
70,459	Federal National Mortgage Association, 2.500%, 9/1/50	60,679
76,799	Federal National Mortgage Association, 2.500%, 9/1/50	66,086
837,145	Federal National Mortgage Association, 2.500%, 5/1/51	719,712
268,606	Federal National Mortgage Association, 2.500%, 11/1/51	230,794
898,640	Federal National Mortgage Association, 2.500%, 12/1/51	768,364
908,033	Federal National Mortgage Association, 2.500%, 1/1/52	776,261
89,363	Federal National Mortgage Association, 2.500%, 2/1/52	76,700
1,237,221	Federal National Mortgage Association, 2.500%, 4/1/52	1,049,621
1,826,976	Federal National Mortgage Association, 2.500%, 4/1/52	1,550,799
5,622	Federal National Mortgage Association, 3.000%, 3/1/29	5,347
29,182	Federal National Mortgage Association, 3.000%, 10/1/30	27,802
41,937	Federal National Mortgage Association, 3.000%, 9/1/42	37,858
75,517	Federal National Mortgage Association, 3.000%, 11/1/42	68,173
13,811	Federal National Mortgage Association, 3.000%, 3/1/45	12,467
14,655	Federal National Mortgage Association, 3.000%, 4/1/45	13,228
84,290	Federal National Mortgage Association, 3.000%, 3/1/47	75,801
84,912	Federal National Mortgage Association, 3.000%, 4/1/47	76,007
The accompanying notes are an integral part of these financial statements.
21

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
437,736	Federal National Mortgage Association, 3.000%, 1/1/52	$ 389,176
588,135	Federal National Mortgage Association, 3.000%, 3/1/52	526,236
1,450,000	Federal National Mortgage Association, 3.000%, 7/1/53 (TBA)	1,276,057
2,000,000	Federal National Mortgage Association, 3.000%, 8/15/53 (TBA)	1,762,578
225,751	Federal National Mortgage Association, 3.000%, 2/1/57	196,798
5,344	Federal National Mortgage Association, 3.500%, 10/1/41	5,003
56,111	Federal National Mortgage Association, 3.500%, 6/1/42	52,535
20,974	Federal National Mortgage Association, 3.500%, 8/1/42	19,637
112,009	Federal National Mortgage Association, 3.500%, 2/1/45	104,411
26,448	Federal National Mortgage Association, 3.500%, 9/1/45	24,602
16,869	Federal National Mortgage Association, 3.500%, 9/1/45	15,719
29,969	Federal National Mortgage Association, 3.500%, 5/1/46	27,872
93,542	Federal National Mortgage Association, 3.500%, 1/1/47	86,829
91,007	Federal National Mortgage Association, 3.500%, 2/1/52	84,250
177,879	Federal National Mortgage Association, 3.500%, 3/1/52	163,660
444,595	Federal National Mortgage Association, 3.500%, 3/1/52	405,743
26,845	Federal National Mortgage Association, 3.500%, 4/1/52	24,479
98,259	Federal National Mortgage Association, 3.500%, 4/1/52	89,562
273,365	Federal National Mortgage Association, 3.500%, 5/1/52	250,428
125,530	Federal National Mortgage Association, 3.500%, 8/1/58	114,403
93,927	Federal National Mortgage Association, 4.000%, 10/1/40	91,024
11,381	Federal National Mortgage Association, 4.000%, 12/1/40	11,013
1,750	Federal National Mortgage Association, 4.000%, 11/1/41	1,682
59,824	Federal National Mortgage Association, 4.000%, 1/1/42	57,520
19,666	Federal National Mortgage Association, 4.000%, 1/1/42	18,908
20,633	Federal National Mortgage Association, 4.000%, 4/1/42	19,839
56,738	Federal National Mortgage Association, 4.000%, 7/1/42	54,552
11,499	Federal National Mortgage Association, 4.000%, 7/1/50	10,845
57,373	Federal National Mortgage Association, 4.000%, 11/1/50	54,175
28,614	Federal National Mortgage Association, 4.000%, 12/1/50	26,947
12,026	Federal National Mortgage Association, 4.000%, 1/1/51	11,315
17,014	Federal National Mortgage Association, 4.000%, 2/1/51	16,025
21,663	Federal National Mortgage Association, 4.000%, 4/1/51	20,412
43,344	Federal National Mortgage Association, 4.000%, 6/1/51	40,757
10,476	Federal National Mortgage Association, 4.000%, 7/1/51	9,958
123,386	Federal National Mortgage Association, 4.000%, 7/1/51	116,013
50,000	Federal National Mortgage Association, 4.000%, 7/1/53 (TBA)	46,920
800,000	Federal National Mortgage Association, 4.500%, 7/1/38 (TBA)	784,375
11,724	Federal National Mortgage Association, 4.500%, 11/1/40	11,547
2,014	Federal National Mortgage Association, 4.500%, 4/1/41	1,989
100,606	Federal National Mortgage Association, 4.500%, 5/1/41	99,089
95,042	Federal National Mortgage Association, 4.500%, 5/1/41	93,856
37,566	Federal National Mortgage Association, 4.500%, 5/1/41	37,097
175,698	Federal National Mortgage Association, 4.500%, 9/1/43	173,507
100,627	Federal National Mortgage Association, 4.500%, 1/1/44	99,372
79,961	Federal National Mortgage Association, 4.500%, 3/1/44	79,035
198,995	Federal National Mortgage Association, 4.500%, 6/1/44	196,512
851,242	Federal National Mortgage Association, 4.500%, 7/1/44	837,599
59,752	Federal National Mortgage Association, 4.500%, 8/1/47	58,835
22
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
24,630	Federal National Mortgage Association, 5.000%, 5/1/31	$ 24,623
1,300,000	Federal National Mortgage Association, 5.000%, 7/1/38 (TBA)	1,291,418
2,387	Federal National Mortgage Association, 5.000%, 6/1/40	2,404
1,275	Federal National Mortgage Association, 5.000%, 7/1/40	1,280
190,798	Federal National Mortgage Association, 5.000%, 10/1/50	189,453
284,891	Federal National Mortgage Association, 5.000%, 8/1/52	279,227
785,156	Federal National Mortgage Association, 5.000%, 8/1/52	770,144
99,750	Federal National Mortgage Association, 5.000%, 4/1/53	97,824
300,000	Federal National Mortgage Association, 5.000%, 7/1/53 (TBA)	293,953
2,496	Federal National Mortgage Association, 5.500%, 9/1/33	2,520
3,033	Federal National Mortgage Association, 5.500%, 12/1/34	3,045
9,315	Federal National Mortgage Association, 5.500%, 10/1/35	9,502
196,259	Federal National Mortgage Association, 5.500%, 4/1/50	198,240
288,770	Federal National Mortgage Association, 5.500%, 4/1/50	291,684
99,345	Federal National Mortgage Association, 5.500%, 1/1/53	99,552
99,599	Federal National Mortgage Association, 5.500%, 2/1/53	99,806
99,789	Federal National Mortgage Association, 5.500%, 4/1/53	99,477
97,157	Federal National Mortgage Association, 5.500%, 4/1/53	96,825
99,805	Federal National Mortgage Association, 5.500%, 4/1/53	99,437
99,713	Federal National Mortgage Association, 5.500%, 4/1/53	99,908
2,600,000	Federal National Mortgage Association, 5.500%, 7/1/53 (TBA)	2,587,406
100,000(i)	Federal National Mortgage Association, 5.500%, 7/1/53	100,247
1,601	Federal National Mortgage Association, 6.000%, 9/1/29	1,646
474	Federal National Mortgage Association, 6.000%, 10/1/32	478
1,935	Federal National Mortgage Association, 6.000%, 11/1/32	1,954
5,302	Federal National Mortgage Association, 6.000%, 11/1/32	5,349
6,475	Federal National Mortgage Association, 6.000%, 4/1/33	6,565
2,310	Federal National Mortgage Association, 6.000%, 5/1/33	2,333
3,399	Federal National Mortgage Association, 6.000%, 6/1/33	3,430
7,475	Federal National Mortgage Association, 6.000%, 7/1/34	7,571
1,408	Federal National Mortgage Association, 6.000%, 9/1/34	1,432
408	Federal National Mortgage Association, 6.000%, 7/1/38	412
107,170	Federal National Mortgage Association, 6.000%, 1/1/53	110,207
29,812	Federal National Mortgage Association, 6.000%, 1/1/53	30,455
98,378	Federal National Mortgage Association, 6.000%, 1/1/53	100,227
99,680	Federal National Mortgage Association, 6.000%, 3/1/53	100,696
199,606	Federal National Mortgage Association, 6.000%, 5/1/53	205,269
100,369	Federal National Mortgage Association, 6.000%, 5/1/53	101,971
200,000	Federal National Mortgage Association, 6.000%, 6/1/53	204,651
2,600,000	Federal National Mortgage Association, 6.000%, 7/1/53 (TBA)	2,622,953
459	Federal National Mortgage Association, 6.500%, 4/1/29	469
778	Federal National Mortgage Association, 6.500%, 1/1/32	795
610	Federal National Mortgage Association, 6.500%, 2/1/32	639
1,307	Federal National Mortgage Association, 6.500%, 3/1/32	1,335
2,218	Federal National Mortgage Association, 6.500%, 4/1/32	2,265
1,224	Federal National Mortgage Association, 6.500%, 8/1/32	1,258
787	Federal National Mortgage Association, 6.500%, 8/1/32	804
11,992	Federal National Mortgage Association, 6.500%, 7/1/34	12,287
194,519	Federal National Mortgage Association, 6.500%, 3/1/53	201,242
The accompanying notes are an integral part of these financial statements.
23

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
418	Federal National Mortgage Association, 7.000%, 11/1/29	$ 414
40	Federal National Mortgage Association, 7.000%, 9/1/30	40
294	Federal National Mortgage Association, 7.000%, 7/1/31	291
1,072	Federal National Mortgage Association, 7.000%, 1/1/32	1,108
239	Federal National Mortgage Association, 7.500%, 2/1/31	248
1,683	Federal National Mortgage Association, 8.000%, 10/1/30	1,743
600,000	Government National Mortgage Association, 3.000%, 7/20/53 (TBA)	536,086
200,000	Government National Mortgage Association, 3.000%, 8/20/53 (TBA)	178,852
300,000	Government National Mortgage Association, 3.500%, 8/15/53 (TBA)	277,195
500,000	Government National Mortgage Association, 5.000%, 7/20/53 (TBA)	491,328
400,000	Government National Mortgage Association, 5.000%, 8/20/53 (TBA)	392,937
300,000	Government National Mortgage Association, 5.500%, 7/20/53 (TBA)	298,594
500,000	Government National Mortgage Association, 5.500%, 8/20/53 (TBA)	497,422
500,000	Government National Mortgage Association, 6.000%, 7/20/53 (TBA)	503,320
400,000	Government National Mortgage Association, 6.000%, 8/20/53 (TBA)	402,469
86,536	Government National Mortgage Association I, 3.500%, 11/15/41	81,621
31,206	Government National Mortgage Association I, 3.500%, 8/15/42	29,440
11,281	Government National Mortgage Association I, 3.500%, 10/15/42	10,639
33,471	Government National Mortgage Association I, 3.500%, 1/15/45	31,569
22,281	Government National Mortgage Association I, 3.500%, 8/15/46	20,859
19,793	Government National Mortgage Association I, 4.000%, 1/15/25	19,492
49,391	Government National Mortgage Association I, 4.000%, 8/15/43	48,047
60,577	Government National Mortgage Association I, 4.000%, 3/15/44	58,901
11,734	Government National Mortgage Association I, 4.000%, 9/15/44	11,356
26,249	Government National Mortgage Association I, 4.000%, 4/15/45	25,405
36,974	Government National Mortgage Association I, 4.000%, 6/15/45	35,984
3,977	Government National Mortgage Association I, 4.000%, 7/15/45	3,868
6,546	Government National Mortgage Association I, 4.000%, 8/15/45	6,335
24,097	Government National Mortgage Association I, 4.500%, 5/15/39	23,780
822	Government National Mortgage Association I, 4.500%, 8/15/41	804
3,733	Government National Mortgage Association I, 5.500%, 3/15/33	3,748
4,706	Government National Mortgage Association I, 5.500%, 7/15/33	4,769
12,402	Government National Mortgage Association I, 5.500%, 8/15/33	12,589
6,946	Government National Mortgage Association I, 5.500%, 10/15/34	6,991
2,844	Government National Mortgage Association I, 6.000%, 4/15/28	2,931
2,212	Government National Mortgage Association I, 6.000%, 2/15/29	2,237
4,389	Government National Mortgage Association I, 6.000%, 9/15/32	4,469
1,105	Government National Mortgage Association I, 6.000%, 10/15/32	1,117
9,457	Government National Mortgage Association I, 6.000%, 11/15/32	9,571
4,302	Government National Mortgage Association I, 6.000%, 11/15/32	4,356
2,851	Government National Mortgage Association I, 6.000%, 1/15/33	2,979
7,687	Government National Mortgage Association I, 6.000%, 12/15/33	7,791
3,706	Government National Mortgage Association I, 6.000%, 8/15/34	3,854
6,979	Government National Mortgage Association I, 6.000%, 8/15/34	7,056
346	Government National Mortgage Association I, 6.500%, 3/15/26	353
1,350	Government National Mortgage Association I, 6.500%, 6/15/28	1,377
15	Government National Mortgage Association I, 6.500%, 2/15/29	16
4,107	Government National Mortgage Association I, 6.500%, 5/15/29	4,187
1,467	Government National Mortgage Association I, 6.500%, 5/15/29	1,496
24
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
7,127	Government National Mortgage Association I, 6.500%, 7/15/31	$ 7,266
2,363	Government National Mortgage Association I, 6.500%, 9/15/31	2,410
4,495	Government National Mortgage Association I, 6.500%, 10/15/31	4,583
1,847	Government National Mortgage Association I, 6.500%, 12/15/31	1,883
915	Government National Mortgage Association I, 6.500%, 12/15/31	933
513	Government National Mortgage Association I, 6.500%, 4/15/32	523
271	Government National Mortgage Association I, 6.500%, 4/15/32	276
476	Government National Mortgage Association I, 6.500%, 6/15/32	485
1,041	Government National Mortgage Association I, 6.500%, 6/15/32	1,061
2,628	Government National Mortgage Association I, 6.500%, 7/15/32	2,679
7,738	Government National Mortgage Association I, 6.500%, 12/15/32	7,903
7,015	Government National Mortgage Association I, 7.000%, 7/15/26	6,978
569	Government National Mortgage Association I, 7.000%, 9/15/27	565
7,749	Government National Mortgage Association I, 7.000%, 2/15/28	7,698
1,839	Government National Mortgage Association I, 7.000%, 11/15/28	1,829
1,428	Government National Mortgage Association I, 7.000%, 1/15/29	1,437
1,051	Government National Mortgage Association I, 7.000%, 6/15/29	1,043
265	Government National Mortgage Association I, 7.000%, 7/15/29	263
910	Government National Mortgage Association I, 7.000%, 7/15/29	909
471	Government National Mortgage Association I, 7.000%, 12/15/30	467
1,183	Government National Mortgage Association I, 7.000%, 2/15/31	1,172
1,191	Government National Mortgage Association I, 7.000%, 8/15/31	1,225
1,203	Government National Mortgage Association I, 7.500%, 10/15/29	1,203
2,336	Government National Mortgage Association II, 3.500%, 3/20/45	2,111
4,026	Government National Mortgage Association II, 3.500%, 4/20/45	3,771
13,235	Government National Mortgage Association II, 3.500%, 4/20/45	12,399
7,501	Government National Mortgage Association II, 3.500%, 4/20/45	7,027
33,116	Government National Mortgage Association II, 3.500%, 1/20/46	31,068
15,689	Government National Mortgage Association II, 3.500%, 3/20/46	14,698
61,774	Government National Mortgage Association II, 3.500%, 11/20/46	57,939
678,024	Government National Mortgage Association II, 3.500%, 9/20/52	625,703
8,233	Government National Mortgage Association II, 4.000%, 8/20/39	7,994
10,039	Government National Mortgage Association II, 4.000%, 7/20/42	9,748
124,193	Government National Mortgage Association II, 4.000%, 7/20/44	120,584
12,318	Government National Mortgage Association II, 4.000%, 9/20/44	11,966
13,153	Government National Mortgage Association II, 4.000%, 3/20/46	12,649
38,783	Government National Mortgage Association II, 4.000%, 10/20/46	37,298
29,314	Government National Mortgage Association II, 4.000%, 2/20/48	27,897
39,507	Government National Mortgage Association II, 4.000%, 4/20/48	37,598
266,290	Government National Mortgage Association II, 4.000%, 9/20/52	251,949
3,727	Government National Mortgage Association II, 4.500%, 9/20/41	3,701
21,220	Government National Mortgage Association II, 4.500%, 5/20/43	21,072
65,882	Government National Mortgage Association II, 4.500%, 1/20/44	65,300
44,416	Government National Mortgage Association II, 4.500%, 9/20/44	44,040
16,913	Government National Mortgage Association II, 4.500%, 10/20/44	16,763
33,015	Government National Mortgage Association II, 4.500%, 11/20/44	32,724
86,260	Government National Mortgage Association II, 4.500%, 2/20/48	84,506
480,431	Government National Mortgage Association II, 4.500%, 9/20/52	463,863
4,587	Government National Mortgage Association II, 6.000%, 11/20/33	4,759
The accompanying notes are an integral part of these financial statements.
25

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
751	Government National Mortgage Association II, 6.500%, 8/20/28	$ 765
1,279	Government National Mortgage Association II, 6.500%, 12/20/28	1,301
845	Government National Mortgage Association II, 6.500%, 9/20/31	882
632	Government National Mortgage Association II, 7.000%, 5/20/26	632
2,284	Government National Mortgage Association II, 7.000%, 2/20/29	2,314
427	Government National Mortgage Association II, 7.000%, 1/20/31	440
167	Government National Mortgage Association II, 7.500%, 8/20/27	169
36	Government National Mortgage Association II, 8.000%, 8/20/25	36
10,000,000	U.S. Treasury Bonds, 2.250%, 2/15/52	7,226,562
3,450,000	U.S. Treasury Bonds, 3.000%, 2/15/48	2,908,917
1,350,000	U.S. Treasury Bonds, 3.625%, 2/15/53	1,295,578
2,299,698	U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	2,230,752
3,050,000	U.S. Treasury Notes, 3.500%, 2/15/33	2,970,891
	Total U.S. Government and Agency Obligations (Cost $58,092,526)	$ 56,220,892

Shares
	SHORT TERM INVESTMENTS — 9.1% of Net Assets
	Open-End Fund — 9.1%
12,591,711(j)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 12,591,711
		$ 12,591,711
	TOTAL SHORT TERM INVESTMENTS (Cost $12,591,711)	$ 12,591,711
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.7% (Cost $155,382,160)	$143,086,677
		Dividend Income	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Affiliated Issuer — 2.1%
Closed-End Fund — 2.1% of Net Assets
336,850(k)	Pioneer ILS Interval Fund	$—	$—	$198,741	$ 2,930,595
	Total Closed-End Fund (Cost $3,388,570)				$ 2,930,595

	Total Investments in Affiliated Issuer — 2.1% (Cost $3,388,570)				$ 2,930,595
	OTHER ASSETS AND LIABILITIES — (5.8)%				$ (8,059,228)
	net assets — 100.0%				$ 137,958,044

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
26
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At June 30, 2023, the value of these securities amounted to $42,688,953, or 30.9% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2023.
(b)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at June 30, 2023.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2023.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Consists of Revenue Bonds unless otherwise indicated.
(g)	Non-income producing security.
(h)	Issued as preference shares.
(i)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(j)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 4,831	$ 285
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
44	U.S. 2 Year Note (CBT)	9/29/23	$ 9,067,729	$ 8,947,125	$ (120,604)
211	U.S. 5 Year Note (CBT)	9/29/23	23,015,629	22,596,781	(418,848)
36	U.S. Long Bond (CBT)	9/20/23	4,569,816	4,568,625	(1,191)
			$36,653,174	$36,112,531	$(540,643)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
88	U.S. 10 Year Note (CBT)	9/20/23	$(10,052,661)	$ (9,879,375)	$ 173,286
8	U.S. 10 Year Ultra Bond (CBT)	9/20/23	(956,609)	(947,500)	9,109
9	U.S. Ultra Bond (CBT)	9/20/23	(1,236,976)	(1,225,969)	11,007
			$(12,246,246)	$(12,052,844)	$ 193,402
TOTAL FUTURES CONTRACTS			$ 24,406,928	$ 24,059,687	$(347,241)
The accompanying notes are an integral part of these financial statements.
27

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized (Depreciation)	Market Value
11,920,000	Markit CDX North America High Yield Index Series 40	Pay	5.00%	6/20/28	$ (156,308)	$ (194,361)	$ (350,669)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (156,308)	$ (194,361)	$ (350,669)
TOTAL SWAP CONTRACTS					$(156,308)	$(194,361)	$(350,669)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 6,539,146	$ —
Other Long-Term Securities	$15,590,678	$29,378,105
At June 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $158,322,466 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$583,376
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,586,480)
Net unrealized depreciation	$(13,003,104)
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 717,242	$ —	$ 717,242
Asset Backed Securities	—	7,734,642	—	7,734,642
Collateralized Mortgage Obligations	—	12,962,615	—	12,962,615
Commercial Mortgage-Backed Securities	—	6,600,865	—	6,600,865
Corporate Bonds	—	45,308,246	—	45,308,246
Convertible Preferred Stock	899,712	—	—	899,712
Municipal Bonds	—	50,467	—	50,467
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – Worldwide	—	—	285	285
U.S. Government and Agency Obligations	—	56,220,892	—	56,220,892
Open-End Fund	12,591,711	—	—	12,591,711
Affiliated Closed-End Fund	2,930,595	—	—	2,930,595
Total Investments in Securities	$ 16,422,018	$129,594,969	$285	$146,017,272
Other Financial Instruments
Net unrealized depreciation on futures contracts	$ (347,241)	$ —	$ —	$ (347,241)
Swap contracts, at value	—	(350,669)	—	(350,669)
Total Other Financial Instruments	$ (347,241)	$ (350,669)	$ —	$ (697,910)
During the period ended June 30, 2023, there were no significant transfers in or out of Level 3.
28
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $155,382,160)	$143,086,677
Investments in affiliated issuers, at value (cost $3,388,570)	2,930,595
Cash	100,553
Futures collateral	1,056,751
Swaps collateral	934,188
Receivables —
Investment securities sold	11,258,814
Portfolio shares sold	38,048
Interest	988,166
Due from the Adviser	23,426
Other assets	5,376
Total assets	$ 160,422,594
LIABILITIES:
Payables —
Investment securities purchased	$21,855,259
Portfolio shares repurchased	93,694
Trustees' fees	209
Variation margin for centrally cleared swap contracts	82,862
Variation margin for futures contracts	375
Swap contracts, at value (net premiums received $156,308)	350,669
Management fees	4,116
Administrative expenses	3,395
Distribution fees	2,333
Accrued expenses	71,638
Total liabilities	$ 22,464,550
NET ASSETS:
Paid-in capital	$163,259,995
Distributable earnings (loss)	(25,301,951)
Net assets	$ 137,958,044
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $24,398,454/2,616,717 shares)	$ 9.32
Class ll (based on $113,559,590/12,151,852 shares)	$ 9.35
The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $109)	$ 3,047,384
Dividends from unaffiliated issuers	149,918
Total Investment Income		$ 3,197,302
EXPENSES:
Management fees	$ 283,619
Administrative expenses	23,881
Distribution fees
Class ll	145,889
Custodian fees	675
Professional fees	111,083
Printing expense	4,740
Officers' and Trustees' fees	4,682
Miscellaneous	2,143
Total expenses		$ 576,712
Less fees waived and expenses reimbursed by the Adviser		(24,405)
Net expenses		$ 552,307
Net investment income		$ 2,644,995
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(2,095,414)
Futures contracts	81,198
Swap contracts	(1,015,011)	$(3,029,227)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 3,825,763
Investments in affiliated issuers	198,741
Futures contracts	(318,945)
Swap contracts	453,349	$ 4,158,908
Net realized and unrealized gain (loss) on investments		$ 1,129,681
Net increase in net assets resulting from operations		$ 3,774,676
30
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 2,644,995	$ 4,182,721
Net realized gain (loss) on investments	(3,029,227)	(10,271,507)
Change in net unrealized appreciation (depreciation) on investments	4,158,908	(19,453,863)
Net increase (decrease) in net assets resulting from operations	$ 3,774,676	$ (25,542,649)
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.16 and $0.43 per share, respectively)	$ (431,256)	$ (1,188,248)
Class ll ($0.15 and $0.41 per share, respectively)	(1,856,675)	(5,341,714)
Tax return of capital
Class l ($— and $0.02 per share, respectively)	$ —	$ (48,119)
Class ll ($— and $0.02 per share, respectively)	—	(206,102)
Total distributions to shareowners	$ (2,287,931)	$ (6,784,183)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 10,282,415	$ 13,314,386
Reinvestment of distributions	2,287,931	6,784,183
Cost of shares repurchased	(18,299,999)	(29,022,200)
Net decrease in net assets resulting from Portfolio share transactions	$ (5,729,653)	$ (8,923,631)
Net decrease in net assets	$ (4,242,908)	$ (41,250,463)
NET ASSETS:
Beginning of period	$142,200,952	$183,451,415
End of period	$ 137,958,044	$ 142,200,952
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class l
Shares sold	503,164	$ 4,740,962	267,792	$ 2,712,342
Reinvestment of distributions	45,749	431,256	127,421	1,236,367
Less shares repurchased	(539,124)	(5,078,801)	(723,738)	(7,343,052)
Net increase (decrease)	9,789	$ 93,417	(328,525)	$ (3,394,343)
Class ll
Shares sold	584,754	$ 5,541,453	1,058,607	$ 10,602,044
Reinvestment of distributions	196,491	1,856,675	571,430	5,547,816
Less shares repurchased	(1,400,105)	(13,221,198)	(2,169,084)	(21,679,148)
Net decrease	(618,860)	$ (5,823,070)	(539,047)	$ (5,529,288)
The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 9.23	$ 11.27	$ 11.78	$ 11.17	$ 10.56	$ 11.04
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.18	0.28	0.24	0.30	0.33	0.33
Net realized and unrealized gain (loss) on investments	0.07	(1.87)	(0.20)	0.65	0.64	(0.42)
Net increase (decrease) from investment operations	$ 0.25	$ (1.59)	$ 0.04	$ 0.95	$ 0.97	$ (0.09)
Distributions to shareowners:
Net investment income	(0.16)	(0.22)	(0.25)	(0.34)	(0.36)	(0.36)
Net realized gain	—	(0.21)	(0.30)	—	—	(0.03)
Tax return of capital	—	(0.02)	—	—	—	—
Total distributions	$ (0.16)	$ (0.45)	$ (0.55)	$ (0.34)	$ (0.36)	$ (0.39)
Net increase (decrease) in net asset value	$ 0.09	$ (2.04)	$ (0.51)	$ 0.61	$ 0.61	$ (0.48)
Net asset value, end of period	$ 9.32	$ 9.23	$ 11.27	$ 11.78	$ 11.17	$ 10.56
Total return(b)	2.70%(c)	(14.19)%	0.38%	8.70%	9.27%	(0.84)%
Ratio of net expenses to average net assets	0.57%(d)	0.49%	0.57%	0.59%	0.59%	0.61%
Ratio of net investment income (loss) to average net assets	3.94%(d)	2.85%	2.12%	2.68%	3.03%	3.07%
Portfolio turnover rate	18%(c)	65%	61%	59%	48%	44%
Net assets, end of period (in thousands)	$24,398	$24,063	$33,091	$47,089	$49,115	$46,125
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.61%(d)	0.52%	0.60%	0.62%	0.62%	0.64%
Net investment income (loss) to average net assets	3.90%(d)	2.82%	2.09%	2.65%	3.00%	3.04%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
32
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 9.25	$ 11.30	$ 11.80	$ 11.19	$ 10.59	$ 11.07
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.17	0.26	0.21	0.28	0.31	0.30
Net realized and unrealized gain (loss) on investments	0.08	(1.88)	(0.19)	0.65	0.62	(0.42)
Net increase (decrease) from investment operations	$ 0.25	$ (1.62)	$ 0.02	$ 0.93	$ 0.93	$ (0.12)
Distributions to shareowners:
Net investment income	(0.15)	(0.20)	(0.22)	(0.32)	(0.33)	(0.33)
Net realized gain	—	(0.21)	(0.30)	—	—	(0.03)
Tax return of capital	—	(0.02)	—	—	—	—
Total distributions	$ (0.15)	$ (0.43)	$ (0.52)	$ (0.32)	$ (0.33)	$ (0.36)
Net increase (decrease) in net asset value	$ 0.10	$ (2.05)	$ (0.50)	$ 0.61	$ 0.60	$ (0.48)
Net asset value, end of period	$ 9.35	$ 9.25	$ 11.30	$ 11.80	$ 11.19	$ 10.59
Total return(b)	2.68%(c)	(14.45)%	0.22%	8.42%	8.90%	(1.08)%
Ratio of net expenses to average net assets	0.82%(d)	0.74%	0.82%	0.84%	0.84%	0.86%
Ratio of net investment income (loss) to average net assets	3.69%(d)	2.61%	1.86%	2.43%	2.79%	2.83%
Portfolio turnover rate	18%(c)	65%	61%	59%	48%	44%
Net assets, end of period (in thousands)	$113,560	$118,138	$150,361	$140,599	$140,895	$125,865
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.86%(d)	0.77%	0.85%	0.87%	0.87%	0.89%
Net investment income (loss) to average net assets	3.65%(d)	2.58%	1.83%	2.40%	2.76%	2.80%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
33

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Bond VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Portfolio seeks current income and total return.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Portfolio has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing
34

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
35

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$3,467,069
Long-term capital gains	3,062,893
Tax return of capital	254,221
Total	$6,784,183
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (9,570,329)
Net unrealized depreciation	(17,162,012)
Qualified late year loss deferral	(56,355)
Total	$(26,788,696)
The difference between book basis and tax basis unrealized depreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, and the mark to market of futures contracts and credit default swaps.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate
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Notes to Financial Statements 6/30/23 (unaudited) (continued)
accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.
The market prices of the Portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of
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such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Portfolio may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Portfolio's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Portfolio's performance.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
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Notes to Financial Statements 6/30/23 (unaudited) (continued)
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at June 30, 2023 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance.
Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2023 is listed in the Schedule of Investments.
I.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
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The average notional values of futures contracts long position and futures contracts short position during the six months ended June 30, 2023 were $35,834,477 and $13,180,145, respectively. Open futures contracts outstanding at June 30, 2023 are listed in the Schedule of Investments.
J.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account
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Notes to Financial Statements 6/30/23 (unaudited) (continued)
at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection open during the six months ended June 30, 2023 was $12,810,000. Open credit default swap contracts at June 30, 2023 are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. For the six months ended June 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.40% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2023, the Adviser waived $24,405 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. This expense limitation is in effect through May 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Portfolio paid $4,682 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $209 and a payable for administrative expenses of $3,395, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
6.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
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As of June 30, 2023, the Portfolio had no unfunded loan commitments outstanding.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Net unrealized depreciation on futures contracts*	$347,241	$ —	$ —	$ —	$ —
Swap contracts at value	—	350,669	—	—	—
Total Value	$347,241	$ 350,669	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ 81,198	$ —	$ —	$ —	$ —
Swap contracts	—	(1,015,011)	—	—	—
Total Value	$ 81,198	$ (1,015,011)	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (318,945)	$ —	$ —	$ —	$ —
Swap contracts	—	453,349	—	—	—
Total Value	$(318,945)	$ 453,349	$—	$—	$—
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Notes to Financial Statements 6/30/23 (unaudited) (continued)
8.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2023, the value of the Portfolio’s investment in afﬁliated issuers was $2,930,595, which represents 2.1% of the Portfolio’s net assets.
Transactions in afﬁliated issuers by the Portfolio for the six months ended June 30, 2023 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2022	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at June 30, 2023	Value at June 30, 2023
Pioneer ILS Interval Fund	$2,731,854	$—	$198,741	$—	$—	$—	336,850	$2,930,595
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
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Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
45

Pioneer Variable Contracts Trust
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Bank of New York Mellon Corporation
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

46

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19617-17-0823

Pioneer Variable Contracts Trust
Pioneer Equity Income

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2023
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/23
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	Exxon Mobil Corp.	2.93%
2.	JPMorgan Chase & Co.	2.38
3.	Sun Life Financial, Inc.	2.38
4.	Johnson & Johnson	2.28
5.	Reliance Steel & Aluminum Co.	1.98

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 06/30/23
Prices and Distributions
Net Asset Value per Share	6/30/23	12/31/22
Class l	$14.37	$15.13
Class ll	$14.70	$15.45

Distributions per Share (1/1/23 - 6/30/23)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.1200	$—	$1.1730
Class ll	$0.1000	$—	$1.1730

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2023)
	Class l	Class ll	Russell 1000 Value Index
10 Years	9.39%	9.13%	9.22%
5 Years	6.64%	6.38%	8.11%
1 Year	10.00%	9.72%	11.54%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,035.80	$1,034.40
Expenses Paid During Period*	$ 4.29	$ 5.55

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.85% and 1.10% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,020.58	$1,019.34
Expenses Paid During Period*	$ 4.26	$ 5.51

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.85% and 1.10% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
3

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Sammi Truong and John A. Carey*  discuss the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the six-month period ended June 30, 2023. Mr. Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with Ms. Truong, a vice president and a portfolio manager at Amundi US.
Q:	How did the Portfolio perform over the six-month period ended June 30, 2023?
A:	Pioneer Equity Income VCT Portfolio’s Class I shares returned 3.58% at net asset value during the six-month period ended June 30, 2023, and Class II shares returned 3.44%, while the Portfolio’s benchmark, the Russell 1000 Value Index, returned 5.12%.
Q:	How would you describe the market environment for US equities during the six-month period ended June 30, 2023?
A:	The US stock market rose 16.89% during the first half of the year, as measured by the Standard and Poor’s 500 Index (the S&P 500). However, stocks had to climb a “wall of worry” to achieve the impressive gains. Corporate earnings of companies within the S&P 500 contracted, in general, and fears of a recession mounted as the US Federal Reserve (Fed) continued to raise interest rates in an effort to combat inflation. Financial stress also emerged for a brief time during the spring, with a series of failures among smaller, regional banks. Despite these factors, stocks posted robust returns as hopes that the Fed could be nearing the end of its tightening cycle fueled a recovery in risk appetites. The prospect of an improved interest-rate environment led to substantial outperformance for growth stocks versus value stocks, with gains of 29.02% and 5.12%, respectively, for the Russell 1000 Growth Index and the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index).
Q:	Could you please discuss the main factors affecting the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2023?
A:	Both sector allocation and stock selection results detracted from the Portfolio's relative performance. With respect to the former, a Portfolio underweight to the communication services sector was the largest factor weighing on relative results for the six-month period. Nearly all of the shortfall was the result of the Portfolio's zero weightings in Meta Platforms (formerly Facebook) and Alphabet (parent of Google). Since neither stock pays a dividend**, we don’t hold them in the Portfolio. However, given their sizable benchmark weightings, this aspect of our positioning accounted for virtually all of the Portfolio's relative underperformance. On the other hand, several aspects of our sector allocation decisions contributed positively to the Portfolio's relative returns. Most notably, underweights to the underperforming financials and energy sectors added value.

*	Note to shareowners:John A. Carey will retire from portfolio management effective in May 2024. He remains a member of the Portfolio's current management team. In addition, effective May 24, 2023, John Arege, a vice president and portfolio manager at Amundi US, became a portfolio manager of the Portfolio.
**	Dividends are not guaranteed.
4

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

The majority of the Portfolio's benchmark-relative underperformance from security selection occurred in the financials sector, due largely to positions in Lincoln National, Raymond James Financial, and Charles Schwab. Many companies in the sector faced deposit outflows, increased funding costs, and the need to shore up capital, particularly in the wake of the aforementioned bank failures. We sold the position in Lincoln National, but the other two stocks remained in the Portfolio at the end of June. Outside of financials, the life-science real estate company Alexandria Real Estate was the largest detractor from the Portfolio's relative returns. The stock declined due to the combination of rising interest rates and reduced demand for Alexandria’s lab spaces as funding for biotechnology companies came under pressure.
On the positive side, the Portfolio's positions in Novo Nordisk, Reliance Steel & Aluminum, Materion, Sun Life Financial, and BorgWarner contributed to relative performance. The pharmaceutical company Novo Nordisk displayed better-than-expected growth for its diabetes and weight-loss drugs, while the materials companies Reliance Steel & Aluminum and Materion benefited from strong demand for their products. Sun Life Financial, which offers insurance and wealth- and asset-management products, outperformed, due in part to its robust balance sheet. Shares of BorgWarner, an auto-parts producer, rallied as the company demonstrated progress in its pivot toward the electric-vehicle market.
Q:	Could you highlight some of the more notable changes you made to the Portfolio during the six-month period ended June 30, 2023?
A:	We took advantage of market volatility to adjust the Portfolio, adding 22 positions and eliminating 26. Some of the more notable buys and sells are discussed below.
Within the financials sector, we added Wells Fargo, which we believe has an attractive national footprint, as well as AIG, a strong player in the property & casualty insurance industry. We also added a position in CME Group to gain exposure to the exchange business, which could stand to benefit from higher trading volumes. On the other hand, we sold the Portfolio's positions in Lincoln National and M&T Bank. In combination, these changes reduced the extent of the Portfolio's underweight to financials versus the Russell Index.
Elsewhere, we exited the utility American Electric Power and added the integrated energy company Shell. This move reflected our view that the latter has offered both higher earnings potential and a more attractive valuation. We also initiated a position in Coterra Energy, which we believe trades at a level that doesn’t fully capture the value of the company’s oil and natural gas reserves.
We increased the Portfolio's weighting in the health care sector with the additions of Bruker, Thermo Fisher Scientific, and Merck. We view the medical tools space as attractive over the longer term, and see favorable growth prospects for Bruker and Thermo Fisher Scientific due to their analytical instrument offerings. With regard to Merck, we see potential opportunities for the company to deliver on its pipeline of new drugs. These moves were partially offset by the sales of positions in Abbott Laboratories and Organon. Our sale of Abbott Laboratories was based on the company’s waning COVID-19-related business, while we eliminated Organon on concerns about its debt burden in the higher interest-rate environment.
5

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23 (continued)
A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
In the communication services sector, we traded out of AT&T and Verizon due to our concerns over increased competition for consumer wireless subscriptions, and we added Comcast, based on the company’s high-quality theme park and broadband assets. We also believe the market has overly discounted the competition the company is likely to face.
Q:	Did the Portfolio have any derivatives exposure during the six-month period ended June 30, 2023?
A:	No, the Portfolio did not hold any derivatives during the period.
Q:	What is your outlook for equities heading into the second half of the Portfolio's fiscal year?
A:	Most economic indicators continue to point to slower growth in the next several quarters. The Fed’s interest-rate increases over the past year are just starting to affect the real economy, and while inflation has probably peaked, and could decline from here, in our view, profit-margin contraction could weigh on corporate earnings.
We believe the recent dislocations in the regional banking sector may cause additional stress to financial conditions over the coming months as banks tighten their lending standards to preserve liquidity. The Fed therefore could reduce its pace of interest-rate increases further, in our opinion. We think there is a low likelihood of rate cuts before year-end, however, as persistent labor-market strength could lead the Fed to maintain high interest rates to prevent inflation from rebounding. If the Fed does reduce interest rates, the move would likely be the result of weaker-than-expected economic conditions, a scenario that could be detrimental to both corporate profits and stock-market performance.
We believe a mild recession for the economy is more likely than a “soft landing.” In either scenario, earnings estimates could decline as companies adopt a more cautious approach in response to economic uncertainty. We would anticipate taking a more constructive view if the market begins to discount a potential recession. While we expect volatility will remain high through 2023, investors may begin to factor in an earnings recovery in 2024. If this proves to be the case, stocks may benefit in kind.
The Portfolio closed the period with overweight allocations (versus the benchmark) to cyclical sectors that we anticipate could do well in an economic recovery, including industrials, materials, and consumer discretionary. While the Portfolio has a large absolute weighting in financials, it is underweight in the sector largely as a result of its below-benchmark allocation to bank stocks. Given the uncertain trajectory of the economic recovery, we have maintained allocations to the defensive areas of the market—such as the consumer staples, real estate, and health care sectors—to balance the Portfolio's cyclical positioning.
Please refer to the Schedule of Investments on pages 7 to 11 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

6

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	Common Stocks — 99.4% of Net Assets
	Aerospace & Defense — 2.7%
4,996	L3Harris Technologies, Inc.	$ 978,067
12,613	Raytheon Technologies Corp.	1,235,569
	Total Aerospace & Defense	$ 2,213,636
	Air Freight & Logistics — 1.3%
4,682	CH Robinson Worldwide, Inc.	$ 441,747
3,628	United Parcel Service, Inc., Class B	650,319
	Total Air Freight & Logistics	$ 1,092,066
	Automobile Components — 1.3%
13,122	Autoliv, Inc.	$ 1,115,895
	Total Automobile Components	$ 1,115,895
	Automobiles — 0.9%
24,678	Honda Motor Co., Ltd. (A.D.R.)	$ 747,990
	Total Automobiles	$ 747,990
	Banks — 7.0%
46,561	Bank of America Corp.	$ 1,335,835
13,481	JPMorgan Chase & Co.	1,960,677
6,728	PNC Financial Services Group, Inc.	847,392
13,312	Truist Financial Corp.	404,019
29,202	Wells Fargo & Co.	1,246,341
	Total Banks	$ 5,794,264
	Broadline Retail — 1.1%
19,877	eBay, Inc.	$ 888,303
	Total Broadline Retail	$ 888,303
	Capital Markets — 9.5%
20,797	Bank of New York Mellon Corp.	$ 925,882
14,240	Charles Schwab Corp.	807,123
3,964	CME Group, Inc.	734,490
3,412	Intercontinental Exchange, Inc.	385,829
13,544	Morgan Stanley	1,156,658
11,332	Northern Trust Corp.	840,155
12,960	Raymond James Financial, Inc.	1,344,859
10,097	State Street Corp.	738,898
8,413	T Rowe Price Group, Inc.	942,424
	Total Capital Markets	$ 7,876,318
	Chemicals — 2.8%
3,003	Air Products and Chemicals, Inc.	$ 899,489
7,766	Celanese Corp.	899,303
8,761	Corteva, Inc.	502,005
	Total Chemicals	$ 2,300,797
	Commercial Services & Supplies — 0.7%
3,432	MSA Safety, Inc.	$ 597,031
	Total Commercial Services & Supplies	$ 597,031
The accompanying notes are an integral part of these financial statements.
7

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Shares		Value
	Communications Equipment — 0.5%
7,994	Cisco Systems, Inc.	$ 413,610
	Total Communications Equipment	$ 413,610
	Consumer Staples Distribution & Retail — 1.8%
4,615	Target Corp.	$ 608,718
5,461	Walmart, Inc.	858,360
	Total Consumer Staples Distribution & Retail	$ 1,467,078
	Diversified Telecommunication Services — 0.6%
11,602	BCE, Inc.	$ 528,935
	Total Diversified Telecommunication Services	$ 528,935
	Electric Utilities — 2.7%
14,859	Eversource Energy	$ 1,053,800
11,064	NextEra Energy, Inc.	820,949
6,183	Xcel Energy, Inc.	384,397
	Total Electric Utilities	$ 2,259,146
	Electrical Equipment — 0.6%
2,580	Eaton Corp. Plc	$ 518,838
	Total Electrical Equipment	$ 518,838
	Electronic Equipment, Instruments & Components — 1.0%
4,588	CDW Corp.	$ 841,898
	Total Electronic Equipment, Instruments & Components	$ 841,898
	Food Products — 4.5%
10,490	Campbell Soup Co.	$ 479,498
5,307	John B Sanfilippo & Son, Inc.	622,352
14,083	McCormick & Co., Inc., Non-Voting Shares	1,228,460
19,230	Mondelez International, Inc., Class A	1,402,636
	Total Food Products	$ 3,732,946
	Ground Transportation — 1.1%
2,657	Canadian National Railway Co.	$ 321,683
1,556	Union Pacific Corp.	318,389
6,672	Werner Enterprises, Inc.	294,769
	Total Ground Transportation	$ 934,841
	Health Care Equipment & Supplies — 4.6%
5,403	Becton Dickinson & Co.	$ 1,426,446
10,296	Medtronic Plc	907,077
4,952	Stryker Corp.	1,510,806
	Total Health Care Equipment & Supplies	$ 3,844,329
	Health Care Providers & Services — 2.7%
3,600	AmerisourceBergen Corp.	$ 692,748
9,606	Cardinal Health, Inc.	908,439
1,388	Humana, Inc.	620,617
	Total Health Care Providers & Services	$ 2,221,804
	Household Products — 1.3%
13,660	Colgate-Palmolive Co.	$ 1,052,366
	Total Household Products	$ 1,052,366
8
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Industrial REITs — 1.2%
8,173	Prologis, Inc.	$ 1,002,255
	Total Industrial REITs	$ 1,002,255
	Insurance — 3.3%
13,105	American International Group, Inc.	$ 754,062
37,605	Sun Life Financial, Inc.	1,959,972
	Total Insurance	$ 2,714,034
	IT Services — 1.0%
6,396	International Business Machines Corp.	$ 855,849
	Total IT Services	$ 855,849
	Life Sciences Tools & Services — 2.3%
12,969	Bruker Corp.	$ 958,668
1,749	Thermo Fisher Scientific, Inc.	912,541
	Total Life Sciences Tools & Services	$ 1,871,209
	Machinery — 5.8%
1,571	Caterpillar, Inc.	$ 386,545
1,438	Deere & Co.	582,663
52,616	Gorman-Rupp Co.	1,516,919
4,563	Oshkosh Corp.	395,110
11,416	PACCAR, Inc.	954,949
10,585	Timken Co.	968,845
	Total Machinery	$ 4,805,031
	Media — 5.0%
18,902	Comcast Corp., Class A	$ 785,378
22,926	Fox Corp., Class A	779,484
34,506	Interpublic Group of Cos., Inc.	1,331,241
12,904	Omnicom Group, Inc.	1,227,816
	Total Media	$ 4,123,919
	Metals & Mining — 5.1%
12,980	Freeport-McMoRan, Inc.	$ 519,200
13,616	Materion Corp.	1,554,947
5,995	Reliance Steel & Aluminum Co.	1,628,182
13,008	Teck Resources, Ltd., Class B	547,637
	Total Metals & Mining	$ 4,249,966
	Multi-Utilities — 0.8%
11,350	CMS Energy Corp.	$ 666,812
	Total Multi-Utilities	$ 666,812
	Office REITs — 1.0%
7,232	Alexandria Real Estate Equities, Inc.	$ 820,760
	Total Office REITs	$ 820,760
	Oil, Gas & Consumable Fuels — 7.4%
9,450	Chevron Corp.	$ 1,486,957
38,352	Coterra Energy, Inc.	970,306
22,492	Exxon Mobil Corp.	2,412,267
4,210	Phillips 66	401,550
14,697	Shell Plc (A.D.R.)	887,405
	Total Oil, Gas & Consumable Fuels	$ 6,158,485
The accompanying notes are an integral part of these financial statements.
9

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Shares		Value
Pharmaceuticals — 6.4%
14,071	AstraZeneca Plc (A.D.R.)	$ 1,007,061
11,365	Johnson & Johnson	1,881,135
8,463	Merck & Co., Inc.	976,545
3,801	Novo Nordisk AS (A.D.R.)	615,116
21,673	Pfizer, Inc.	794,966
	Total Pharmaceuticals	$ 5,274,823
Residential REITs — 1.1%
8,129	Camden Property Trust	$ 885,004
	Total Residential REITs	$ 885,004
Semiconductors & Semiconductor Equipment — 3.2%
6,387	Analog Devices, Inc.	$ 1,244,252
11,588	Microchip Technology, Inc.	1,038,169
1,866	Texas Instruments, Inc.	335,917
	Total Semiconductors & Semiconductor Equipment	$ 2,618,338
Software — 1.3%
3,124	Microsoft Corp.	$ 1,063,847
	Total Software	$ 1,063,847
Specialized REITs — 0.9%
6,596	Digital Realty Trust, Inc.	$ 751,087
	Total Specialized REITs	$ 751,087
Specialty Retail — 2.8%
4,532	Lowe's Cos., Inc.	$ 1,022,873
15,403	TJX Cos., Inc.	1,306,020
	Total Specialty Retail	$ 2,328,893
Textiles, Apparel & Luxury Goods — 0.6%
3,793	Ralph Lauren Corp.	$ 467,677
	Total Textiles, Apparel & Luxury Goods	$ 467,677
Trading Companies & Distributors — 0.9%
4,872	Ferguson Plc	$ 766,414
	Total Trading Companies & Distributors	$ 766,414
Water Utilities — 0.6%
13,237	Essential Utilities, Inc.	$ 528,289
	Total Water Utilities	$ 528,289
	Total Common Stocks (Cost $63,546,689)	$82,394,783

10
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value

SHORT TERM INVESTMENTS — 0.4% of Net Assets
Open-End Fund — 0.4%
338,650(a)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 338,650
$ 338,650
	TOTAL SHORT TERM INVESTMENTS (Cost $338,650)	$ 338,650
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8% (Cost $63,885,339)	$82,733,433
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 143,630
	net assets — 100.0%	$ 82,877,063

(A.D.R.)	American Depositary Receipts.
REIT	Real Estate Investment Trust.
(a)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023, aggregated $31,513,643 and $45,336,912, respectively.
At June 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $64,115,832 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$19,739,214
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,121,613)
Net unrealized appreciation	$18,617,601
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$82,394,783	$ —	$ —	$82,394,783
Open-End Fund	338,650	—	—	338,650
Total Investments in Securities	$82,733,433	$—	$—	$82,733,433
During the period ended June 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
11

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $63,885,339)	$82,733,433
Cash	24,644
Receivables —
Portfolio shares sold	25,196
Dividends	170,331
Interest	1,852
Other assets	142
Total assets	$82,955,598
LIABILITIES:
Payables —
Portfolio shares repurchased	$23,101
Trustees' fees	267
Professional fees	37,704
Printing expense	9,871
Management fees	4,374
Administrative expenses	2,184
Distribution fees	526
Accrued expenses	508
Total liabilities	$ 78,535
NET ASSETS:
Paid-in capital	$55,344,589
Distributable earnings	27,532,474
Net assets	$ 82,877,063
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $56,970,353/3,963,713 shares)	$ 14.37
Class ll (based on $25,906,710/1,762,376 shares)	$ 14.70
12
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $17,611)	$ 1,231,178
Interest from unaffiliated issuers	86
Total Investment Income		$ 1,231,264
EXPENSES:
Management fees	$ 293,985
Administrative expenses	17,194
Distribution fees
Class ll	32,366
Custodian fees	474
Professional fees	62,140
Printing expense	5,527
Officers' and Trustees' fees	4,344
Miscellaneous	996
Total expenses		$ 417,026
Net investment income		$ 814,238
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 8,573,876
Other assets and liabilities denominated in foreign currencies	(2,675)	$ 8,571,201
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(6,408,354)
Other assets and liabilities denominated in foreign currencies	2,711	$(6,405,643)
Net realized and unrealized gain (loss) on investments		$ 2,165,558
Net increase in net assets resulting from operations		$ 2,979,796
The accompanying notes are an integral part of these financial statements.
13

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 814,238	$ 1,689,217
Net realized gain (loss) on investments	8,571,201	6,517,308
Change in net unrealized appreciation (depreciation) on investments	(6,405,643)	(17,740,394)
Net increase (decrease) in net assets resulting from operations	$ 2,979,796	$ (9,533,869)
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($1.29 and $2.40 per share, respectively)	$ (4,795,620)	$ (10,026,418)
Class ll ($1.27 and $2.36 per share, respectively)	(2,099,116)	(3,821,892)
Total distributions to shareowners	$ (6,894,736)	$ (13,848,310)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,997,316	$ 9,801,229
Reinvestment of distributions	6,894,736	13,848,310
Cost of shares repurchased	(16,891,913)	(26,780,325)
Net decrease in net assets resulting from Portfolio share transactions	$ (7,999,861)	$ (3,130,786)
Net decrease in net assets	$(11,914,801)	$ (26,512,965)
NET ASSETS:
Beginning of period	$ 94,791,864	$121,304,829
End of period	$ 82,877,063	$ 94,791,864
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class l
Shares sold	57,622	$ 867,625	128,852	$ 2,047,759
Reinvestment of distributions	334,176	4,795,620	706,472	10,026,418
Less shares repurchased	(898,115)	(13,616,171)	(897,603)	(14,759,856)
Net decrease	(506,317)	$ (7,952,926)	(62,279)	$ (2,685,679)
Class ll
Shares sold	73,390	$ 1,129,691	425,966	$ 7,753,470
Reinvestment of distributions	143,137	2,099,116	264,207	3,821,892
Less shares repurchased	(210,987)	(3,275,742)	(685,759)	(12,020,469)
Net increase (decrease)	5,540	$ (46,935)	4,414	$ (445,107)
14
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 15.13	$ 19.21	$ 15.51	$ 16.65	$ 23.41	$ 32.49
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.14	0.28	0.28	0.28	0.42	0.81
Net realized and unrealized gain (loss) on investments	0.39	(1.96)	3.68	(0.46)	4.45	(2.99)
Net increase (decrease) from investment operations	$ 0.53	$ (1.68)	$ 3.96	$ (0.18)	$ 4.87	$ (2.18)
Distributions to shareowners:
Net investment income	(0.12)	(0.30)	(0.26)	(0.39)	(0.56)	(0.70)
Net realized gain	(1.17)	(2.10)	—	(0.57)	(11.07)	(6.20)
Total distributions	$ (1.29)	$ (2.40)	$ (0.26)	$ (0.96)	$ (11.63)	$ (6.90)
Net increase (decrease) in net asset value	$ (0.76)	$ (4.08)	$ 3.70	$ (1.14)	$ (6.76)	$ (9.08)
Net asset value, end of period	$ 14.37	$ 15.13	$ 19.21	$ 15.51	$ 16.65	$ 23.41
Total return(b)	3.58%(c)	(7.76)%	25.70%	(0.04)%	25.56%	(8.59)%(d)
Ratio of net expenses to average net assets	0.85%(e)	0.78%	0.80%	0.80%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	1.86%(e)	1.70%	1.59%	1.95%	2.18%	2.82%
Portfolio turnover rate	35%(c)	36%	28%	14%	21%	28%
Net assets, end of period (in thousands)	$56,970	$67,651	$87,047	$75,613	$89,623	$82,212

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.
(e)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights (continued)
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 15.45	$ 19.55	$ 15.79	$ 16.92	$ 23.62	$ 32.70
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.13	0.24	0.24	0.25	0.38	0.50
Net realized and unrealized gain (loss) on investments	0.39	(1.98)	3.74	(0.46)	4.49	(2.75)
Net increase (decrease) from investment operations	$ 0.52	$ (1.74)	$ 3.98	$ (0.21)	$ 4.87	$ (2.25)
Distributions to shareowners:
Net investment income	(0.10)	(0.26)	(0.22)	(0.35)	(0.50)	(0.63)
Net realized gain	(1.17)	(2.10)	—	(0.57)	(11.07)	(6.20)
Total distributions	$ (1.27)	$ (2.36)	$ (0.22)	$ (0.92)	$ (11.57)	$ (6.83)
Net increase (decrease) in net asset value	$ (0.75)	$ (4.10)	$ 3.76	$ (1.13)	$ (6.70)	$ (9.08)
Net asset value, end of period	$ 14.70	$ 15.45	$ 19.55	$ 15.79	$ 16.92	$ 23.62
Total return(b)	3.44%(c)	(7.94)%	25.33%	(0.26)%	25.23%	(8.77)%(d)
Ratio of net expenses to average net assets	1.10%(e)	1.03%	1.05%	1.05%	1.04%	0.98%
Ratio of net investment income (loss) to average net assets	1.64%(e)	1.45%	1.35%	1.70%	1.93%	1.61%
Portfolio turnover rate	35%(c)	36%	28%	14%	21%	28%
Net assets, end of period (in thousands)	$25,907	$27,141	$34,258	$34,723	$38,908	$33,569

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.
(e)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
16
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Equity Income VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from
18

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$ 1,769,733
Long-term capital gains	12,078,577
Total	$13,848,310
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 182,524
Undistributed long-term capital gains	6,238,935
Net unrealized appreciation	25,025,955
Total	$31,447,414
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee
19

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Portfolio invests at least 80% of its net assets in equity securities of large companies. Large companies may fall out of favor with investors and underperform the overall equity market.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as
20

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the six months ended June 30, 2023, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Portfolio paid $4,344 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $267 and a payable for administrative expenses of $2,184, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
22

Pioneer Variable Contracts Trust
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Bank of New York Mellon Corporation
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

23

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19610-17-0823

Pioneer Variable Contracts Trust
Pioneer Select Mid Cap Growth

VCT Portfolio
Class I Shares
Semiannual Report  |  June 30, 2023

Pioneer Variable Contracts Trust

Pioneer Select Mid Cap Growth VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/23
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	Synopsys, Inc.	3.37%
2.	MongoDB, Inc.	2.47
3.	Chipotle Mexican Grill, Inc.	2.39
4.	MSCI, Inc.	2.32
5.	Palo Alto Networks, Inc.	2.29

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 06/30/23
Prices and Distributions
Net Asset Value per Share	6/30/23	12/31/22
Class l	$21.04	$18.54

Distributions per Share (1/1/23 - 6/30/23)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$—	$—	$—

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2023)
	Class l	Russell Midcap Growth Index
10 Years	10.32%	11.53%
5 Years	6.47%	9.71%
1 Year	16.63%	23.13%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	l
Beginning Account Value on 1/1/23	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,134.80
Expenses Paid During Period*	$ 4.98

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.94% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	l
Beginning Account Value on 1/1/23	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,020.13
Expenses Paid During Period*	$ 4.71

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.94% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the six-month period ended June 30, 2023. Mr. Winston, a senior vice president at Amundi Asset Management US, Inc. (Amundi US) and lead portfolio manager of the Portfolio, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a senior vice president and a portfolio manager at Amundi US, and David Sobell, a senior vice president and portfolio manager at Amundi US.
Q:	How did the Portfolio perform during the six-month period ended June 30, 2023?
A:	Pioneer Select Mid Cap Growth VCT Portfolio’s Class I shares returned 13.48% at net asset value during the six-month period ended June 30, 2023, while the Portfolio’s benchmark, the Russell Midcap Growth Index (the Russell Index), returned 15.94%.
Q:	How would you describe the investment environment in the equity market during the six-month period ended June 30, 2023?
A:	During the six-month period, investors faced uncertainties, ranging from stress in the US regional banking system and bank failures, to contentious negotiations over the US debt limit in Washington, DC, and an ongoing divergence between economic data in the manufacturing and services sectors. Through it all, domestic equities, as measured by the Standard & Poor’s 500 Index (S&P 500), managed to generate a positive return of 16.89% during the six-month period, driven primarily by strong performance from a small subset of mega-cap stocks.
While economic activity remained positive during the six-month period, overall growth slowed. During the first calendar quarter of 2023 (January through March), US gross domestic product (GDP) rose by 1.3% on annualized basis, which was below the prior quarter’s growth rate of 2.6%. As of period-end, most economists were projecting GDP to contract by the fourth calendar quarter of 2023 (September through December).
Resilient consumer spending, which was supported by a continued strong labor market, was a key factor in the solid economic showing during the period. A downside to continued solid economic data, however, has been the persistent, high levels of inflation, as almost all measures of inflation remained substantially above the US Federal Reserve's (Fed's) 2% target over the six-month period. The persistently high inflation pressured the Fed to continue raising interest rates during the period, culminating with an increase in the target range for the federal funds rate of 25 basis points (bps) in May, which was the Fed’s 10th rate increase since it began to tighten monetary policy in 2022. The latest rate increase lifted the federal funds rate target range to 5.00% ‒ 5.25%, where it remained through period-end after the Fed decided to leave the target range unchanged at its June meeting. (A basis point is equal to 1/100th of a percentage point.)
Mid-cap growth stocks, as measured by the Portfolio’s benchmark, the Russell Index, underperformed the S&P 500 over the six-month period, returning 15.94%. Within the Russell Index, communication services, information technology, and consumer staples were the best-performing sectors for the period. On the other hand, the energy, materials, and utilities sectors were the benchmark’s worst performers over the six-month period.

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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Q:	Which of your investment decisions had the greatest effects on the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2023?
A:	The Portfolio underperformed the Russell Index during the six-month period, with unfavorable stock selection results the biggest drags on benchmark-relative returns, particularly within the industrials, energy, and health care sectors. While positive stock selection results in the information technology sector benefited the Portfolio’s relative performance for the period, the effects were not enough to overcome the negatives from stock selection in those other sectors.
Sector allocation decisions were a very slight positive for the Portfolio’s benchmark-relative returns during the six-month period, although the benefits from an overweight to the outperforming information technology sector were largely offset by the negative effects of the Portfolio’s overweight to the underperforming health care sector.
With regard to individual securities, key detractors from the Portfolio’s benchmark-relative returns for the six-month period included underperformance of positions in Comstock Resources and Sunrun, and lack of exposure to strong-performing Cadence Design Systems. Comstock is an independent oil-and-gas exploration and production (E&P) company with concentrated operations in the Haynesville basin in Louisiana and West Texas. Comstock’s stock price slumped during the six-month period, mainly due to the company’s relatively high exposure to the price of natural gas. Natural gas prices declined substantially over the six-month period, with the price drop owing largely to a warmer-than-expected winter in many areas around the globe. We have retained the Portfolio’s position in Comstock, as we continue to like the company’s large acreage position in Haynesville (with a deep inventory of long-lateral well targets), and its recent success in improving drilling efficiency. We also believe a low operating-cost structure and strong natural gas differentials could drive positive relative cash-flow margins for Comstock versus its peers, which we believe may lead to organic leverage reduction, but with continued high relative exposure to aggregate natural gas pricing.
Sunrun provides residential solar energy solutions, with a customer base that has typically entered into 20- or 25-year agreements to utilize its solar energy systems, which are financed by consumer loans or leases arranged by Sunrun. The company’s share price declined during the six-month period as investors became fearful that the rise in interest rates as well as the turmoil in the US banking system could result in decreased eligibility for solar-energy financing for some consumers. We exited the Portfolio’s position in Sunrun during the period.
The Portfolio’s lack of exposure to large benchmark component Cadence Design Systems was another detractor from relative returns during the six-month period. Cadence provides electronic design automation – or EDA – software for the semiconductor-chip-design process. Cadence’s share price rose during the period as investors began to anticipate that the potential rise of artificial intelligence applications may result in increased demand for semiconductor-chip-design software. While the Portfolio did not own shares of Cadence during the period, it does have exposure to the company’s
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23 (continued)
primary competitor, Synopsys, which contributed positively to the Portfolio’s relative returns (discussed in more detail below).
On the positive side, the portfolio’s positions in Advanced Micro Devices (AMD), Synopsys, and Palo Alto Networks benefited the Portfolio’s benchmark-relative performance during the six-month period.
AMD makes microprocessors for the computer and consumer electronics industries. The company’s share price rebounded over the six-month period after having underperformed during the previous six months. AMD’s share price had declined previously as inventories throughout the semiconductor supply chain became bloated, due to most customers over-ordering in response to shortages stemming from the pandemic-induced supply-chain bottlenecks. During the most recent six-month period, however, investors started to believe that an end to the semiconductor inventory glut may be near and that business is likely to return to normal in the second half of 2023. That optimism drove the rally in AMD’s share price. We believe AMD is well-positioned as a secular share gainer in the semiconductor industry for many years to come, and that the company could be a key beneficiary of data-center growth driven by the shift from on premise to cloud computing. In the mature PC market, we think AMD may also gain market share in the coming years, and that the company could benefit from the need to build out a higher level of computing sophistication to support Artificial Intelligence (AI). AMD's success in its core CPU (computer processing unit) market is largely a result of its innovative design/architecture, strong foundry partnerships, and multiple missteps by a key rival. We believe AMD also has another large opportunity in the potential AI accelerator market, a market estimated to be at $80 billion by calendar year 2027. AMD’s current share is effectively zero compared with the market leader in that segment.
Synopsys is one of the largest providers of EDA software and tools used to design, verify, and lay out semiconductor chips and electronics systems. The company’s share price rose over the six-month period after it reported strong financial results for its April quarter, while raising guidance for revenues and profits for the full year. We like Synopsys’s revenue model, which we view as both consistent and recurring, and believe the company may sustain its growth even in the event of an economic downturn. Additionally, we see opportunities for Synopsys as chip complexity rises, necessitating system/chip companies to give EDA a larger portion of the research-and-development budget.
Palo Alto Networks provides cybersecurity solutions to protect enterprises from malicious cyber-threats across cloud, on premise, and hybrid information technology (IT) environments. Palo Alto’s share price rose over the six-month period after the company delivered earnings beats for both the December 2022 and March 2023 quarters, while substantially raising earnings guidance for calendar-year 2023. Palo Alto has expanded beyond its next-generation firewall and perimeter-based security roots, and has a growing portfolio of organically and inorganically built subscription offerings that now address cloud, user, network, and DevOps defenses. We continue to believe Palo Alto is well-positioned as a leading platform security company that enables customers to consolidate most security solutions onto one platform, while increasing security performance and lowering security complexity.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Q:	Did the Portfolio have any exposure to derivative securities during the six-month period ended June 30, 2023?
A:	No, the Portfolio had no exposure to derivatives during the period.
Q:	What is your outlook entering the second half of the Portfolio’s fiscal year?
A:	With respect to the equity market outlook, we see some positives and negatives.
On the positive side, we believe a "soft-landing" scenario, in which economic growth slows but remains positive while inflation is brought under control, remains possible. The factors potentially contributing to that outcome, in our view, include a continued tight labor market and a resilient consumer, the prospect for improvement in the housing market, disinflation traction in certain goods and services, near-peak Fed interest-rate increases, and a potential second-half rebound in corporate earnings, at least in some industries. Additionally, an AI secular-growth tailwind coupled with investors' fears of "missing out" could drive further equity-market returns.
On the negative side, we still see many risk factors to the economic outlook, including the "higher-for-longer" stance on interest rates by the Fed as well as continued tighter monetary policy by some other key central banks; risks to both corporate earnings projections and profit margins; narrow market leadership (mega-cap tech stocks, for example); stretched valuations; seemingly unrelenting geopolitical tensions; and recession "signaling" due to an inverted yield curve. (A yield curve is a line that plots interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve is a scenario where shorter-term yields are higher than longer-term yields, and has been historically viewed as an indicator of a recession.)
We have continued to invest with a long-term horizon, and have been using current opportunities to focus on identifying the best risk/reward scenarios for shares of what we believe to be the best companies, that we feel have both sustainable competitive advantages as well as attractive growth prospects for the next five years.
We believe the sizable reset to growth stock valuations in 2022 has substantially improved the risk/reward trade-off for the growth segment of the equity market going forward. Given concerns about slowing economic growth, we believe that investors may come to favor owning stocks of well-positioned, secular growth companies that are not highly dependent on positive macroeconomic conditions in order to flourish; that have demonstrated a knack for innovation; and that have exhibited resilient business models and sustainable growth characteristics. Those characteristics typify the types of equities that we seek to hold in the Portfolio.
With regard to the Portfolio's positioning as of period-end, its largest overweight allocations versus the Russell Index were to the information technology and consumer discretionary sectors, while the Portfolio's largest benchmark-relative underweights were to the financials and health care sectors.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23 (continued)
A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
Please refer to the Schedule of Investments on pages 9 to 13 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited)
Shares		Value
UNAFFILIATED ISSUERS — 100.2%
Common Stocks — 98.9% of Net Assets
Aerospace & Defense — 0.9%
4,110(a)	Axon Enterprise, Inc.	$ 801,943
	Total Aerospace & Defense	$ 801,943
Air Freight & Logistics — 0.5%
7,637(a)	GXO Logistics, Inc.	$ 479,756
	Total Air Freight & Logistics	$ 479,756
Beverages — 1.2%
7,285(a)	Celsius Holdings, Inc.	$ 1,086,849
	Total Beverages	$ 1,086,849
Biotechnology — 4.1%
6,135(a)	Alnylam Pharmaceuticals, Inc.	$ 1,165,282
20,867(a)	Natera, Inc.	1,015,388
5,689(a)	Prothena Corp. Plc	388,445
23,242(a)	Replimune Group, Inc.	539,679
13,830(a)	Vaxcyte, Inc.	690,670
	Total Biotechnology	$ 3,799,464
Building Products — 1.0%
14,084(a)	Trex Co., Inc.	$ 923,347
	Total Building Products	$ 923,347
Capital Markets — 3.0%
4,540	MSCI, Inc.	$ 2,130,577
10,222	Tradeweb Markets, Inc., Class A	700,002
	Total Capital Markets	$ 2,830,579
Chemicals — 0.6%
2,012	Sherwin-Williams Co.	$ 534,226
	Total Chemicals	$ 534,226
Communications Equipment — 1.9%
5,540(a)	Arista Networks, Inc.	$ 897,813
3,001	Motorola Solutions, Inc.	880,133
	Total Communications Equipment	$ 1,777,946
Construction Materials — 0.6%
1,278	Martin Marietta Materials, Inc.	$ 590,040
	Total Construction Materials	$ 590,040
Consumer Staples Distribution & Retail — 1.0%
8,141(a)	BJ's Wholesale Club Holdings, Inc.	$ 512,964
2,575	Dollar General Corp.	437,184
	Total Consumer Staples Distribution & Retail	$ 950,148
Containers & Packaging — 0.3%
70,028(a)	Ranpak Holdings Corp.	$ 316,527
	Total Containers & Packaging	$ 316,527
Diversified Consumer Services — 0.5%
7,484	Service Corp. International	$ 483,392
	Total Diversified Consumer Services	$ 483,392
The accompanying notes are an integral part of these financial statements.
9

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Shares		Value
	Diversified Telecommunication Services — 0.6%
8,527	Iridium Communications, Inc.	$ 529,697
	Total Diversified Telecommunication Services	$ 529,697
	Electrical Equipment — 4.3%
5,827(a)	Generac Holdings, Inc.	$ 868,980
5,784	Rockwell Automation, Inc.	1,905,539
48,421	Vertiv Holdings Co.	1,199,388
	Total Electrical Equipment	$ 3,973,907
	Electronic Equipment, Instruments & Components — 3.5%
21,262	Amphenol Corp., Class A	$ 1,806,207
53,587(a)	Flex, Ltd.	1,481,145
	Total Electronic Equipment, Instruments & Components	$ 3,287,352
	Entertainment — 1.1%
6,324(a)	Spotify Technology S.A.	$ 1,015,318
	Total Entertainment	$ 1,015,318
	Food Products — 1.0%
3,665	Hershey Co.	$ 915,151
	Total Food Products	$ 915,151
	Ground Transportation — 1.0%
8,209	TFI International, Inc.	$ 935,498
	Total Ground Transportation	$ 935,498
	Health Care Equipment & Supplies — 6.9%
4,215(a)	Dexcom, Inc.	$ 541,670
2,738(a)	Inspire Medical Systems, Inc.	888,864
4,563(a)	Insulet Corp.	1,315,695
4,274(a)	Penumbra, Inc.	1,470,512
5,667	ResMed, Inc.	1,238,240
3,304(a)	Shockwave Medical, Inc.	942,995
	Total Health Care Equipment & Supplies	$ 6,397,976
	Health Care Providers & Services — 2.4%
24,963(a)	agilon health, Inc.	$ 432,858
3,929(a)	Molina Healthcare, Inc.	1,183,572
18,096(a)	Option Care Health, Inc.	587,939
	Total Health Care Providers & Services	$ 2,204,369
	Health Care Technology — 1.3%
5,868(a)	Veeva Systems, Inc., Class A	$ 1,160,280
	Total Health Care Technology	$ 1,160,280
	Hotels, Restaurants & Leisure — 4.9%
1,027(a)	Chipotle Mexican Grill, Inc.	$ 2,196,753
13,284(a)	Las Vegas Sands Corp.	770,472
11,882(a)	Planet Fitness, Inc., Class A	801,322
35,567	Wendy's Co.	773,582
	Total Hotels, Restaurants & Leisure	$ 4,542,129
	Household Durables — 1.1%
3,942(a)	TopBuild Corp.	$ 1,048,651
	Total Household Durables	$ 1,048,651
10
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Insurance — 1.1%
3,016	Everest Re Group, Ltd.	$ 1,031,050
	Total Insurance	$ 1,031,050
	IT Services — 4.0%
21,839(a)	Cloudflare, Inc., Class A	$ 1,427,615
5,516(a)	MongoDB, Inc.	2,267,021
	Total IT Services	$ 3,694,636
	Life Sciences Tools & Services — 3.3%
11,111	Agilent Technologies, Inc.	$ 1,336,098
9,871	Bruker Corp.	729,664
1,817(a)	Charles River Laboratories International Inc	382,024
4,517(a)	Repligen Corp.	638,975
	Total Life Sciences Tools & Services	$ 3,086,761
	Machinery — 0.9%
9,052	Stanley Black & Decker, Inc.	$ 848,263
	Total Machinery	$ 848,263
	Media — 2.3%
3,122	Nexstar Media Group, Inc.	$ 519,969
20,970(a)	Trade Desk, Inc., Class A	1,619,304
	Total Media	$ 2,139,273
	Metals & Mining — 0.8%
17,110	Teck Resources, Ltd., Class B	$ 720,331
	Total Metals & Mining	$ 720,331
	Oil, Gas & Consumable Fuels — 3.7%
81,850	Comstock Resources, Inc.	$ 949,460
13,262	Hess Corp.	1,802,969
12,090	Occidental Petroleum Corp.	710,892
	Total Oil, Gas & Consumable Fuels	$ 3,463,321
	Professional Services — 6.9%
149,630(a)	Clarivate Plc	$ 1,425,974
3,151	Equifax, Inc.	741,430
2,931	Paycom Software, Inc.	941,554
14,006	SS&C Technologies Holdings, Inc.	848,764
8,934	Thomson Reuters Corp.	1,205,554
5,600	Verisk Analytics, Inc.	1,265,768
	Total Professional Services	$ 6,429,044
	Semiconductors & Semiconductor Equipment — 9.6%
16,127(a)	Advanced Micro Devices, Inc.	$ 1,837,026
6,423	BE Semiconductor Industries NV	695,972
25,965(a)	Credo Technology Group Holding, Ltd.	450,233
9,407(a)	Lattice Semiconductor Corp.	903,730
12,136	Marvell Technology, Inc.	725,490
7,151	Micron Technology, Inc.	451,300
2,289	Monolithic Power Systems, Inc.	1,236,586
6,829(a)	Onto Innovation, Inc.	795,374
10,723(a)	Rambus, Inc.	688,095
The accompanying notes are an integral part of these financial statements.
11

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Shares		Value
	Semiconductors & Semiconductor Equipment — (continued)
1,775(a)	SolarEdge Technologies, Inc.	$ 477,564
5,887	Teradyne, Inc.	655,400
	Total Semiconductors & Semiconductor Equipment	$ 8,916,770
	Software — 11.8%
18,904(a)	Confluent, Inc., Class A	$ 667,500
6,424(a)	Crowdstrike Holdings, Inc., Class A	943,493
12,427(a)	Datadog, Inc., Class A	1,222,568
16,460(a)	Fortinet, Inc.	1,244,212
3,121(a)	HubSpot, Inc.	1,660,653
8,226(a)	Palo Alto Networks, Inc.	2,101,825
7,108(a)	Synopsys, Inc.	3,094,894
	Total Software	$10,935,145
	Specialized REITs — 0.5%
8,070	Iron Mountain, Inc.	$ 458,537
	Total Specialized REITs	$ 458,537
	Specialty Retail — 5.9%
9,115	Academy Sports & Outdoors, Inc.	$ 492,665
765(a)	AutoZone, Inc.	1,907,420
7,534(a)	Floor & Decor Holdings, Inc., Class A	783,235
7,389	Ross Stores, Inc.	828,529
4,165	Tractor Supply Co.	920,881
1,262(a)	Ulta Beauty, Inc.	593,891
	Total Specialty Retail	$ 5,526,621
	Textiles, Apparel & Luxury Goods — 2.3%
6,392(a)	Crocs, Inc.	$ 718,717
2,184(a)	Lululemon Athletica, Inc.	826,644
11,193(a)	Skechers USA, Inc., Class A	589,423
	Total Textiles, Apparel & Luxury Goods	$ 2,134,784
	Trading Companies & Distributors — 2.1%
2,425	WW Grainger, Inc.	$ 1,912,331
	Total Trading Companies & Distributors	$ 1,912,331
	Total Common Stocks (Cost $66,204,482)	$91,881,412

	SHORT TERM INVESTMENTS — 1.3% of Net Assets
	Open-End Fund — 1.3%
1,269,390(b)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 1,269,390
		$ 1,269,390
	TOTAL SHORT TERM INVESTMENTS (Cost $1,269,390)	$ 1,269,390
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.2% (Cost $67,473,872)	$93,150,802
	OTHER ASSETS AND LIABILITIES — (0.2)%	$ (228,060)
	net assets — 100.0%	$92,922,742

12
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023, aggregated $32,627,169 and $37,901,926, respectively.
At June 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $70,052,229 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$27,717,662
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,619,089)
Net unrealized appreciation	$23,098,573
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$91,881,412	$ —	$ —	$91,881,412
Open-End Fund	1,269,390	—	—	1,269,390
Total Investments in Securities	$ 93,150,802	$—	$—	$ 93,150,802
During the period ended June 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
13

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $67,473,872)	$93,150,802
Foreign currencies, at value (cost $4)	4
Receivables —
Investment securities sold	433,163
Portfolio shares sold	17,736
Dividends	26,395
Interest	4,430
Other assets	21,030
Total assets	$93,653,560
LIABILITIES:
Payables —
Investment securities purchased	$551,102
Portfolio shares repurchased	117,766
Trustees' fees	136
Professional fees	42,250
Management fees	5,574
Administrative expenses	1,475
Accrued expenses	12,515
Total liabilities	$ 730,818
NET ASSETS:
Paid-in capital	$72,335,542
Distributable earnings	20,587,200
Net assets	$92,922,742
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $92,922,742/4,415,610 shares)	$ 21.04
14
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $5,660)	$369,178
Interest from unaffiliated issuers	28
Total Investment Income		$ 369,206
EXPENSES:
Management fees	$326,726
Administrative expenses	16,821
Custodian fees	428
Professional fees	54,265
Printing expense	12,169
Officers' and Trustees' fees	4,378
Miscellaneous	1,981
Total expenses		$ 416,768
Net investment loss		$ (47,562)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$306,374
Other assets and liabilities denominated in foreign currencies	(980)	$ 305,394
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$11,047,693
Net realized and unrealized gain (loss) on investments		$ 11,353,087
Net increase in net assets resulting from operations		$11,305,525
The accompanying notes are an integral part of these financial statements.
15

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ (47,562)	$ (254,453)
Net realized gain (loss) on investments	305,394	(4,516,754)
Change in net unrealized appreciation (depreciation) on investments	11,047,693	(37,817,695)
Net increase (decrease) in net assets resulting from operations	$11,305,525	$ (42,588,902)
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($— and $5.15 per share, respectively)	$ —	$ (19,540,646)
Total distributions to shareowners	$ —	$ (19,540,646)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 937,454	$ 2,176,378
Reinvestment of distributions	—	19,540,646
Cost of shares repurchased	(5,428,446)	(14,372,073)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ (4,490,992)	$ 7,344,951
Net increase (decrease) in net assets	$ 6,814,533	$ (54,784,597)
NET ASSETS:
Beginning of period	$86,108,209	$140,892,806
End of period	$92,922,742	$ 86,108,209
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class l
Shares sold	47,756	$ 937,454	94,726	$ 2,176,378
Reinvestment of distributions	—	—	1,128,865	19,540,646
Less shares repurchased	(276,843)	(5,428,446)	(616,153)	(14,372,073)
Net increase (decrease)	(229,087)	$(4,490,992)	607,438	$ 7,344,951
16
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 18.54	$ 34.90	$ 37.52	$ 29.12	$ 24.82	$ 30.23
Increase (decrease) from investment operations:
Net investment income (loss)(a)	(0.01)	(0.06)	(0.23)	(0.15)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	2.51	(11.15)	3.17	10.76	8.13	(1.22)
Net increase (decrease) from investment operations	$ 2.50	$ (11.21)	$ 2.94	$ 10.61	$ 8.04	$ (1.32)
Distributions to shareowners:
Net realized gain	—	(5.15)	(5.56)	(2.21)	(3.74)	(4.09)
Total distributions	$ —	$ (5.15)	$ (5.56)	$ (2.21)	$ (3.74)	$ (4.09)
Net increase (decrease) in net asset value	$ 2.50	$ (16.36)	$ (2.62)	$ 8.40	$ 4.30	$ (5.41)
Net asset value, end of period	$ 21.04	$ 18.54	$ 34.90	$ 37.52	$ 29.12	$ 24.82
Total return(b)	13.48%(c)	(31.06)%	8.07%	39.17%	33.08%	(6.48)%
Ratio of net expenses to average net assets	0.94%(d)	0.87%	0.89%	0.89%	0.88%	0.90%
Ratio of net investment income (loss) to average net assets	(0.11)%(d)	(0.25)%	(0.62)%	(0.49)%	(0.30)%	(0.33)%
Portfolio turnover rate	37%(c)	84%	41%	82%	58%	83%
Net assets, end of period (in thousands)	$92,923	$86,108	$140,893	$153,420	$125,592	$105,450

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
17

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.
The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio
18

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
19

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
2022
Distributions paid from:
Ordinary income	$ 948,505
Long-term capital gains	18,592,141
Total	$ 19,540,646
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (2,769,205)
Net unrealized appreciation	12,050,880
Total	$ 9,281,675
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares
The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
20

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.74% of the Portfolio’s average daily net assets. For the six months ended June 30, 2023, the effective management fee was equivalent to 0.74% (anualized) of the Portfolio’s average daily net assets.
21

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Portfolio paid $4,378 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $136 and a payable for administrative expenses of $1,475, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
22

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
23

Pioneer Variable Contracts Trust
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Bank of New York Mellon Corporation
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

24

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19616-17-0823

Pioneer Variable Contracts Trust
Pioneer High Yield

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2023
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer High Yield VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/23
Portfolio Diversification
(As a percentage of total investments)*
+Amount rounds to less than 0.1%.
5 Largest Holdings
(As a percentage of total investments)*
1.	Pioneer ILS Interval Fund(l)	2.23%
2.	Sotheby's, 7.375%, 10/15/27 (144A)	1.76
3.	Ford Motor Credit Co. LLC, 4.000%, 11/13/30	1.73
4.	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 6/1/33 (144A)	1.70
5.	Seaspan Corp., 5.500%, 8/1/29 (144A)	1.31
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.

Performance Update 06/30/23
Prices and Distributions
Net Asset Value per Share	6/30/23	12/31/22
Class l	$7.99	$7.86
Class ll	$7.88	$7.75

Distributions per Share (1/1/23 - 6/30/23)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.2149	$—	$—
Class ll	$0.2019	$—	$—

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA U.S. All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2023)
	Class l	Class ll	ICE BofA U.S. High Yield Index	ICE BofA U.S. All-Convertibles Speculative Quality Index
10 Years	3.39%	3.04%	4.34%	12.70%
5 Years	2.09%	1.79%	3.19%	17.24%
1 Year	6.54%	6.30%	8.87%	-1.16%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,044.10	$1,043.10
Expenses Paid During Period*	$ 4.56	$ 5.83

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.90% and 1.15% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,020.33	$1,019.09
Expenses Paid During Period*	$ 4.51	$ 5.76

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.90% and 1.15% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
3

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer High Yield VCT Portfolio during the six-month period ended June 30, 2023. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.
Q:	How did the Portfolio perform during the six-month period ended June 30, 2023?
A:	Pioneer High Yield VCT Portfolio’s Class I shares returned 4.41% at net asset value during the six-month period ended June 30, 2023, and Class II shares returned 4.31%. During the same period, the Portfolio’s benchmarks, the ICE Bank of America (ICE BofA) US High Yield Index (the US High Yield Index) and the ICE BofA All-Convertibles Speculative Quality Index, returned 5.41% and 1.08%, respectively.
Q:	Could you describe the market environment for investing high-yield bonds during the six-month period ended June 30, 2023?
A:	Entering 2023, riskier assets rallied amid renewed investor optimism that the US Federal Reserve (Fed) and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy by the Fed, which had been increasing interest rates at a steady pace for the previous several months. That, in turn, boosted performance for bonds in general. In addition, the reopening of China's economy as the government there unwound its "Zero-COVID" policy eased concerns about slowing global growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off, such as leveraged loans and corporate credit, outperformed. On February 1, the Fed increased the federal funds rate target range, but this time by a comparatively moderate 25 basis points (bps), bringing the range to 4.50% – 4.75%. (A basis point is equal to 1/100th of a percentage point.)
In March, however, the failure of a pair of US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate decreases in the federal funds rate target range by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove Treasury yields lower, which in turn lent support to bond-market returns. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing. Investors were further encouraged in the second quarter of 2023 as economic growth and corporate earnings data proved more resilient than anticipated, raising hopes that the Fed would be able to steer inflation lower without tipping the economy into a recession (the so-called "soft landing" scenario).
Following a 25 bps increase on May 3rd, the federal funds rate target finished the period in the 5.00% ‒ 5.25% range, as the Fed took no action at its mid-June meeting.

4

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

High-yield corporate bonds posted a strong positive return for the six-month period ended June 30, 2023, while outperforming their investment-grade corporate counterparts.
Q:	What factors influenced the Portfolio’s performance relative to its benchmarks during the six-month period ended June 30, 2023?
A:	Security selection results were the primary driver of the Portfolio's benchmark-relative underperformance for the period, while sector allocation results made a modest, positive contribution to relative returns. Significant detractors from benchmark-relative results included our use of index-based credit-default swaps (CDX) as part of our efforts to help reduce the Portfolio's level of credit risk in a positive return environment.
Within the Portfolio's core high yield allocation, selection results within the transportation sector weighed most heavily on relative performance, followed by selection results within the technology and electronics sector. On the other hand, an underweight to media and selection results within the health care and energy sectors led positive contributions to the Portfolio's relative performance. In terms of rating categories, an overweight exposure (versus the benchmark) to lower-rated issues benefited relative returns, while selection results within the Portfolio's allocation to non-rated issues as well as among holdings of bonds in the "CCC" ratings category detracted from relative results.
Notable individual detractors from the Portfolio's relative returns during the six-month period included a position in Western Global Airlines, within transportation, as the cargo airline was subject to a ratings downgrade and indicated a restructuring was likely. Within technology hardware, exposure to Diebold Nixdorf detracted from the Portfolio's relative returns, as the point-of-sale and automated teller machine manufacturer filed for bankruptcy. Holdings of Trinseo also detracted from the Portfolio's relative performance, as the plastics manufacturer restructured its debt on less-than-favorable terms for bondholders. On the positive side, holdings of oil and gas producer Strathcona proved additive to relative performance as the company completed a synergistic acquisition and improved its liquidity through an increased credit facility. Within health care, positive contributors to the Portfolio's relative performance included Athenahealth, a provider of online patient management technology to the industry. Finally, a position in TMS, an onsite provider of slag and scrap metal management services to steel manufacturing plants, was another positive contributor to the Portfolio's relative results for the six-month period.
Q:	Can you discuss the factors that affected the Portfolio's income generation (or yield), either positively or negatively, during the six-month period ended June 30, 2023?
A:	The Portfolio's monthly distribution* rate remained stable over the six-month period.
*	Distributions are not guaranteed.
5

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23 (continued)
A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate).  Publication of most LIBOR settings has ceased on a representative basis.  The impact of the transition from LIBOR on the Portfolio's transactions and financial markets generally cannot yet be determined.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
The Portfolio may use derivatives, such as options, futures, inverse-floating-rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.
The Portfolio may invest in common stocks or other equity investments, whose market price can fluctuate.
Q:	Did the Portfolio have any exposure to derivatives during the six-month period ended June 30, 2023? If so, did the derivatives have a material effect on the Portfolio’s performance?
A:	As noted earlier, we utilized CDX contracts as part of our efforts to reduce the Portfolio's level of credit-risk exposure. The use of CDX detracted from benchmark-relative performance during the six-month period.
Q:	What is your assessment of the current climate for high-yield investing?
A:	With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its two percent long-term target, we believe the fed funds rate will stay higher for longer, contrary to market expectations, which continue to price in rate cuts in the first half of 2024. We believe financial conditions will become even more restrictive, and that the likelihood of recession will rise as banks tighten lending standards and as the Fed maintains higher rates. Consequently, we expect to remain in a relatively defensive posture as recession risk increases over the course of the year.
As always during a recession, we anticipate some high-yield issuers will face some challenges, which could lead to increased defaults. However, we do not expect a deep recession, such as during the Global Financial Crisis (GFC) of 2007-2008. In our view, the economy will likely be on the upswing and the default rate headed lower at some point in 2024.
In this scenario, we expect the default rate to stay lower than it was after the GFC. This view is predicated on the significant weighting of "BB" rated issuers in the high-yield universe, strong fundamentals in many sectors such as autos and energy, and the relative strength of many US consumers. In addition, within the below-investment-grade universe, we expect high-yield bond defaults to be substantially lower than the default rate for their floating rate, leveraged loan counterparts.
Please refer to the Schedule of Investments on pages 7 to 16 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

6

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited)
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 96.6%
Senior Secured Floating Rate Loan Interests — 1.8% of Net Assets*(a)
Auto Parts & Equipment — 0.6%
158,019	First Brands Group LLC, First Lien 2021 Term Loan, 10.252% (Term SOFR + 500 bps), 3/30/27	$ 155,846
	Total Auto Parts & Equipment	$ 155,846
Medical-Hospitals — 0.1%
22,198	Surgery Center Holdings, Inc., 2021 New Term Loan, 8.896% (Term SOFR + 375 bps), 8/31/26	$ 22,196
	Total Medical-Hospitals	$ 22,196
Metal Processors & Fabrication — 0.5%
127,725	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.199% (Term SOFR + 400 bps), 10/12/28	$ 124,692
	Total Metal Processors & Fabrication	$ 124,692
Physical Practice Management — 0.3%
133,442	Team Health Holdings, Inc., Extended Term Loan, 10.352% (Term SOFR + 525 bps), 3/2/27	$ 92,742
	Total Physical Practice Management	$ 92,742
Telecommunication Equipment — 0.3%
94,418	Commscope, Inc., Initial Term Loan, 8.467% (Term SOFR + 325 bps), 4/6/26	$ 90,759
	Total Telecommunication Equipment	$ 90,759
	Total Senior Secured Floating Rate Loan Interests (Cost $520,622)	$ 486,235

Shares
Common Stock — 0.3% of Net Assets
Passenger Airlines — 0.3%
6,730(b) +	Grupo Aeromexico SAB de CV	$ 78,635
	Total Passenger Airlines	$ 78,635
	Total Common Stock (Cost $110,000)	$ 78,635

Principal Amount USD ($)
Commercial Mortgage-Backed Security—0.4% of Net Assets
99,522(a)	Med Trust, Series 2021-MDLN, Class G, 10.444% (1 Month USD LIBOR + 525 bps), 11/15/38 (144A)	$ 93,177
	Total Commercial Mortgage-Backed Security (Cost $99,522)	$ 93,177

Convertible Corporate Bonds — 3.6% of Net Assets
Airlines — 0.8%
92,000	Air Canada, 4.00%, 7/1/25	$ 126,618
95,000	Spirit Airlines, Inc., 1.00%, 5/15/26	76,760
	Total Airlines	$ 203,378
Biotechnology — 0.5%
55,000	Insmed, Inc., 0.75%, 6/1/28	$ 46,131
81,000	Insmed, Inc., 1.75%, 1/15/25	76,221
	Total Biotechnology	$ 122,352
The accompanying notes are an integral part of these financial statements.
7

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Services — 0.0%†
935	Macquarie Infrastructure Holdings LLC, 2.00%, 10/1/23	$ 916
	Total Commercial Services	$ 916
	Energy-Alternate Sources — 0.3%
94,000(c)	Enphase Energy, Inc., 3/1/28	$ 88,367
	Total Energy-Alternate Sources	$ 88,367
	Entertainment — 0.7%
142,000(c)	DraftKings Holdings, Inc., 3/15/28	$ 105,932
99,000	IMAX Corp., 0.50%, 4/1/26	90,466
	Total Entertainment	$ 196,398
	Pharmaceuticals — 0.3%
64,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 67,456
	Total Pharmaceuticals	$ 67,456
	Semiconductors — 0.2%
40,000	ON Semiconductor Corp., 0.50%, 3/1/29 (144A)	$ 45,174
	Total Semiconductors	$ 45,174
	Software — 0.8%
82,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 74,046
60,000	Jamf Holding Corp., 0.125%, 9/1/26	51,418
105,000	Verint Systems, Inc., 0.25%, 4/15/26	92,531
	Total Software	$ 217,995
	Total Convertible Corporate Bonds (Cost $988,209)	$ 942,036

	Corporate Bonds — 85.2% of Net Assets
	Advertising — 2.5%
238,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 176,114
70,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (144A)	58,825
60,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	59,715
231,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	197,674
200,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	168,000
	Total Advertising	$ 660,328
	Aerospace & Defense — 1.0%
127,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 126,145
65,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	69,587
55,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	56,157
	Total Aerospace & Defense	$ 251,889
	Airlines — 1.7%
33,425	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	$ 29,096
70,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26 (144A)	69,348
55,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	53,404
40,000	Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25 (144A)	40,299
75,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 9.50%, 6/1/28 (144A)	68,861
201,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.875%, 5/1/27 (144A)	180,589
	Total Airlines	$ 441,597
8
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Apparel — 0.3%
75,000	Hanesbrands, Inc., 9.00%, 2/15/31 (144A)	$ 75,590
	Total Apparel	$ 75,590
	Auto Manufacturers — 3.7%
55,000	Ford Motor Co., 6.10%, 8/19/32	$ 53,304
495,000	Ford Motor Credit Co. LLC, 4.00%, 11/13/30	423,019
300,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	284,520
204,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	199,457
	Total Auto Manufacturers	$ 960,300
	Auto Parts & Equipment — 2.5%
65,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 65,716
130,000	Adient Global Holdings, Ltd., 8.25%, 4/15/31 (144A)	132,003
331,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	301,529
150,000	ZF North America Capital, Inc., 7.125%, 4/14/30 (144A)	152,748
	Total Auto Parts & Equipment	$ 651,996
	Banks — 0.8%
15,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	$ 12,987
69,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	68,359
118,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	115,051
	Total Banks	$ 196,397
	Building Materials — 1.2%
165,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 143,575
70,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	69,545
90,000	Knife River Corp., 7.75%, 5/1/31 (144A)	91,127
	Total Building Materials	$ 304,247
	Chemicals — 2.8%
304,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	$ 266,061
285,000	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	277,960
171,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	79,088
127,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	105,541
	Total Chemicals	$ 728,650
	Commercial Services — 5.7%
215,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 190,050
140,000	Brink's Co., 5.50%, 7/15/25 (144A)	138,337
80,000	Garda World Security Corp., 7.75%, 2/15/28 (144A)	79,410
206,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	199,015
125,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	114,752
105,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	93,975
120,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	117,795
150,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	140,520
480,000	Sotheby's, 7.375%, 10/15/27 (144A)	431,708
	Total Commercial Services	$ 1,505,562
	Computers — 0.5%
90,000	NCR Corp., 5.00%, 10/1/28 (144A)	$ 80,319
45,000	NCR Corp., 5.25%, 10/1/30 (144A)	39,123
	Total Computers	$ 119,442
The accompanying notes are an integral part of these financial statements.
9

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Distribution/Wholesale — 0.7%
30,000	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28 (144A)	$ 30,237
45,000	Ritchie Bros Holdings, Inc., 7.75%, 3/15/31 (144A)	46,684
105,000(d)	Windsor Holdings III LLC, 8.50%, 6/15/30 (144A)	104,509
	Total Distribution/Wholesale	$ 181,430
	Diversified Financial Services — 5.3%
169,934(e)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	$ 147,914
145,000	Bread Financial Holdings, Inc., 4.75%, 12/15/24 (144A)	142,126
25,000	GGAM Finance, Ltd., 7.75%, 5/15/26 (144A)	25,094
150,000	GGAM Finance, Ltd., 8.00%, 6/15/28 (144A)	150,077
216,982(e)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	198,614
130,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	105,456
175,000	OneMain Finance Corp., 3.50%, 1/15/27	150,139
25,000	OneMain Finance Corp., 9.00%, 1/15/29	25,211
237,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	208,560
108,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	92,610
170,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	155,203
	Total Diversified Financial Services	$ 1,401,004
	Electric — 3.1%
150,000	Calpine Corp., 5.125%, 3/15/28 (144A)	$ 133,860
105,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	87,134
65,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	52,904
179,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	159,122
166,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	129,587
85,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	87,975
182,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	159,413
	Total Electric	$ 809,995
	Electrical Components & Equipments — 1.2%
112,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 99,859
135,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	129,792
90,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	90,948
	Total Electrical Components & Equipments	$ 320,599
	Engineering & Construction — 0.2%
50,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	$ 42,596
	Total Engineering & Construction	$ 42,596
	Entertainment — 2.1%
150,000	Mohegan Tribal Gaming Authority, 8.00%, 2/1/26 (144A)	$ 143,250
100,000	Scientific Games International, Inc., 7.00%, 5/15/28 (144A)	99,466
100,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	100,125
220,000	SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29 (144A)	196,917
	Total Entertainment	$ 539,758
	Environmental Control — 1.2%
55,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 49,173
198,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	176,289
89,000	Tervita Corp., 11.00%, 12/1/25 (144A)	94,416
	Total Environmental Control	$ 319,878
10
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Food — 2.3%
180,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 2/15/28 (144A)	$ 180,299
200,000	FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	188,334
50,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	44,812
205,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	187,688
	Total Food	$ 601,133
	Forest Products & Paper — 0.5%
173,000	Mercer International, Inc., 5.125%, 2/1/29	$ 134,631
	Total Forest Products & Paper	$ 134,631
	Healthcare-Services — 2.4%
65,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	$ 60,373
75,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	44,299
150,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	142,127
22,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	18,450
139,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	142,127
60,000	Tenet Healthcare Corp., 6.125%, 6/15/30	59,142
145,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	124,156
146,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	36,500
	Total Healthcare-Services	$ 627,174
	Home Builders — 1.8%
287,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 284,847
89,000	KB Home, 4.00%, 6/15/31	76,734
125,000	M/I Homes, Inc., 3.95%, 2/15/30	106,563
	Total Home Builders	$ 468,144
	Household Products/Wares — 0.8%
250,000	Spectrum Brands, Inc., 3.875%, 3/15/31 (144A)	$ 205,000
12,000	Spectrum Brands, Inc., 5.75%, 7/15/25	11,993
	Total Household Products/Wares	$ 216,993
	Iron & Steel — 1.3%
160,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 161,808
215,000	TMS International Corp., 6.25%, 4/15/29 (144A)	180,600
	Total Iron & Steel	$ 342,408
	Leisure Time — 2.6%
30,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	$ 32,812
140,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	130,979
135,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	128,224
130,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	121,230
5,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	5,064
120,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	130,493
69,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	67,620
80,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	73,200
	Total Leisure Time	$ 689,622
	Lodging — 0.8%
142,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 126,018
90,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	89,316
	Total Lodging	$ 215,334
The accompanying notes are an integral part of these financial statements.
11

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Media — 3.5%
531,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 416,986
35,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	34,105
200,000	CSC Holdings LLC, 7.50%, 4/1/28 (144A)	113,995
106,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	95,044
177,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	151,071
80,000	News Corp., 3.875%, 5/15/29 (144A)	70,225
30,000	News Corp., 5.125%, 2/15/32 (144A)	27,371
	Total Media	$ 908,797
	Metal Fabricate/Hardware — 0.3%
75,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 66,263
	Total Metal Fabricate/Hardware	$ 66,263
	Mining — 2.6%
250,000	Constellium SE, 3.75%, 4/15/29 (144A)	$ 212,689
171,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	153,086
310,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	317,713
	Total Mining	$ 683,488
	Miscellaneous Manufacturing — 0.9%
230,000	Trinity Industries, Inc., 7.75%, 7/15/28 (144A)	$ 231,437
	Total Miscellaneous Manufacturing	$ 231,437
	Oil & Gas — 8.0%
151,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 148,357
170,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	166,017
100,000	Civitas Resources, Inc., 8.375%, 7/1/28 (144A)	101,130
100,000	Civitas Resources, Inc., 8.75%, 7/1/31 (144A)	101,380
50,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	45,529
50,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	44,569
200,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	171,011
110,000	Matador Resources Co., 6.875%, 4/15/28 (144A)	108,877
30,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	28,546
19,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	18,966
35,000	Noble Finance II LLC, 8.00%, 4/15/30 (144A)	35,584
230,000	Parkland Corp., 4.625%, 5/1/30 (144A)	199,423
34,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	30,720
105,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	104,811
70,000	Southwestern Energy Co., 4.75%, 2/1/32	61,693
185,000	Southwestern Energy Co., 5.375%, 2/1/29	174,208
198,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	173,326
75,000	Transocean, Inc., 8.75%, 2/15/30 (144A)	76,125
25,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	25,531
200,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	151,998
135,000	Valaris, Ltd., 8.375%, 4/30/30 (144A)	135,453
	Total Oil & Gas	$ 2,103,254
	Oil & Gas Services — 0.4%
120,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 116,756
	Total Oil & Gas Services	$ 116,756
12
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Packaging & Containers — 2.4%
96,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 84,495
220,000	OI European Group BV, 4.75%, 2/15/30 (144A)	198,563
55,000	Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31 (144A)	55,688
105,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	97,696
210,000	TriMas Corp., 4.125%, 4/15/29 (144A)	187,112
	Total Packaging & Containers	$ 623,554
	Pharmaceuticals — 3.0%
95,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 76,950
195,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	176,916
235,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	191,034
102,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	75,381
305,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	276,666
136,000 +	Tricida, Inc., 5/15/27	—
	Total Pharmaceuticals	$ 796,947
	Pipelines — 3.9%
146,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (144A)	$ 130,219
120,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	118,278
165,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	162,113
115,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	106,547
5,000	EnLink Midstream LLC, 5.375%, 6/1/29	4,764
80,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	79,903
40,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	31,910
116,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	97,118
130,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	128,887
60,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	60,938
110,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	110,899
	Total Pipelines	$ 1,031,576
	REITs — 3.1%
290,000	HAT Holdings I LLC/HAT Holdings II LLC , 3.375%, 6/15/26 (144A)	$ 259,911
195,000	Iron Mountain, Inc., 7.00%, 2/15/29 (144A)	195,328
200,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	137,803
100,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	67,750
140,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	99,075
60,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	59,524
	Total REITs	$ 819,391
	Retail — 3.1%
169,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	$ 150,009
60,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	57,923
115,000	Brinker International, Inc., 8.25%, 7/15/30 (144A)	113,313
35,000	Gap, Inc., 3.625%, 10/1/29 (144A)	24,731
35,000	Gap, Inc., 3.875%, 10/1/31 (144A)	23,958
148,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	130,169
270,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	231,050
91,000	Staples, Inc., 7.50%, 4/15/26 (144A)	75,158
	Total Retail	$ 806,311
The accompanying notes are an integral part of these financial statements.
13

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Software — 1.0%
270,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 227,243
150,000	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (144A)	46,565
	Total Software	$ 273,808
	Telecommunications — 1.3%
260,000	Altice France SA, 5.125%, 7/15/29 (144A)	$ 184,567
185,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	153,533
	Total Telecommunications	$ 338,100
	Transportation — 2.4%
295,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 221,747
105,000	Rand Parent LLC, 8.50%, 2/15/30 (144A)	95,062
410,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	321,202
250,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1,250
	Total Transportation	$ 639,261
	Trucking & Leasing — 0.3%
85,000	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (144A)	$ 87,786
	Total Trucking & Leasing	$ 87,786
	Total Corporate Bonds (Cost $24,833,328)	$22,333,426

Shares
Rights/Warrants — 0.0%† of Net Assets
Aerospace & Defense — 0.0%†
GBP 6,300(b)(f)	Avation Plc, 1/1/59	$ 2,600
	Total Aerospace & Defense	$ 2,600
Health Care Providers & Services — 0.0%†
80(b)(g) +	Option Care Health, Inc., 7/27/25	$ 273
80(b)(g) +	Option Care Health, Inc., 12/31/25	208
	Total Health Care Providers & Services	$ 481
	Total Rights/Warrants (Cost $—)	$ 3,081

Face Amount USD ($)
Insurance-Linked Securities — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
25,723(b)(h) +	Lorenz Re 2019, 6/30/24	$ 285
	Total Reinsurance Sidecars	$ 285
	Total Insurance-Linked Securities (Cost $4,831)	$ 285

14
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
SHORT TERM INVESTMENTS — 5.3% of Net Assets
Open-End Fund — 5.3%
1,398,992(i)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 1,398,992
$ 1,398,992
	TOTAL SHORT TERM INVESTMENTS (Cost $1,398,992)	$ 1,398,992
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.6% (Cost $27,955,504)	$25,335,867
		Dividend Income	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
	Affiliated Issuer — 2.1%
	Closed-End Fund — 2.1% of Net Assets
62,882(j)	Pioneer ILS Interval Fund	$—	$—	$37,101	$ 547,072
	Total Closed-End Fund (Cost $659,339)				$ 547,072

	Total Investments in Affiliated Issuer — 2.1% (Cost $659,339)				$ 547,072
	OTHER ASSETS AND LIABILITIES — 1.3%				$ 343,509
	net assets — 100.0%				$26,226,448

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At June 30, 2023, the value of these securities amounted to $19,658,232, or 75.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2023.
(b)	Non-income producing security.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(e)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(f)	Avation Plc warrants are exercisable into 6,300 shares.
(g)	Option Care Health, Inc. warrants are exercisable into 160 shares.
(h)	Issued as preference shares.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
(j)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 4,831	$ 285
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
The accompanying notes are an integral part of these financial statements.
15

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized (Depreciation)	Market Value
2,000,000	Markit CDX North America High Yield Index Series 40	Pay	5.00%	6/20/28	$ (29,440)	$ (29,397)	$ (58,837)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (29,440)	$ (29,397)	$ (58,837)
TOTAL SWAP CONTRACTS					$(29,440)	$(29,397)	$(58,837)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023, aggregated $5,198,185 and $6,318,635, respectively.
At June 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $28,418,595 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$160,006
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,754,499)
Net unrealized depreciation	$(2,594,493)
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 486,235	$ —	$ 486,235
Common Stock	—	—	78,635	78,635
Commercial Mortgage-Backed Security	—	93,177	—	93,177
Convertible Corporate Bonds	—	942,036	—	942,036
Corporate Bonds	—	22,333,426	—	22,333,426
Rights/Warrants
Aerospace & Defense	2,600	—	—	2,600
Health Care Providers & Services	—	—	481	481
Insurance-Linked Securities
Reinsurance Sidecars	—	—	285	285
Open-End Fund	1,398,992	—	—	1,398,992
Affiliated Closed-End Fund	547,072	—	—	547,072
Total Investments in Securities	$1,948,664	$23,854,874	$79,401	$25,882,939
Other Financial Instruments
Swap contracts, at value	$ —	$ (58,837)	$ —	$ (58,837)
Total Other Financial Instruments	$ —	$ (58,837)	$ —	$ (58,837)
During the period ended June 30, 2023, there were no significant transfers in or out of Level 3.
16
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $27,955,504)	$25,335,867
Investments in affiliated issuers, at value (cost $659,339)	547,072
Cash	16,185
Swaps collateral	156,743
Receivables —
Investment securities sold	77
Portfolio shares sold	9,196
Interest	407,247
Due from the Adviser	748
Other assets	11,161
Total assets	$26,484,296
LIABILITIES:
Payables —
Investment securities purchased	$105,000
Portfolio shares repurchased	6,742
Trustees' fees	178
Professional fees	50,585
Printing expense	20,535
Variation margin for centrally cleared swap contracts	13,903
Swap contracts, at value (net premiums received $29,440)	58,837
Management fees	1,315
Administrative expenses	251
Distribution fees	112
Accrued expenses	390
Total liabilities	$ 257,848
NET ASSETS:
Paid-in capital	$31,394,590
Distributable earnings (loss)	(5,168,142)
Net assets	$26,226,448
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $20,756,192/2,596,253 shares)	$ 7.99
Class ll (based on $5,470,256/694,066 shares)	$ 7.88
The accompanying notes are an integral part of these financial statements.
17

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 915,012
Dividends from unaffiliated issuers	32,124
Total Investment Income		$ 947,136
EXPENSES:
Management fees	$ 86,117
Administrative expenses	7,984
Distribution fees
Class ll	7,075
Custodian fees	179
Professional fees	81,426
Printing expense	15,876
Officers' and Trustees' fees	4,333
Miscellaneous	579
Total expenses		$ 203,569
Less fees waived and expenses reimbursed by the Adviser		(77,254)
Net expenses		$ 126,315
Net investment income		$ 820,821
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,022,106)
Futures contracts	(1,177)
Swap contracts	(226,620)	$(1,249,903)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 1,391,884
Investments in affiliated issuers	37,101
Futures contracts	65
Swap contracts	140,334	$ 1,569,384
Net realized and unrealized gain (loss) on investments		$ 319,481
Net increase in net assets resulting from operations		$ 1,140,302
18
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 820,821	$ 1,603,263
Net realized gain (loss) on investments	(1,249,903)	(838,222)
Change in net unrealized appreciation (depreciation) on investments	1,569,384	(4,671,907)
Net increase (decrease) in net assets resulting from operations	$ 1,140,302	$ (3,906,866)
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.21 and $0.42 per share, respectively)	$ (564,467)	$ (1,173,513)
Class ll ($0.20 and $0.39 per share, respectively)	(145,872)	(306,326)
Tax return of capital
Class l ($— and $0.01 per share, respectively)	$ —	$ (27,983)
Class ll ($— and $0.01 per share, respectively)	—	(7,304)
Total distributions to shareowners	$ (710,339)	$ (1,515,126)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 3,591,428	$ 9,581,426
Reinvestment of distributions	710,339	1,510,811
Cost of shares repurchased	(5,936,993)	(21,633,248)
Net decrease in net assets resulting from Portfolio share transactions	$ (1,635,226)	$ (10,541,011)
Net decrease in net assets	$ (1,205,263)	$(15,963,003)
NET ASSETS:
Beginning of period	$27,431,711	$ 43,394,714
End of period	$26,226,448	$ 27,431,711
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class l
Shares sold	122,385	$ 991,049	243,339	$ 2,048,796
Reinvestment of distributions	70,918	564,467	144,342	1,198,515
Less shares repurchased	(273,598)	(2,188,861)	(735,304)	(6,166,306)
Net decrease	(80,295)	$ (633,345)	(347,623)	$ (2,918,995)
Class ll
Shares sold	329,836	$ 2,600,379	922,020	$ 7,532,630
Reinvestment of distributions	18,561	145,872	38,033	312,296
Less shares repurchased	(477,791)	(3,748,132)	(1,783,458)	(15,466,942)
Net decrease	(129,394)	$(1,001,881)	(823,405)	$ (7,622,016)
The accompanying notes are an integral part of these financial statements.
19

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 7.86	$ 9.34	$ 9.29	$ 9.58	$ 8.79	$ 9.53
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.25	0.45	0.43	0.46	0.47	0.44
Net realized and unrealized gain (loss) on investments	0.09	(1.50)	0.10	(0.27)	0.78	(0.74)
Net increase (decrease) from investment operations	$ 0.34	$ (1.05)	$ 0.53	$ 0.19	$ 1.25	$ (0.30)
Distributions to shareowners:
Net investment income	(0.21)	(0.42)	(0.48)	(0.48)	(0.46)	(0.44)
Tax return of capital	—	(0.01)	—	—	—	—
Total distributions	$ (0.21)	$ (0.43)	$ (0.48)	$ (0.48)	$ (0.46)	$ (0.44)
Net increase (decrease) in net asset value	$ 0.13	$ (1.48)	$ 0.05	$ (0.29)	$ 0.79	$ (0.74)
Net asset value, end of period	$ 7.99	$ 7.86	$ 9.34	$ 9.29	$ 9.58	$ 8.79
Total return(b)	4.41%(c)	(11.43)%	5.82%	2.37%	14.44%	(3.30)%
Ratio of net expenses to average net assets	0.90%(d)	0.90%	0.90%	1.02%	1.03%	1.03%
Ratio of net investment income (loss) to average net assets	6.25%(d)	5.37%	4.60%	5.15%	5.03%	4.76%
Portfolio turnover rate	21%(c)	31%	99%	90%	66%	45%
Net assets, end of period (in thousands)	$20,756	$21,048	$28,234	$34,218	$35,652	$33,476
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.48%(d)	1.13%	1.12%	1.10%	1.07%	1.07%
Net investment income (loss) to average net assets	5.67%(d)	5.14%	4.38%	5.07%	4.99%	4.72%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
20
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 7.75	$ 9.21	$ 9.16	$ 9.47	$ 8.68	$ 9.45
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.23	0.42	0.40	0.42	0.44	0.41
Net realized and unrealized gain (loss) on investments	0.10	(1.48)	0.10	(0.28)	0.78	(0.77)
Net increase (decrease) from investment operations	$ 0.33	$ (1.06)	$ 0.50	$ 0.14	$ 1.22	$ (0.36)
Distributions to shareowners:
Net investment income	(0.20)	(0.39)	(0.45)	(0.45)	(0.43)	(0.41)
Tax return of capital	—	(0.01)	—	—	—	—
Total distributions	$ (0.20)	$ (0.40)	$ (0.45)	$ (0.45)	$ (0.43)	$ (0.41)
Net increase (decrease) in net asset value	$ 0.13	$ (1.46)	$ 0.05	$ (0.31)	$ 0.79	$ (0.77)
Net asset value, end of period	$ 7.88	$ 7.75	$ 9.21	$ 9.16	$ 9.47	$ 8.68
Total return(b)	4.31%(c)	(11.66)%	5.56%	1.87%	14.28%	(3.94)%
Ratio of net expenses to average net assets	1.15%(d)	1.15%	1.15%	1.26%	1.28%	1.28%
Ratio of net investment income (loss) to average net assets	5.98%(d)	5.06%	4.29%	4.81%	4.79%	4.50%
Portfolio turnover rate	21%(c)	31%	99%	90%	66%	45%
Net assets, end of period (in thousands)	$5,470	$ 6,384	$15,161	$8,125	$11,642	$8,085
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.73%(d)	1.38%	1.37%	1.33%	1.32%	1.32%
Net investment income (loss) to average net assets	5.40%(d)	4.83%	4.07%	4.74%	4.74%	4.45%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
21

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer High Yield VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt
22

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
23

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$1,479,839
Tax return of capital	35,287
Total	$1,515,126
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

2022
Distributable earnings/(losses):
Capital loss carryforward	$ (1,386,228)
Other book/tax temporary differences	(3,844)
Net unrealized depreciation	(4,163,877)
Qualified late year loss deferral	(44,156)
Total	$(5,598,105)
The difference between book basis and tax basis unrealized depreciation is attributable to the taxable interest on defaulted securities and the mark to market of swaps.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Portfolio invests at least 80% of its total assets in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
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The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Portfolio's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Portfolio's performance.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at June 30, 2023 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
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Notes to Financial Statements 6/30/23 (unaudited) (continued)
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2023 is listed in the Schedule of Investments.
I.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended June 30, 2023 was $35,977. There were no open futures contracts at June 30, 2023.
J.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
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As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection open during the six months ended June 30, 2023 was $2,976,667. Open credit default swap contracts at June 30, 2023 are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the six months ended June 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2023, the Adviser waived $4,556 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I shares and Class II shares respectively. These expense limitation are in effect through May 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2023, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Portfolio paid $4,333 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $178 and a payable for administrative expenses of $251, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
6.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Swap contracts at value	$ —	$58,837	$ —	$ —	$ —
Total Value	$—	$58,837	$—	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (1,177)	$ —	$ —	$ —	$ —
Swap contracts	—	(226,620)	—	—	—
Total Value	$(1,177)	$(226,620)	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ 65	$ —	$ —	$ —	$ —
Swap contracts	—	140,334	—	—	—
Total Value	$ 65	$ 140,334	$—	$—	$—
7.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of June 30, 2023, the Portfolio had no unfunded loan commitments outstanding.
8.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2023, the value of the Portfolio’s investment in afﬁliated issuers was $547,072, which represents 2.1% of the Portfolio’s net assets.
Transactions in afﬁliated issuers by the Portfolio for the six months ended June 30, 2023 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2022	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at June 30, 2023	Value at June 30, 2023
Pioneer ILS Interval Fund	$509,971	$—	$37,101	$—	$—	$—	62,882	$547,072
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
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Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
32

Pioneer Variable Contracts Trust
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Bank of New York Mellon Corporation
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

33

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19622-17-0823

Pioneer Variable Contracts Trust
Pioneer Mid Cap Value

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2023
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Mid Cap Value VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/23
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	State Street Corp.	3.34%
2.	Zimmer Biomet Holdings, Inc.	3.17
3.	Ingersoll Rand, Inc.	2.64
4.	Coterra Energy, Inc.	2.59
5.	Public Service Enterprise Group, Inc.	2.39

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 06/30/23
Prices and Distributions
Net Asset Value per Share	6/30/23	12/31/22
Class l	$10.47	$11.47
Class ll	$10.34	$11.32

Distributions per Share (1/1/23 - 6/30/23)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.2323	$—	$1.3496
Class ll	$0.2005	$—	$1.3496

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2023)
	Class l	Class ll	Russell Midcap Value Index
10 Years	8.53%	8.27%	9.03%
5 Years	7.41%	7.16%	6.84%
1 Year	15.94%	15.72%	10.50%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,051.30	$1,050.90
Expenses Paid During Period*	$ 4.12	$ 5.39

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.81% and 1.06% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,020.78	$1,019.54
Expenses Paid During Period*	$ 4.06	$ 5.31

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.81% and 1.06% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
3

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Timothy Stanish discusses the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2023. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with John Arege, a vice president and portfolio manager at Amundi US.
Q:	How did the Portfolio perform during the six-month period ended June 30, 2023?
A:	Pioneer Mid Cap Value VCT Portfolio’s Class I shares returned 5.13% at net asset value during the six-month period ended June 30, 2023, and Class II shares returned 5.09%, while the Portfolio’s benchmark, the Russell Midcap Value Index (the Russell Index), returned 5.23%.
Q:	How would you describe the investment environment for equities during the six-month period ended June 30, 2023?
A:	The US equity market generally posted modest gains for the period, as investors became more optimistic about the prospects for the stock market, despite ongoing macroeconomic and geopolitical concerns. Persistently high inflation prompted further interest-rate increases from the US Federal Reserve (Fed), but strong consumer sentiment has, thus far, kept the economy from falling into a recession. Trade-related tensions between the US and China and the ongoing war in Ukraine threatened global economic growth, and the failure of multiple US banks during the spring of 2023 raised fears about the strength of the financial system. Despite the volatile environment, however, investors were encouraged by expectations that the Fed was nearing the end of its monetary policy tightening cycle.
Among US stocks, mid-cap stocks underperformed large-cap stocks by a significant margin during the six-month period. However, mid-cap stocks notably outperformed small-cap stocks, as investors remained less comfortable with taking on the higher risks associated with investing in smaller companies. After a period of outperformance in 2022, value stocks generally underperformed growth stocks during the period, as investors rotated back into growth stocks, on the view that interest rates were nearing a peak.
Within the Portfolio's benchmark, the Russell Index, the industrials sector was the strongest performer during the period, led higher by sharp rebounds in airline stocks, which rallied on a return to pre-pandemic levels of travel. The consumer discretionary and information technology sectors also performed well, reflecting greater optimism about economic growth among market participants. Conversely, the financials sector had the weakest relative performance within the benchmark, with the energy and utilities sectors also faring poorly as investors shifted their focus back toward more growth-sensitive areas of the stock market.
Q:	How did you position the Portfolio during the six-month period ended June 30, 2023, and how did the positioning affect performance relative to the benchmark?
A:	We maintained the Portfolio's overweight positions versus the benchmark in cyclical stocks within the consumer discretionary, energy, and financials sectors. While multiple sources of market risk remain, we believed that

4

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

strong corporate profits for what we view as undervalued companies in those sectors could lead to outperformance, particularly as the global economy continues to recover toward pre-pandemic levels.
By contrast, we maintained significant underweight exposures in the Portfolio to the real estate, utilities, materials, industrials, and health care sectors, on the view that rising interest rates could slow business growth even as inflation weighs on demand within those sectors.
Stock selection results in the energy and consumer staples sectors contributed most significantly to positive relative performance for the Portfolio over the six-month period. Stock selection among information technology stocks also aided the Portfolio's relative returns, as did an overweight allocation to the consumer discretionary sector.
Conversely, stock selection results within the financials and industrials sectors detracted the most from relative performance. The Portfolio's overweight allocations to financials and energy stocks also weighed on relative returns during the six-month period.
Q:	Which investments led positive contributions to the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2023?
A:	The largest positive contributors to relative performance among individual stocks included Portfolio positions in brewer Molson Coors Beverage, automated test equipment provider National Instruments, and homebuilder Lennar. Molson Coors successfully implemented price increases to counter inflationary pressures, helping to support its revenue and produce sharp earnings growth. The brewing company's sales also got a boost from significant numbers of customers switching away from a rival beer to Molson's popular Coors Light and Miller Lite brands.
Shares of National Instruments rose during the period as the company's work to revive its revenue growth and profits led to its receiving a takeover offer in the first quarter of 2023. The company's shareholders approved the deal late in the period.
Lennar has benefited from strong demand for housing despite rising mortgage rates, as notably resilient revenue growth has resulted in higher earnings. Investors' sentiment with respect to the stock also improved due to the more modest scope of interest-rate increases by the Fed as the period progressed, as well as from the anticipated positive effect on the housing market when the Fed ultimately unwinds its tightening of monetary policy.
Q:	Which holdings detracted most significantly from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2023?
A:	Notable holdings that underperformed and detracted from the Portfolio's relative returns during the six-month period included banking institutions Citizens Financial Group, Truist Financial, and Regions Financial. Five of the top nine detractors from relative performance for the six-month period came from within the financials sector.
Citizens, Truist, and Regions all underperformed as regional banks in general faced investor concerns following the aforementioned failures of multiple financial institutions. The emergence of better-yielding options for cash
5

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23 (continued)
investments led to fears among investors that declining deposit levels across the industry could lead to a liquidity crisis. Also, the steep rise in interest rates seen over the course of 2022 and into 2023 has led to unrealized losses in some banks' bond portfolios, creating a vulnerability in light of the potential need to liquidate assets to pay depositors.
In our view, the quality of the deposit franchises at the banks whose shares we hold in the Portfolio has remained solid. In addition, even if regulators choose to raise capital requirements in seeking to fend off further bank failures, we believe each of those banks could be well positioned to meet the new levels. We believe all three banks are undervalued, and so we have retained the positions within the Portfolio.
Q:	Did the Portfolio invest in any derivative securities during the six-month period ended June 30, 2023?
A:	No, the Portfolio did not invest in any derivatives during the six-month period.
Q:	What is your investment outlook and how have you positioned the Portfolio entering the second half of its fiscal year?
A:	We have maintained a somewhat cautious positioning within the Portfolio, based on our view that the recent rebound in US equities may simply be a bear market rally driven by more speculative areas of the market, and by the recent resurgence of mega-cap technology stocks. We expect earnings to drive the direction of the market, whether up or down, and believe that earnings estimates for the coming six to 12 months are on the optimistic side.
Most economic indicators have continued to point to much slower growth over the next several quarters. The interest-rate increases previously implemented by the Fed are just starting to affect the real economy. While we believe that inflation has likely peaked and will continue to decline from here, we think profit-margin contraction could hurt corporate earnings. In addition, persistent labor market strength may lead the Fed to keep interest rates at elevated levels for an extended period in order to prevent inflation from rebounding and becoming entrenched in the economy. A mild recession is more likely, in our view, than a "soft landing," in which economic growth slows but remains positive as inflation is brought under control. Should the market more adequately discount a potential recession, we anticipate becoming more constructive with regard to the Portfolio's positioning, as the market might subsequently look forward to an earnings recovery in 2024.
Against this backdrop, we have maintained the Portfolio's overweight positions relative to the benchmark in the financials, energy, and consumer discretionary sectors. Although we have remained cautious due to the anticipated impact of higher interest rates, the war in Ukraine, and persistent inflation driven by the services sectors, we still see value among companies within those areas of the market. In our view, the favorable themes of post-pandemic reopening and strong corporate profits could lead to solid share-price performance for the intrinsically undervalued stocks in those sectors. The Portfolio's energy holdings, in particular, include companies with minimal reliance on the price of oil for future performance. We remain impressed with the capital discipline on display among energy companies, and believe that discipline may lead to long-term value creation in the sector.
6

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
By contrast, we have continued to reduce the Portfolio's exposure to the more cyclical, lower-quality areas of the market, such as cruise line operators and airlines. We see ongoing structural headwinds for companies in those industries, and believe they have the potential to become classic "value traps" that are inexpensive for good reasons. Airline stocks have already discounted a recovery to pre-pandemic levels of passenger traffic, but persistently high fuel prices have been creating broader cost pressures within the industry. We believe that it will take time for business travel activity to fully recover to pre-pandemic levels. Therefore, we expect to remain on the sidelines with respect to airlines until we have more confidence that valuations in the industry are appropriately discounting the risks involved with investing in those stocks.
In managing the Portfolio, we have retained a broad commitment to investing in companies that have been highly profitable and have strong balance sheets as well as sustainable business models. We seek to hold shares of companies capable of surviving recessions and emerging with the financial firepower to invest and thrive during the subsequent recovery. We continue to believe that the Portfolio's strategy is well-suited to the economic and market conditions that we feel are likely to prevail for the remainder of the fiscal year, and beyond.
Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

7

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited)
Shares		Value
UNAFFILIATED ISSUERS — 99.9%
Common Stocks — 98.7% of Net Assets
Automobile Components — 2.0%
14,489	Lear Corp.	$ 2,079,896
	Total Automobile Components	$ 2,079,896
Banks — 8.2%
84,361	Citizens Financial Group, Inc.	$ 2,200,135
15,309	M&T Bank Corp.	1,894,642
129,810	Regions Financial Corp.	2,313,214
76,159	Truist Financial Corp.	2,311,426
	Total Banks	$ 8,719,417
Beverages — 1.4%
22,837	Molson Coors Beverage Co., Class B	$ 1,503,588
	Total Beverages	$ 1,503,588
Broadline Retail — 2.0%
47,182	eBay, Inc.	$ 2,108,564
	Total Broadline Retail	$ 2,108,564
Building Products — 1.7%
9,411	Trane Technologies Plc	$ 1,799,948
	Total Building Products	$ 1,799,948
Capital Markets — 5.1%
18,929	Raymond James Financial, Inc.	$ 1,964,262
47,781	State Street Corp.	3,496,614
	Total Capital Markets	$ 5,460,876
Chemicals — 2.9%
42,314	Dow, Inc.	$ 2,253,644
9,110	LyondellBasell Industries NV, Class A	836,571
	Total Chemicals	$ 3,090,215
Commercial Services & Supplies — 1.3%
20,528	Brink's Co.	$ 1,392,414
	Total Commercial Services & Supplies	$ 1,392,414
Communications Equipment — 1.9%
6,671	Motorola Solutions, Inc.	$ 1,956,471
	Total Communications Equipment	$ 1,956,471
Consumer Finance — 1.9%
17,452	Discover Financial Services	$ 2,039,266
	Total Consumer Finance	$ 2,039,266
Containers & Packaging — 1.1%
49,789	Graphic Packaging Holding Co.	$ 1,196,430
	Total Containers & Packaging	$ 1,196,430
Electric Utilities — 2.2%
57,339	Exelon Corp.	$ 2,335,991
	Total Electric Utilities	$ 2,335,991
8
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Electrical Equipment — 3.9%
9,527	Eaton Corp. Plc	$ 1,915,880
24,816	Emerson Electric Co.	2,243,118
	Total Electrical Equipment	$ 4,158,998
Electronic Equipment, Instruments & Components — 2.0%
7,318	CDW Corp.	$ 1,342,853
13,088	National Instruments Corp.	751,251
	Total Electronic Equipment, Instruments & Components	$ 2,094,104
Energy Equipment & Services — 0.6%
34,892(a)	TechnipFMC Plc	$ 579,905
	Total Energy Equipment & Services	$ 579,905
Entertainment — 1.2%
101,880(a)	Warner Bros Discovery, Inc.	$ 1,277,575
	Total Entertainment	$ 1,277,575
Food Products — 1.5%
26,122(a)	Hostess Brands, Inc.	$ 661,409
17,966	Tyson Foods, Inc., Class A	916,985
	Total Food Products	$ 1,578,394
Ground Transportation — 1.2%
7,221	JB Hunt Transport Services, Inc.	$ 1,307,218
	Total Ground Transportation	$ 1,307,218
Health Care Equipment & Supplies — 4.7%
42,238	Dentsply Sirona, Inc.	$ 1,690,365
22,802	Zimmer Biomet Holdings, Inc.	3,319,971
	Total Health Care Equipment & Supplies	$ 5,010,336
Health Care Providers & Services — 1.2%
13,396	Cardinal Health, Inc.	$ 1,266,860
	Total Health Care Providers & Services	$ 1,266,860
Health Care REITs — 0.6%
31,741	Healthpeak Properties, Inc.	$ 637,994
	Total Health Care REITs	$ 637,994
Hotel & Resort REITs — 0.8%
50,929	Host Hotels & Resorts, Inc.	$ 857,135
	Total Hotel & Resort REITs	$ 857,135
Hotels, Restaurants & Leisure — 3.3%
17,142(a)	Expedia Group, Inc.	$ 1,875,163
11,138	Hilton Worldwide Holdings, Inc.	1,621,136
	Total Hotels, Restaurants & Leisure	$ 3,496,299
Household Durables — 2.8%
14,265	Lennar Corp., Class A	$ 1,787,547
11,688(a)	Mohawk Industries, Inc.	1,205,734
	Total Household Durables	$ 2,993,281
Industrial REITs — 0.9%
18,833	First Industrial Realty Trust, Inc.	$ 991,369
	Total Industrial REITs	$ 991,369
The accompanying notes are an integral part of these financial statements.
9

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Shares		Value
Insurance — 4.7%
23,242	Aflac, Inc.	$ 1,622,292
18,551	American International Group, Inc.	1,067,425
25,801(a)	Brighthouse Financial, Inc.	1,221,677
41,043	Old Republic International Corp.	1,033,052
	Total Insurance	$ 4,944,446
Machinery — 6.4%
12,439	AGCO Corp.	$ 1,634,733
42,379	Ingersoll Rand, Inc.	2,769,891
14,172	PACCAR, Inc.	1,185,488
12,921	Stanley Black & Decker, Inc.	1,210,827
	Total Machinery	$ 6,800,939
Media — 2.0%
63,075	Fox Corp., Class A	$ 2,144,550
	Total Media	$ 2,144,550
Metals & Mining — 2.2%
34,126	Alcoa Corp.	$ 1,157,895
4,475	Reliance Steel & Aluminum Co.	1,215,365
	Total Metals & Mining	$ 2,373,260
Multi-Utilities — 4.3%
69,931	CenterPoint Energy, Inc.	$ 2,038,489
39,977	Public Service Enterprise Group, Inc.	2,502,960
	Total Multi-Utilities	$ 4,541,449
Oil, Gas & Consumable Fuels — 7.9%
48,384	APA Corp.	$ 1,653,281
14,073	Chord Energy Corp.	2,164,427
107,318	Coterra Energy, Inc.	2,715,146
62,603	Range Resources Corp.	1,840,528
	Total Oil, Gas & Consumable Fuels	$ 8,373,382
Personal Care Products — 0.1%
2,893(a)	Kenvue, Inc.	$ 76,433
	Total Personal Care Products	$ 76,433
Pharmaceuticals — 1.1%
55,633	Organon & Co.	$ 1,157,723
	Total Pharmaceuticals	$ 1,157,723
Residential REITs — 1.5%
8,528	AvalonBay Communities, Inc.	$ 1,614,094
	Total Residential REITs	$ 1,614,094
Retail REITs — 1.0%
55,723	Kimco Realty Corp.	$ 1,098,857
	Total Retail REITs	$ 1,098,857
Semiconductors & Semiconductor Equipment — 1.8%
17,582	MKS Instruments, Inc.	$ 1,900,614
	Total Semiconductors & Semiconductor Equipment	$ 1,900,614
10
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Specialized REITs — 2.6%
8,651	Extra Space Storage, Inc.	$ 1,287,701
29,651	Gaming and Leisure Properties, Inc.	1,436,888
	Total Specialized REITs	$ 2,724,589
Specialty Retail — 1.1%
10,029	Ross Stores, Inc.	$ 1,124,552
	Total Specialty Retail	$ 1,124,552
Technology Hardware, Storage & Peripherals — 2.2%
138,699	Hewlett Packard Enterprise Co.	$ 2,330,143
	Total Technology Hardware, Storage & Peripherals	$ 2,330,143
Textiles, Apparel & Luxury Goods — 1.1%
9,803	Ralph Lauren Corp.	$ 1,208,710
	Total Textiles, Apparel & Luxury Goods	$ 1,208,710
Trading Companies & Distributors — 2.3%
38,536(a)	AerCap Holdings NV	$ 2,447,807
	Total Trading Companies & Distributors	$ 2,447,807
	Total Common Stocks (Cost $91,763,956)	$104,794,092

SHORT TERM INVESTMENTS — 1.2% of Net Assets
Open-End Fund — 1.2%
1,341,539(b)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 1,341,539
$ 1,341,539
	TOTAL SHORT TERM INVESTMENTS (Cost $1,341,539)	$ 1,341,539
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9% (Cost $93,105,495)	$106,135,631
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 64,159
	net assets — 100.0%	$106,199,790

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023, aggregated $29,546,520 and $32,594,153, respectively.
At June 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $93,546,436 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,279,532
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,690,337)
Net unrealized appreciation	$12,589,195
The accompanying notes are an integral part of these financial statements.
11

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$104,794,092	$ —	$ —	$104,794,092
Open-End Fund	1,341,539	—	—	1,341,539
Total Investments in Securities	$106,135,631	$—	$—	$106,135,631
During the period ended June 30, 2023, there were no transfers in or out of Level 3.
12
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $93,105,495)	$106,135,631
Receivables —
Investment securities sold	941,846
Portfolio shares sold	3,290
Dividends	144,862
Interest	5,662
Other assets	153
Total assets	$107,231,444
LIABILITIES:
Payables —
Investment securities purchased	$959,134
Portfolio shares repurchased	18,403
Trustees' fees	242
Management fees	5,612
Administrative expenses	3,532
Distribution fees	1,489
Accrued expenses	43,242
Total liabilities	$ 1,031,654
NET ASSETS:
Paid-in capital	$88,899,276
Distributable earnings	17,300,514
Net assets	$106,199,790
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $32,941,220/3,144,834 shares)	$ 10.47
Class ll (based on $73,258,570/7,086,720 shares)	$ 10.34
The accompanying notes are an integral part of these financial statements.
13

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$1,553,933
Interest from unaffiliated issuers	5,580
Total Investment Income		$1,559,513
EXPENSES:
Management fees	$ 341,003
Administrative expenses	19,171
Distribution fees
Class ll	90,089
Custodian fees	366
Professional fees	29,648
Printing expense	14,942
Officers' and Trustees' fees	4,353
Miscellaneous	15,505
Total expenses		$ 515,077
Net investment income		$ 1,044,436
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$3,667,793
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 469,500
Other assets and liabilities denominated in foreign currencies	4	$ 469,504
Net realized and unrealized gain (loss) on investments		$4,137,297
Net increase in net assets resulting from operations		$5,181,733
14
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 1,044,436	$ 1,867,128
Net realized gain (loss) on investments	3,667,793	11,645,809
Change in net unrealized appreciation (depreciation) on investments	469,504	(21,067,107)
Net increase (decrease) in net assets resulting from operations	$ 5,181,733	$ (7,554,170)
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($1.58 and $9.20 per share, respectively)	$ (4,348,003)	$ (14,720,475)
Class ll ($1.55 and $9.05 per share, respectively)	(9,583,586)	(33,173,156)
Total distributions to shareowners	$ (13,931,589)	$ (47,893,631)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 5,353,775	$ 10,673,559
Reinvestment of distributions	13,931,589	47,893,631
Cost of shares repurchased	(10,374,182)	(26,124,584)
Net increase in net assets resulting from Portfolio share transactions	$ 8,911,182	$ 32,442,606
Net increase (decrease) in net assets	$ 161,326	$ (23,005,195)
NET ASSETS:
Beginning of period	$106,038,464	$129,043,659
End of period	$106,199,790	$ 106,038,464
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class l
Shares sold	76,155	$ 880,991	80,858	$ 1,253,027
Reinvestment of distributions	416,875	4,348,003	1,437,546	14,720,475
Less shares repurchased	(270,026)	(3,090,810)	(258,792)	(3,944,018)
Net increase	223,004	$ 2,138,184	1,259,612	$ 12,029,484
Class ll
Shares sold	381,237	$ 4,472,784	527,640	$ 9,420,532
Reinvestment of distributions	930,445	9,583,586	3,277,980	33,173,156
Less shares repurchased	(629,874)	(7,283,372)	(1,382,095)	(22,180,566)
Net increase	681,808	$ 6,772,998	2,423,525	$ 20,413,122
The accompanying notes are an integral part of these financial statements.
15

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 11.47	$ 23.08	$ 17.97	$ 18.46	$ 15.53	$ 21.11
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.12	0.27	0.21	0.17	0.20	0.23
Net realized and unrealized gain (loss) on investments	0.46	(2.68)	5.10	0.07	4.11	(4.01)
Net increase (decrease) from investment operations	$ 0.58	$ (2.41)	$ 5.31	$ 0.24	$ 4.31	$ (3.78)
Distributions to shareowners:
Net investment income	(0.23)	(0.45)	(0.20)	(0.20)	(0.24)	(0.14)
Net realized gain	(1.35)	(8.75)	—	(0.53)	(1.14)	(1.66)
Total distributions	$ (1.58)	$ (9.20)	$ (0.20)	$ (0.73)	$ (1.38)	$ (1.80)
Net increase (decrease) in net asset value	$ (1.00)	$ (11.61)	$ 5.11	$ (0.49)	$ 2.93	$ (5.58)
Net asset value, end of period	$ 10.47	$ 11.47	$ 23.08	$ 17.97	$ 18.46	$ 15.53
Total return(b)	5.13%(c)	(5.64)%(d)	29.67%	2.14%	28.44%	(19.34)%
Ratio of net expenses to average net assets	0.81%(e)	0.78%	0.75%	0.74%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets	2.17%(e)	1.83%	1.01%	1.10%	1.14%	1.19%
Portfolio turnover rate	28%(c)	66%	60%	88%	93%	81%
Net assets, end of period (in thousands)	$32,941	$33,516	$38,358	$32,989	$37,384	$33,506

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2022, the total return would have been (5.72)%.
(e)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
16
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 11.32	$ 22.78	$ 17.74	$ 18.23	$ 15.35	$ 20.87
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.11	0.23	0.14	0.13	0.15	0.18
Net realized and unrealized gain (loss) on investments	0.46	(2.64)	5.06	0.06	4.06	(3.95)
Net increase (decrease) from investment operations	$ 0.57	$ (2.41)	$ 5.20	$ 0.19	$ 4.21	$ (3.77)
Distributions to shareowners:
Net investment income	(0.20)	(0.30)	(0.16)	(0.15)	(0.19)	(0.09)
Net realized gain	(1.35)	(8.75)	—	(0.53)	(1.14)	(1.66)
Total distributions	$ (1.55)	$ (9.05)	$ (0.16)	$ (0.68)	$ (1.33)	$ (1.75)
Net increase (decrease) in net asset value	$ (0.98)	$ (11.46)	$ 5.04	$ (0.49)	$ 2.88	$ (5.52)
Net asset value, end of period	$ 10.34	$ 11.32	$ 22.78	$ 17.74	$ 18.23	$ 15.35
Total return(b)	5.09%(c)	(5.88)%(d)	29.37%	1.87%	28.08%	(19.49)%
Ratio of net expenses to average net assets	1.06%(e)	1.03%	0.98%	0.99%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	1.91%(e)	1.56%	0.69%	0.85%	0.89%	0.95%
Portfolio turnover rate	28%(c)	66%	60%	88%	93%	81%
Net assets, end of period (in thousands)	$73,259	$72,523	$90,686	$249,969	$247,058	$223,863

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2022, the total return would have been (5.97)%.
(e)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
17

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
18

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return
19

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$17,850,764
Long-term capital gains	30,042,867
Total	$47,893,631
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,877,459
Undistributed long-term capital gains	12,053,216
Net unrealized appreciation	12,119,695
Total	$ 26,050,370
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee
20

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as
21

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2023, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Portfolio paid $4,353 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $242 and a payable for administrative expenses of $3,532, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
22

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
23

Pioneer Variable Contracts Trust
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Bank of New York Mellon Corporation
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

24

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19609-17-0823

Pioneer Variable Contracts Trust
Pioneer Fund

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2023
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Fund VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/23
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	Apple, Inc.	7.02%
2.	Microsoft Corp.	6.75
3.	Martin Marietta Materials, Inc.	4.84
4.	NVIDIA Corp.	4.80
5.	Alphabet, Inc.	4.37

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 06/30/23
Prices and Distributions
Net Asset Value per Share	6/30/23	12/31/22
Class l	$14.18	$13.05
Class ll	$14.34	$13.19

Distributions per Share (1/1/23 - 6/30/23)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.0500	$—	$0.5987
Class ll	$0.0300	$—	$0.5987

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor’s 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Standard & Poor’s 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2023)
	Class l	Class ll	S&P 500 Index
10 Years	12.57%	12.28%	12.86%
5 Years	13.07%	12.79%	12.31%
1 Year	14.33%	14.09%	19.59%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,136.40	$1,134.90
Expenses Paid During Period*	$ 4.29	$ 5.61

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.81% and 1.06% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,020.78	$1,019.54
Expenses Paid During Period*	$ 4.06	$ 5.31

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.81% and 1.06% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following discussion, Jeff Kripke discusses the market environment during the six-month period ended June 30, 2023, and Pioneer Fund VCT Portfolio’s performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with James Yu, a vice president and a portfolio manager at Amundi US, Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US, and a portfolio manager at Amundi US, and John Carey*, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi US.
Q:	How did the Portfolio perform during the six-month period ended June 30, 2023?
A:	Pioneer Fund VCT Portfolio’s Class I shares returned 13.64% at net asset value during the six-month period ended June 30, 2023, and Class II shares returned 13.49%, while the Portfolio’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned 16.89%.
Q:	How would you describe the investment environment for equities during the six-month period ended June 30, 2023?
A:	The US stock market, as measured the Portfolio's benchmark, the S&P 500, rose by 16.89% during the first half of the year. Stocks posted robust returns as hopes that the US Federal Reserve (Fed) could be nearing the end of its long series of interest-rate increases helped the market overcome potential headwinds, such as lower corporate earnings, turmoil in the banking sector, and worries about the possibility of a recession. The prospect of an improved interest-rate environment led to substantial outperformance for growth stocks versus value stocks over the six-month period, with returns of 29.02% and 5.12%, respectively, for the Russell 1000 Growth Index and Russell 1000 Value Index. The rally in the growth segment was led by a relatively narrow group of mega-cap technology-related stocks, including those that benefited from increased optimism surrounding the evolution of artificial intelligence (AI).
Q:	Which of your investment decisions either contributed positively to, or detracted from, the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2023?
A:	The Portfolio’s underperformance relative to the S&P 500 was driven almost entirely by holdings in the banking sector, and, to a lesser degree, underweight positions in several mega-cap technology stocks that outperformed.
Bank stocks lagged due to the failures of multiple US regional banks and the collapse of 167-year-old Swiss financial institution Credit Suisse. Perceived liquidity issues among regional banks in general, which were largely a result of higher interest rates, also weighed on the sector’s performance and led to sizable downturns for the Portfolio’s holdings in Truist Financial and Citizens Financial. We maintained the positions, however, as we think both are high-quality banks with reasonable valuations, and are not exposed to the same problems that plagued the failed banks. Truist and Citizens, due to their large sizes and their status as systemically important banks in the US, have already experienced significant stress testing. In addition, we believe both
*	Note to shareowners: John A. Carey will retire from portfolio management effective in May 2024. He remains a member of the Portfolio's current management team.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

have adequate capital reserves, ample liquidity, and robust risk-management platforms. Those regional banks also have diverse deposit bases that consist primarily of traditional retail and small- to medium-sized business deposits that, in our view, are not as "at risk" as the deposit bases of some other banks.
An underweight position in Tesla, which cost the Portfolio more than a percentage point of relative performance, was another key detractor. The stock price rose by well over 100% during the six-month period, and its large benchmark weighting meant that this strong showing provided a meaningful boost to the S&P 500's return. We continue to believe Tesla's stock has an unfavorable risk-reward profile due to its elevated valuation. Along this same line, an underweight Portfolio position in Meta Platforms (formerly Facebook) was another key detractor from relative returns during a time of substantial outperformance for mega-cap tech stocks. Other key detractors from the Portfolio's relative performance included positions in EOG Resources, an energy producer that underperformed due to weakness in natural gas prices, and International Flavors and Fragrances, which reported weaker-than expected results.
On the positive side, the Portfolio’s positioning within the information technology sector aided relative results, thanks to both solid security selection and an overweight allocation to the sector versus the benchmark. A position in semiconductor stock NVIDIA, whose chips are critical components of AI technologies, was a top performer for the Portfolio during the period, as were positions in Advanced Micro Devices, Lam Research, and KLA. We have maintained conviction in semiconductor companies for some time, given their connection to AI and the potential tailwind from the re-shoring of semiconductor manufacturing to the United States and Europe. While we have maintained a Portfolio overweight to the industry, we have trimmed the positions, somewhat, as strong performance has led to a sizable expansion of those stocks' valuations.
Stock selection within the health care sector was a further positive contributor to relative returns, led by a Portfolio position in the pharmaceutical giant Eli Lilly. The stock surged and strongly outpaced the negative overall return for the health care sector as a whole, based on mounting expectations for the sales potential of its weight-loss drug Mounjaro. Selection results within the materials sector also aided the Portfolio's relative performance, led by a position in aggregates and building-materials supplier Martin Marietta Materials. The shares rallied during the period, due in part to the “Build Back Better” plan, which requires American materials to be used in the proposed infrastructure projects needed for a transition to green energy.
Q:	Did the Portfolio have any exposure to derivative securities during the six-month period ended June 30, 2023?
A:	No, the Portfolio had no exposure to derivatives during the period.
Q:	Could you discuss the Portfolio’s commitment to ESG investing?
A:	We consider environmental, social, and corporate governance (ESG) factors in our fundamental research and investment selection processes. We believe this information helps us gain a more complete understanding of a company and its business. We have historically followed ESG criteria in managing the
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 6/30/23 (continued)
A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, ﬁnancial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inﬂation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.
Portfolio. However, ESG investment criteria were formally incorporated into the Portfolio’s prospectus on July 1, 2018. The Portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses. We also consider pertinent ESG information, including ESG ratings, in seeking to avoid investing in companies perceived to have the most ESG-related risk.
Q:	What is your outlook as the Portfolio enters the second half of its fiscal year?
A:	We believe we have been finding value in the more cyclical areas of the market, such as materials, banks, and semiconductors. The Portfolio's modest cyclical tilt is the result of our valuation discipline, which favors investing in stocks of companies with what we believe are attractive profiles of upside potential to downside risk. With that in mind, we still think maintaining a balanced exposure among cyclicals, reasonably priced growth companies, and some defensive stocks is appropriate in the current environment. By comparison, we seek to avoid stocks of hyper-growth, unprofitable companies that may be vulnerable to valuation compression if interest rates continue to rise. We also think low-quality, distressed value stocks, especially those of companies with excessive debt loads, may underperform.
As of the end of June, the Portfolio’s largest overweights versus the S&P 500 were to the materials, information technology, and financials sectors. In financials, we currently favor regional banks that we feel could be well positioned to gain market share from smaller competitors. In information technology and materials (as well as across other sectors), we have positioned the Portfolio to potentially benefit from the trends of AI, electrification, and renewable energy, although we have reduced the size of some semiconductor holdings after a period of share-price strength. The consumer staples, consumer discretionary, and health care sectors are among the Portfolio's notable underweights versus the S&P 500. Finally, we have continued to avoid investing in real estate and utilities stocks, which have tended to be interest-rate sensitive.
Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited)
Shares		Value
UNAFFILIATED ISSUERS — 100.4%
Common Stocks — 99.2% of Net Assets
Air Freight & Logistics — 0.5%
3,548	United Parcel Service, Inc., Class B	$ 635,979
	Total Air Freight & Logistics	$ 635,979
Banks — 7.2%
158,936	Citizens Financial Group, Inc.	$ 4,145,051
155,577	Truist Financial Corp.	4,721,762
	Total Banks	$ 8,866,813
Biotechnology — 3.2%
2,313(a)	Regeneron Pharmaceuticals, Inc.	$ 1,661,983
6,303(a)	Vertex Pharmaceuticals, Inc.	2,218,089
	Total Biotechnology	$ 3,880,072
Broadline Retail — 3.0%
27,864(a)	Amazon.com, Inc.	$ 3,632,351
	Total Broadline Retail	$ 3,632,351
Capital Markets — 4.6%
19,982	CME Group, Inc.	$ 3,702,465
4,223	MSCI, Inc.	1,981,811
	Total Capital Markets	$ 5,684,276
Communications Equipment — 1.1%
8,139(a)	Arista Networks, Inc.	$ 1,319,006
	Total Communications Equipment	$ 1,319,006
Construction Materials — 5.2%
12,729	Martin Marietta Materials, Inc.	$ 5,876,852
2,428	Vulcan Materials Co.	547,368
	Total Construction Materials	$ 6,424,220
Consumer Staples Distribution & Retail — 4.5%
32,190(a)	BJ's Wholesale Club Holdings, Inc.	$ 2,028,292
6,413	Costco Wholesale Corp.	3,452,631
	Total Consumer Staples Distribution & Retail	$ 5,480,923
Electrical Equipment — 2.1%
7,773	Rockwell Automation, Inc.	$ 2,560,815
	Total Electrical Equipment	$ 2,560,815
Entertainment — 4.5%
23,810	Electronic Arts, Inc.	$ 3,088,157
27,362(a)	Live Nation Entertainment, Inc.	2,492,952
	Total Entertainment	$ 5,581,109
Financial Services — 2.2%
7,526	Jack Henry & Associates, Inc.	$ 1,259,326
5,913	Visa, Inc., Class A	1,404,219
	Total Financial Services	$ 2,663,545
Ground Transportation — 0.9%
5,406	Union Pacific Corp.	$ 1,106,176
	Total Ground Transportation	$ 1,106,176
The accompanying notes are an integral part of these financial statements.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Shares		Value
Hotels, Restaurants & Leisure — 1.5%
27,699(a)	Planet Fitness, Inc., Class A	$ 1,868,020
	Total Hotels, Restaurants & Leisure	$ 1,868,020
Interactive Media & Services — 4.3%
44,371(a)	Alphabet, Inc., Class A	$ 5,311,209
	Total Interactive Media & Services	$ 5,311,209
IT Services — 3.6%
7,726	Accenture Plc, Class A	$ 2,384,089
22,801(a)	Akamai Technologies, Inc.	2,049,126
	Total IT Services	$ 4,433,215
Life Sciences Tools & Services — 2.2%
5,433	Danaher Corp.	$ 1,303,920
2,577	Thermo Fisher Scientific, Inc.	1,344,550
	Total Life Sciences Tools & Services	$ 2,648,470
Machinery — 3.4%
16,935	Caterpillar, Inc.	$ 4,166,857
	Total Machinery	$ 4,166,857
Metals & Mining — 6.0%
8,101	BHP Group, Ltd. (A.D.R.)	$ 483,386
103,571	Freeport-McMoRan, Inc.	4,142,840
63,738	Teck Resources, Ltd., Class B	2,683,370
	Total Metals & Mining	$ 7,309,596
Oil, Gas & Consumable Fuels — 4.7%
7,300	Chevron Corp.	$ 1,148,655
40,046	EOG Resources, Inc.	4,582,864
	Total Oil, Gas & Consumable Fuels	$ 5,731,519
Pharmaceuticals — 2.9%
6,276	Eli Lilly & Co.	$ 2,943,319
16,640	Pfizer, Inc.	610,355
	Total Pharmaceuticals	$ 3,553,674
Semiconductors & Semiconductor Equipment — 12.3%
17,471(a)	Advanced Micro Devices, Inc.	$ 1,990,122
9,985	Analog Devices, Inc.	1,945,178
7,045	KLA Corp.	3,416,966
2,912	Lam Research Corp.	1,872,008
13,804	NVIDIA Corp.	5,839,368
	Total Semiconductors & Semiconductor Equipment	$ 15,063,642
Software — 9.1%
5,973(a)	Adobe, Inc.	$ 2,920,737
24,088	Microsoft Corp.	8,202,928
	Total Software	$ 11,123,665
Specialty Retail — 2.8%
10,969	Home Depot, Inc.	$ 3,407,410
	Total Specialty Retail	$ 3,407,410
8
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Technology Hardware, Storage & Peripherals — 7.0%
44,003	Apple, Inc.	$ 8,535,262
	Total Technology Hardware, Storage & Peripherals	$ 8,535,262
Textiles, Apparel & Luxury Goods — 0.4%
4,855	NIKE, Inc., Class B	$ 535,846
	Total Textiles, Apparel & Luxury Goods	$ 535,846
	Total Common Stocks (Cost $84,502,291)	$121,523,670

SHORT TERM INVESTMENTS — 1.2% of Net Assets
Open-End Fund — 1.2%
1,503,745(b)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 1,503,745
$ 1,503,745
	TOTAL SHORT TERM INVESTMENTS (Cost $1,503,745)	$ 1,503,745
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.4% (Cost $86,006,036)	$123,027,415
	OTHER ASSETS AND LIABILITIES — (0.4)%	$ (550,576)
	net assets — 100.0%	$122,476,839

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023, aggregated $43,026,124 and $51,479,426, respectively.
At June 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $87,262,136 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$41,059,440
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,294,161)
Net unrealized appreciation	$35,765,279
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$121,523,670	$ —	$ —	$121,523,670
Open-End Fund	1,503,745	—	—	1,503,745
Total Investments in Securities	$ 123,027,415	$—	$—	$ 123,027,415
During the period ended June 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
9

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $86,006,036)	$123,027,415
Receivables —
Investment securities sold	406,215
Portfolio shares sold	3,198
Dividends	21,458
Interest	8,022
Other assets	178
Total assets	$123,466,486
LIABILITIES:
Payables —
Investment securities purchased	$762,713
Portfolio shares repurchased	169,656
Trustees' fees	899
Management fees	6,458
Administrative expenses	3,402
Distribution fees	446
Accrued expenses	46,073
Total liabilities	$ 989,647
NET ASSETS:
Paid-in capital	$86,161,897
Distributable earnings	36,314,942
Net assets	$122,476,839
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $100,430,289/7,080,764 shares)	$ 14.18
Class ll (based on $22,046,550/1,537,219 shares)	$ 14.34
10
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $1,223)	$ 940,182
Interest from unaffiliated issuers	659
Total Investment Income		$ 940,841
EXPENSES:
Management fees	$ 379,132
Administrative expenses	20,918
Distribution fees
Class ll	25,950
Custodian fees	338
Professional fees	57,103
Printing expense	11,056
Officers' and Trustees' fees	4,989
Miscellaneous	1,019
Total expenses		$ 500,505
Net investment income		$ 440,336
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 425,695
Other assets and liabilities denominated in foreign currencies	(57)	$ 425,638
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$14,224,943
Other assets and liabilities denominated in foreign currencies	78	$14,225,021
Net realized and unrealized gain (loss) on investments		$ 14,650,659
Net increase in net assets resulting from operations		$ 15,090,995
The accompanying notes are an integral part of these financial statements.
11

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 440,336	$ 812,448
Net realized gain (loss) on investments	425,638	4,307,131
Change in net unrealized appreciation (depreciation) on investments	14,225,021	(35,705,540)
Net increase (decrease) in net assets resulting from operations	$ 15,090,995	$ (30,585,961)
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.65 and $2.83 per share, respectively)	$ (4,439,228)	$ (18,350,407)
Class ll ($0.63 and $2.79 per share, respectively)	(930,044)	(3,744,196)
Total distributions to shareowners	$ (5,369,272)	$ (22,094,603)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 2,596,101	$ 8,528,281
Reinvestment of distributions	5,369,272	22,094,603
Cost of shares repurchased	(10,448,859)	(21,681,473)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ (2,483,486)	$ 8,941,411
Net increase (decrease) in net assets	$ 7,238,237	$ (43,739,153)
NET ASSETS:
Beginning of period	$115,238,602	$158,977,755
End of period	$122,476,839	$115,238,602
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class l
Shares sold	82,529	$ 1,135,656	163,563	$ 2,572,203
Reinvestment of distributions	313,411	4,439,228	1,430,043	18,350,407
Less shares repurchased	(560,750)	(7,703,909)	(1,072,180)	(15,903,332)
Net increase (decrease)	(164,810)	$(2,129,025)	521,426	$ 5,019,278
Class ll
Shares sold	102,642	$ 1,460,445	355,269	$ 5,956,078
Reinvestment of distributions	64,852	930,044	289,223	3,744,196
Less shares repurchased	(196,379)	(2,744,950)	(370,904)	(5,778,141)
Net increase (decrease)	(28,885)	$ (354,461)	273,588	$ 3,922,133
12
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 13.05	$ 19.80	$ 16.83	$ 14.95	$ 13.52	$ 18.29
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.05	0.10	0.05	0.11	0.16	0.18
Net realized and unrealized gain (loss) on investments	1.73	(4.02)	4.49	3.19	3.83	(0.24)
Net increase (decrease) from investment operations	$ 1.78	$ (3.92)	$ 4.54	$ 3.30	$ 3.99	$ (0.06)
Distributions to shareowners:
Net investment income	(0.05)	(0.10)	(0.06)	(0.11)	(0.15)	(0.19)
Net realized gain	(0.60)	(2.73)	(1.51)	(1.31)	(2.41)	(4.52)
Total distributions	$ (0.65)	$ (2.83)	$ (1.57)	$ (1.42)	$ (2.56)	$ (4.71)
Net increase (decrease) in net asset value	$ 1.13	$ (6.75)	$ 2.97	$ 1.88	$ 1.43	$ (4.77)
Net asset value, end of period	$ 14.18	$ 13.05	$ 19.80	$ 16.83	$ 14.95	$ 13.52
Total return(b)	13.64%(c)	(19.50)%	27.98%	24.28%	31.33%	(1.51)%(d)
Ratio of net expenses to average net assets	0.81%(e)	0.76%	0.79%	0.79%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	0.80%(e)	0.65%	0.28%	0.77%	1.08%	1.12%
Portfolio turnover rate	37%(c)	53%	87%	91%	70%	58%
Net assets, end of period (in thousands)	$100,430	$94,581	$133,162	$116,401	$99,853	$84,375

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.
(e)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
13

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights (continued)
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 13.19	$ 19.97	$ 16.97	$ 15.06	$ 13.60	$ 18.35
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.04	0.06	0.01	0.08	0.12	0.14
Net realized and unrealized gain (loss) on investments	1.74	(4.05)	4.52	3.21	3.86	(0.24)
Net increase (decrease) from investment operations	$ 1.78	$ (3.99)	$ 4.53	$ 3.29	$ 3.98	$ (0.10)
Distributions to shareowners:
Net investment income	(0.03)	(0.06)	(0.02)	(0.07)	(0.11)	(0.13)
Net realized gain	(0.60)	(2.73)	(1.51)	(1.31)	(2.41)	(4.52)
Total distributions	$ (0.63)	$ (2.79)	$ (1.53)	$ (1.38)	$ (2.52)	$ (4.65)
Net increase (decrease) in net asset value	$ 1.15	$ (6.78)	$ 3.00	$ 1.91	$ 1.46	$ (4.75)
Net asset value, end of period	$ 14.34	$ 13.19	$ 19.97	$ 16.97	$ 15.06	$ 13.60
Total return(b)	13.49%(c)	(19.68)%	27.65%	23.96%	31.03%	(1.74)%(d)
Ratio of net expenses to average net assets	1.06%(e)	1.01%	1.04%	1.04%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	0.54%(e)	0.41%	0.03%	0.50%	0.83%	0.88%
Portfolio turnover rate	37%(c)	53%	87%	91%	70%	58%
Net assets, end of period (in thousands)	$22,047	$20,657	$25,816	$18,162	$13,638	$11,237

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.
(e)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
14
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Fund VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
15

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from
16

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$ 9,001,013
Long-term capital gains	13,093,590
Total	$ 22,094,603
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 78,363
Undistributed long-term capital gains	4,974,519
Other book/tax temporary differences	1
Net unrealized appreciation	21,540,336
Total	$26,593,219
The differences between book-basis and tax-basis net unrealized appreciation are attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee
17

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2023, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Portfolio paid $4,989 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $899 and a payable for administrative expenses of $3,402, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
20

Pioneer Variable Contracts Trust
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Bank of New York Mellon Corporation
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

21

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19611-17-0823

Pioneer Variable Contracts Trust
Pioneer Strategic Income

VCT Portfolio
Class I and II Shares
Semiannual Report  |  June 30, 2023
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Strategic Income VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/23
Portfolio Diversification
(As a percentage of total investments)*
† Amount rounds to less than 0.1%.
5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bonds, 2.250%, 2/15/52	3.34%
2.	U.S. Treasury Bonds, 3.000%, 2/15/48	3.28
3.	Pioneer ILS Interval Fund(l)	3.03
4.	Federal National Mortgage Association, 6.000%, 7/1/53 (TBA)	2.76
5.	U.S. Treasury Notes, 3.875%, 12/31/27	2.21
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.

Performance Update 06/30/23
Prices and Distributions
Net Asset Value per Share	6/30/23	12/31/22
Class l	$8.63	$8.50
Class ll	$8.61	$8.49

Distributions per Share (1/1/23 - 6/30/23)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.1602	$—	$—
Class ll	$0.1489	$—	$—

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Bloomberg U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2023)
	Class l	Class ll	Bloomberg U.S. Universal Index
10 Years	2.36%	2.11%	1.80%
5 Years	1.76%	1.48%	0.98%
1 Year	1.16%	0.90%	-0.04%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,034.20	$1,031.70
Expenses Paid During Period*	$ 3.78	$ 5.04

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	l	ll
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,021.08	$1,019.84
Expenses Paid During Period*	$ 3.76	$ 5.01

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Portfolio Management Discussion 6/30/23
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six-month period ended June 30, 2023. Mr. Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, Brad Komenda, a Managing Director and Director of Investment-Grade Corporates, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.
Q:	How did the Portfolio perform during the six-month period ended June 30, 2023?
A:	Pioneer Strategic Income VCT Portfolio’s Class I shares returned 3.42% at net asset value during the six-month period ended June 30, 2023, and Class II shares returned 3.17%, while the Portfolio’s benchmark, the Bloomberg US Universal Index (the Bloomberg Index), returned 2.32%.
Q:	How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2023?
A:	Entering 2023, riskier assets rallied amid renewed investor optimism that the US Federal Reserve (Fed) and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy by the Fed, which had been increasing interest rates at a steady pace for the previous several months. That, in turn, boosted performance for bonds in general. In addition, the reopening of China's economy as the government there unwound its "Zero-COVID" policy eased concerns about slowing global growth. Against the backdrop, areas of the market that had lagged during the 2022 sell-off, such as leveraged loans and corporate credit, outperformed. On February 1, the Fed increased the federal funds rate target range by an incremental 25 basis points (bps), bringing the range to 4.50% – 4.75%, and reiterated its hawkish policy bias. As a result, the bond market quickly reversed its January gains and sentiment for credit-sensitive investments weakened. (A basis point is equal to 1/100th of a percentage point.)
In March, however, the failure of a pair of US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate decreases in the federal funds rate target range by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove Treasury yields lower, which in turn lent support to bond-market returns. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing. Investors were further encouraged in the second quarter of 2023 as economic growth and corporate earnings data proved more resilient than anticipated, raising hopes that the Fed would be able to steer inflation lower without

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tipping the economy into a recession (the so-called "soft landing" scenario). Growth also is typically a positive for credit quality, and the credit markets continued to rally.
The Fed would implement another increase to the federal funds target range of 25 bps in early May, bringing the range to 5.00% ‒ 5.25%, before taking a pause at its June meeting.
Against this backdrop, the US Treasury yield curve flattened as yields rose on securities with shorter maturities as the market priced in Fed's rate increases. For the six months ended June 30, 2023, the two-year Treasury yield finished 53 bps higher, increasing from 4.41% to 4.94%, while the 10-year yield was essentially unchanged, moving two bps lower, from 3.88% to 3.86%, and the 30-year yield declined by 12 bps, from 3.97% to 3.85%. As a result, the Treasury yield curve ended the period significantly inverted (meaning that short-term yields were higher than long-term yields), a development typically viewed as a signal of a future recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)
For the six months ended June 30, 2023, corporate bonds led performance within the investment-grade market, returning 3.21%, while returns for securitized assets and Treasuries were also in positive territory. Below-investment-grade, high-yield corporate bonds returned 5.38% (according to the Bloomberg US Corporate Bond Index and Bloomberg US Corporate High Yield Index, respectively).
Q:	What factors influenced the Portfolio’s performance relative to the Bloomberg Index during the six-month period ended June 30, 2023?
A:	As a multisector fixed-income strategy, we have managed the Portfolio with the aim of delivering competitive returns, while experiencing volatility similar to its benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add value through both sector allocation and security selection, focusing on sectors that trade at a yield advantage relative to US Treasuries, including corporate bonds, agency mortgage-backed securities (MBS), and securitized assets, which have typically offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities. We have typically taken a dynamic approach to sector allocation, and may seek to increase the Portfolio’s risk profile when we feel the markets have offered significant compensation for taking on risk, while seeking to reduce the risk profile when we feel markets have offered less-attractive value.
The Portfolio’s sector allocation results and yield-curve positioning drove positive contributions to benchmark-relative performance over the six-month period. In terms of sector weights, relative returns benefited from the outperformance of credit-oriented sectors versus Treasuries over the period. Most notably, the Portfolio's overweight to non-agency MBS versus the benchmark, along with a substantial underweight to Treasuries, proved additive. In addition, modest allocations to convertible securities and insurance-linked securities (ILS), including so-called "catastrophe bonds," which are issued by insurers to spread the risk of large payouts in the wake
*	Diversification does not assure a profit nor protect against loss.
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Portfolio Management Discussion 6/30/23 (continued)
of a natural disaster, contributed positively to relative performance. Finally, the Portfolio’s overweight to securities with longer maturities benefited benchmark-relative returns, as prices for that segment of the yield curve fared well due to declining yields, while the opposite was true for securities with short maturities. (Bond prices and yields tend to move in opposite directions.)
Conversely, overall security selection results detracted from the Portfolio's relative performance, as a handful of corporate bond holdings performed poorly during the period, including an airfreight firm, a Brazilian utility, and a Mexican consumer finance company. As of period-end, it seemed all of those companies were headed towards bankruptcy. While yield-curve positioning was a positive contributor to relative performance overall, the Portfolio’s above-benchmark (long) stance versus the Bloomberg Index with respect to duration constrained relative returns as Treasury yields moved higher late in the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Finally, currency allocations detracted from the Portfolio's relative performance, as the positive effects of exposures to the euro and Polish zloty were more than offset by negative results driven by allocations to the Norwegian krone, Japanese yen, and Australian dollar.
Q:	Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2023? If so, did the derivatives have any material impact on performance?
A:	Yes, the Portfolio had investments in: Treasury futures, index-based credit-default-swap contracts (CDX), and forward foreign currency contracts (“currency forwards”) during the period. We used Treasury futures to manage the Portfolio’s duration. We used the investments in CDX to manage exposure to credit-sensitive sectors. The Portfolio’s exposures to currency forwards was a technique used to manage the risks involved with investing in non-US dollar currencies.
The CDX exposure, used for hedging purposes, detracted slightly from relative returns; and, as noted earlier, the Portfolio's exposures to foreign currencies also detracted to from relative performance for the six-month period.
Q:	What factors affected the Portfolio’s yield, or distributions** to shareholders, during the six-month period ended June 30, 2023?
A:	The Portolio’s monthly distribution rate experienced a slight uptick over the six-month period as interest rates continued to move higher.
Q:	What is your investment outlook?
A:	Overall market volatility has continued to decline as memories of March’s financial sector stress have faded further into investors’ rearview mirrors. Markets have returned to pricing in a “no landing” scenario for the economy, with current expectations for one or two more increases to the federal funds target range of 25 bps each by the Fed, and for the federal funds rate target to remain above 5% for the next 12 months.
**	Distributions are not guaranteed.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate).  Publication of most LIBOR settings has ceased on a representative basis.  The impact of the transition from LIBOR on the Portfolio's transactions and financial markets generally cannot yet be determined.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
While the “hard” economic data has been resilient this year, leading indicators point to slower growth ahead. We expect the economy will slow for several reasons, including the lagged effects of the Fed’s significant rate increases during previous periods, a tightening of credit availability, and declining excess household savings. The resumption of federal student loan payments in the fourth quarter may create an additional drag on personal consumption. The only question is how quickly will the economy slow? We view a recession as likely starting around the end of the year. The severity of such a downturn will, in our view, be influenced by the extent that slower growth weighs on consumer and business sentiment, and corresponding behavior. Consequently, we expect to maintain a relatively defensive posture in the Portfolio as recession risk increases over the course of the year.
As always during a recession, we anticipate some high-yield bond issuers will face some challenges, which could lead to increased defaults. However, we do not expect a deep recession, such as during the Global Financial Crisis (GFC) of 2007-2008. In our view, the economy will likely be on the upswing and the default rate headed lower at some point in 2024. In this scenario, we expect the default rate to stay lower than it was after the GFC. This view is predicated on the significant weighting of "BB" rated issuers in the high-yield universe, strong fundamentals in many sectors such as autos and energy, and the relative strength of many US consumers.
Please refer to the Schedule of Investments on pages 8 to 24 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited)
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 101.4%
Senior Secured Floating Rate Loan Interests — 0.7% of Net Assets*(a)
Chemicals-Diversified — 0.1%
19,750	LSF11 A5 HoldCo LLC, Term Loan, 8.717% (Term SOFR + 350 bps), 10/15/28	$ 19,475
	Total Chemicals-Diversified	$ 19,475
Electronic Composition — 0.0%†
12,100	Energy Acquisition LP, First Lien Initial Term Loan, 9.614% (Term SOFR + 425 bps), 6/26/25	$ 11,298
	Total Electronic Composition	$ 11,298
Finance-Special Purpose Banks — 0.1%
24,453	Bank of Industry, Ltd., Facility, 11.511% (Term SOFR + 600 bps), 12/11/23	$ 24,484
	Total Finance-Special Purpose Banks	$ 24,484
Medical-Wholesale Drug Distribution — 0.1%
32,813	Owens & Minor, Inc., Term B-1 Loan, 8.952% (Term SOFR + 375 bps), 3/29/29	$ 32,833
	Total Medical-Wholesale Drug Distribution	$ 32,833
Metal Processors & Fabrication — 0.1%
39,300	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.199% (Term SOFR + 400 bps), 10/12/28	$ 38,367
	Total Metal Processors & Fabrication	$ 38,367
Oil-Field Services — 0.0%†
2,754	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	$ 2,761
	Total Oil-Field Services	$ 2,761
Recreational Centers — 0.1%
15,560	Fitness International LLC, Term B Loan, 8.445% (Term SOFR + 325 bps), 4/18/25	$ 15,507
	Total Recreational Centers	$ 15,507
Retail — 0.0%†
9,648	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 9.799% (LIBOR + 450 bps), 9/12/24	$ 9,553
	Total Retail	$ 9,553
Retail-Restaurants — 0.2%
68,714	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 6.943% (LIBOR + 175 bps), 11/19/26	$ 68,268
	Total Retail-Restaurants	$ 68,268
	Total Senior Secured Floating Rate Loan Interests (Cost $221,379)	$ 222,546

Shares
Common Stocks — 0.1% of Net Assets
Household Durables — 0.0%†
15,463(b)	Desarrolladora Homex SAB de CV	$ 12
	Total Household Durables	$ 12
Paper & Forest Products — 0.0%†
1,032 +	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$ —
8
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Passenger Airlines — 0.1%
1,529(b) +	Grupo Aeromexico SAB de CV	$ 17,865
	Total Passenger Airlines	$ 17,865
	Total Common Stocks (Cost $30,517)	$ 17,877

Principal Amount USD ($)
	Asset Backed Securities — 3.8% of Net Assets
100,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class D, 7.48%, 7/22/30 (144A)	$ 99,555
100,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class D, 7.393% (1 Month USD LIBOR + 220 bps), 8/15/34 (144A)	92,397
100,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class E, 8.593% (1 Month USD LIBOR + 340 bps), 11/15/36 (144A)	91,931
100,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	102,732
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1, 4.573%, 2/25/46 (144A)	80,043
100,000	Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, 4.94%, 1/25/52 (144A)	68,328
100,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	90,803
17,147(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	15,608
100,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	99,791
100,000	PEAR LLC, Series 2021-1, Class B, 0.000%, 1/15/34 (144A)	69,120
150,000	SBA Tower Trust, Series 2014-2C, 3.869%, 10/15/49 (144A)	145,393
100,000	VFI ABS LLC, Series 2022-1A, Class D, 6.68%, 11/26/29 (144A)	94,355
154,807	Westgate Resorts LLC, Series 2022-1A, Class D, 3.838%, 8/20/36 (144A)	143,434
	Total Asset Backed Securities (Cost $1,282,318)	$ 1,193,490

	Collateralized Mortgage Obligations—11.2% of Net Assets
100,000(d)	Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A8, 2.50%, 6/25/51 (144A)	$ 66,315
100,000(d)	BINOM Securitization Trust, Series 2022-RPL1, Class M3, 3.00%, 2/25/61 (144A)	66,725
94,703(d)	CIM Trust, Series 2021-J2, Class B3, 2.672%, 4/25/51 (144A)	63,665
95,591(d)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.989%, 5/25/51 (144A)	74,835
30,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 8.80% (1 Month USD LIBOR + 365 bps), 2/25/40 (144A)	30,937
50,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 8.80% (1 Month USD LIBOR + 365 bps), 2/25/40 (144A)	51,887
170,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2B1, 9.567% (SOFR30A + 450 bps), 1/25/42 (144A)	170,637
150,000(a)	Eagle Re, Ltd., Series 2019-1, Class B1, 9.65% (1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	153,962
82,977(a)(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4087, Class SB, 0.837% (1 Month USD LIBOR + 603 bps), 7/15/42	7,167
45,275(a)(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 1.357% (1 Month USD LIBOR + 655 bps), 8/15/42	5,049
42,827(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	7,750
56,974(e)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	10,807
774	Federal National Mortgage Association REMICs, Series 2009-36, Class HX, 4.50%, 6/25/29	759
24,368(a)(e)	Federal National Mortgage Association REMICs, Series 2012-14, Class SP, 1.40% (1 Month USD LIBOR + 655 bps), 8/25/41	1,533
17,212(a)(e)	Federal National Mortgage Association REMICs, Series 2018-43, Class SM, 1.05% (1 Month USD LIBOR + 620 bps), 6/25/48	1,530
19,861(a)(e)	Federal National Mortgage Association REMICs, Series 2019-33, Class S, 0.90% (1 Month USD LIBOR + 605 bps), 7/25/49	1,130
The accompanying notes are an integral part of these financial statements.
9

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
18,502(a)(e)	Federal National Mortgage Association REMICs, Series 2019-41, Class PS, 0.90% (1 Month USD LIBOR + 605 bps), 8/25/49	$ 1,928
18,291(a)(e)	Federal National Mortgage Association REMICs, Series 2019-41, Class SM, 0.90% (1 Month USD LIBOR + 605 bps), 8/25/49	1,884
95,632(d)	Flagstar Mortgage Trust, Series 2021-7, Class B3, 2.932%, 8/25/51 (144A)	63,213
58,988(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B1, 10.25% (1 Month USD LIBOR + 510 bps), 6/25/50 (144A)	63,485
63,261(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B1, 11.15% (1 Month USD LIBOR + 600 bps), 8/25/50 (144A)	70,257
50,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B1, 8.067% (SOFR30A + 300 bps), 12/25/50 (144A)	49,284
50,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2, 10.717% (SOFR30A + 565 bps), 12/25/50 (144A)	49,234
9,380(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA2, Class M2, 8.25% (1 Month USD LIBOR + 310 bps), 3/25/50 (144A)	9,620
30,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA3, Class B2, 15.15% (1 Month USD LIBOR + 1,000 bps), 7/25/50 (144A)	37,359
85,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class B1, 8.817% (SOFR30A + 375 bps), 12/25/41 (144A)	80,962
95,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B1, 9.817% (SOFR30A + 475 bps), 2/25/42 (144A)	94,525
25,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M2, 10.317% (SOFR30A + 525 bps), 3/25/42 (144A)	25,875
60,000(a)	Freddie Mac STACR Trust, Series 2019-HRP1, Class B1, 9.20% (1 Month USD LIBOR + 405 bps), 2/25/49 (144A)	61,499
70,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, 9.067% (SOFR30A + 400 bps), 11/25/50 (144A)	71,400
80,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2, 12.467% (SOFR30A + 740 bps), 11/25/50 (144A)	85,483
11,518	Government National Mortgage Association, Series 2009-83, Class EB, 4.50%, 9/20/39	11,288
613	Government National Mortgage Association, Series 2012-130, Class PA, 3.00%, 4/20/41	606
93,260(e)	Government National Mortgage Association, Series 2019-110, Class PI, 3.50%, 9/20/49	14,315
152,921(a)(e)	Government National Mortgage Association, Series 2019-117, Class SB, 8.496% (1 Month USD LIBOR + 342 bps), 9/20/49	1,827
223,132(e)	Government National Mortgage Association, Series 2019-128, Class IB, 3.50%, 10/20/49	35,077
222,895(e)	Government National Mortgage Association, Series 2019-128, Class ID, 3.50%, 10/20/49	27,382
109,323(e)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	18,272
125,637(a)(e)	Government National Mortgage Association, Series 2020-9, Class SA, 3.35% (1 Month USD LIBOR + 335 bps), 1/20/50	2,287
100,000(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	69,402
96,430(d)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class B3, 2.823%, 5/28/52 (144A)	66,194
94,356(d)	Hundred Acre Wood Trust, Series 2021-INV1, Class B2, 3.225%, 7/25/51 (144A)	74,649
95,130(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B3, 2.803%, 11/25/51 (144A)	64,599
142,969(d)	JP Morgan Mortgage Trust, Series 2021-8, Class B3, 2.848%, 12/25/51 (144A)	97,312
94,995(d)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B3, 2.983%, 10/25/51 (144A)	64,127
97,253(d)	JP Morgan Mortgage Trust, Series 2022-3, Class B3, 3.114%, 8/25/52 (144A)	70,152
100,000(d)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	69,278
97,003(d)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B3, 3.297%, 3/25/52 (144A)	67,394
100,000(d)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.524%, 7/25/52 (144A)	61,120
63,974(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M3, 6.867% (SOFR30A + 180 bps), 3/25/51 (144A)	56,705
100,000(d)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A5, 2.50%, 8/25/51 (144A)	65,977
10
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
97,586(d)	Mello Mortgage Capital Acceptance, Series 2022-INV2, Class B3, 3.53%, 4/25/52 (144A)	$ 69,556
100,000(d)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/60 (144A)	76,514
94,028(d)	Oceanview Mortgage Trust, Series 2021-1, Class B2, 2.722%, 5/25/51 (144A)	69,422
94,808(d)	Provident Funding Mortgage Trust, Series 2021-J1, Class B3, 2.637%, 10/25/51 (144A)	67,014
96,215(d)	Rate Mortgage Trust, Series 2021-HB1, Class B2, 2.705%, 12/25/51 (144A)	68,461
94,624(d)	Rate Mortgage Trust, Series 2021-J1, Class B2, 2.708%, 7/25/51 (144A)	70,795
99,072(d)	RCKT Mortgage Trust, Series 2022-3, Class B3, 3.189%, 5/25/52 (144A)	69,990
100,000(d)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	65,390
100,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B3, 3.83%, 10/25/56 (144A)	78,129
100,000(d)	Towd Point Mortgage Trust, Series 2017-3, Class B3, 3.871%, 7/25/57 (144A)	81,180
91,500(d)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	72,275
84,374(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 9.05% (1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	84,878
93,007(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2020-5, Class B2, 2.917%, 9/25/50 (144A)	72,078
100,000(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	65,339
97,733(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-INV1, Class B3, 3.438%, 3/25/52 (144A)	68,974
	Total Collateralized Mortgage Obligations (Cost $4,383,457)	$ 3,498,654

	Commercial Mortgage-Backed Securities—6.0% of Net Assets
100,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 7.917% (SOFR30A + 285 bps), 1/20/37 (144A)	$ 90,596
100,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.391%, 9/15/48 (144A)	77,687
50,000(a)	BX Trust, Series 2021-ARIA, Class E, 7.438% (1 Month USD LIBOR + 224 bps), 10/15/36 (144A)	47,115
80,040(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 7.543% (1 Month USD LIBOR + 235 bps), 6/15/34 (144A)	74,550
150,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51	137,518
65,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 7.982% (1 Month Term SOFR + 284 bps), 11/15/38 (144A)	59,605
35,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	30,124
100,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.393%, 4/15/50	74,619
25,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.709%, 11/15/48	19,748
100,000(d)	Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, 4.095%, 12/10/36 (144A)	94,509
75,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.067% (SOFR30A + 400 bps), 11/25/51 (144A)	68,035
49,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B, 3.92%, 12/25/26 (144A)	44,643
50,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.216%, 7/25/27 (144A)	45,543
75,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B, 3.946%, 12/25/27 (144A)	66,689
25,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.223%, 10/25/31 (144A)	20,690
57,786(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%, 10/25/27 (144A)	52,422
50,000(d)	FREMF Trust, Series 2018-KW04, Class B, 4.06%, 9/25/28 (144A)	42,714
100,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 7.69% (1 Month USD LIBOR + 250 bps), 12/15/36 (144A)	93,799
100,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F, 3.99%, 12/5/38 (144A)	56,645
50,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	44,658
100,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)	77,225
15,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 3/15/49 (144A)	10,482
100,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.419%, 7/11/40 (144A)	81,502
The accompanying notes are an integral part of these financial statements.
11

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
94,161(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.40% (1 Month USD LIBOR + 325 bps), 10/25/49 (144A)	$ 90,865
40,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	22,400
100,000(d)	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class E, 3.704%, 3/11/31 (144A)	74,014
50,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.10% (1 Month USD LIBOR + 295 bps), 11/25/36 (144A)	46,673
100,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.351%, 2/25/52 (144A)	73,710
100,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	70,932
100,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%, 7/15/41 (144A)	68,131
1,000,000(d)(e)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.49%, 3/15/51	15,847
	Total Commercial Mortgage-Backed Securities (Cost $2,249,125)	$ 1,873,690

	Convertible Corporate Bonds — 0.8% of Net Assets
	Airlines — 0.1%
51,000	Spirit Airlines, Inc., 1.00%, 5/15/26	$ 41,208
	Total Airlines	$ 41,208
	Biotechnology — 0.1%
35,000	Insmed, Inc., 1.75%, 1/15/25	$ 32,935
	Total Biotechnology	$ 32,935
	Entertainment — 0.4%
122,000(f)	DraftKings Holdings, Inc., 3/15/28	$ 91,012
15,000	IMAX Corp., 0.50%, 4/1/26	13,707
	Total Entertainment	$ 104,719
	Software — 0.2%
22,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 19,866
47,000	Verint Systems, Inc., 0.25%, 4/15/26	41,419
	Total Software	$ 61,285
	Total Convertible Corporate Bonds (Cost $284,985)	$ 240,147

	Corporate Bonds — 29.3% of Net Assets
	Aerospace & Defense — 0.7%
165,000	Boeing Co., 5.805%, 5/1/50	$ 164,398
15,000	Bombardier, Inc., 7.50%, 2/1/29 (144A)	14,825
30,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	32,117
20,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	20,421
	Total Aerospace & Defense	$ 231,761
	Airlines — 1.3%
124,229(g)	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	$ 101,060
14,325	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	12,470
200,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	178,984
17,564	JetBlue 2020-1 Class A Pass Through Trust, 4.00%, 11/15/32	15,997
15,000	Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25 (144A)	15,112
75,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	60,392
15,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.875%, 5/1/27 (144A)	13,477
	Total Airlines	$ 397,492
12
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Auto Manufacturers — 1.8%
135,000	Ford Motor Co., 4.346%, 12/8/26	$ 130,473
42,000	Ford Motor Co., 5.291%, 12/8/46	34,582
40,000	Ford Motor Co., 6.10%, 8/19/32	38,766
200,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	178,752
165,000	General Motors Financial Co., Inc., 6.40%, 1/9/33	167,713
	Total Auto Manufacturers	$ 550,286
	Auto Parts & Equipment — 0.1%
30,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 30,330
	Total Auto Parts & Equipment	$ 30,330
	Banks — 9.7%
200,000(d)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 151,929
200,000(d)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	158,444
200,000(d)	Barclays Plc, 7.437% (1 Year CMT Index + 350 bps), 11/2/33	216,378
250,000(d)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	192,957
80,000(d)	Citigroup, Inc., 6.174% (SOFR + 266 bps), 5/25/34	80,697
KZT 100,000,000	Development Bank of Kazakhstan JSC, 10.95%, 5/6/26	189,640
25,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	21,645
25,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	24,375
200,000(d)	HSBC Holdings Plc, 5.402% (SOFR + 287 bps), 8/11/33	195,533
220,000(d)(h)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	146,366
200,000(d)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index + 260 bps), 6/1/32 (144A)	149,058
200,000(d)	Lloyds Banking Group Plc, 4.976% (1 Year CMT Index + 230 bps), 8/11/33	187,080
100,000(d)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	79,865
100,000(d)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	94,620
20,000(d)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	19,741
235,000(d)(h)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	173,876
200,000(d)	Societe Generale SA, 4.027% (1 Year CMT Index + 190 bps), 1/21/43 (144A)	133,413
205,000(d)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	164,114
90,000	Toronto-Dominion Bank, 4.456%, 6/8/32	85,405
200,000(d)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	185,326
200,000(d)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	169,730
200,000(d)	UniCredit S.p.A., 7.296% (5 Year USD ICE Swap Rate + 491 bps), 4/2/34 (144A)	188,445
	Total Banks	$ 3,008,637
	Building Materials — 0.1%
50,000	Fortune Brands Innovations, Inc., 4.50%, 3/25/52	$ 38,930
	Total Building Materials	$ 38,930
	Chemicals — 0.5%
48,000	Albemarle Corp., 5.05%, 6/1/32	$ 46,474
75,000	Celanese US Holdings LLC, 6.379%, 7/15/32	75,650
50,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	23,125
	Total Chemicals	$ 145,249
	Commercial Services — 0.7%
45,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 42,703
35,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	32,025
39,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	31,959
The accompanying notes are an integral part of these financial statements.
13

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Services — (continued)
24,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	$ 23,186
104,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	97,427
	Total Commercial Services	$ 227,300
	Computers — 0.1%
25,000	NCR Corp., 5.00%, 10/1/28 (144A)	$ 22,311
	Total Computers	$ 22,311
	Diversified Financial Services — 4.1%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 122,715
150,000	Air Lease Corp., 2.875%, 1/15/32	120,442
70,000	Air Lease Corp., 3.125%, 12/1/30	58,312
24,000	Ally Financial, Inc., 6.70%, 2/14/33	21,235
65,000(d)	Ally Financial, Inc., 6.992% (SOFR + 326 bps), 6/13/29	64,188
76,000	Ally Financial, Inc., 8.00%, 11/1/31	78,897
105,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	103,872
87,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	82,016
60,000(d)	Capital One Financial Corp., 5.817% (SOFR + 260 bps), 2/1/34	57,245
140,000(d)	Capital One Financial Corp., 6.377% (SOFR + 286 bps), 6/8/34	138,997
50,000(d)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	50,744
161,346(g)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	147,688
55,000	OneMain Finance Corp., 3.50%, 1/15/27	47,187
130,000	OneMain Finance Corp., 4.00%, 9/15/30	100,100
84,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	72,030
	Total Diversified Financial Services	$ 1,265,668
	Electric — 0.5%
75,000(d)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	$ 59,625
116,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	102,526
	Total Electric	$ 162,151
	Electrical Components & Equipments — 0.3%
EUR 100,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	$ 87,668
	Total Electrical Components & Equipments	$ 87,668
	Energy-Alternate Sources — 0.1%
35,498	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 32,447
	Total Energy-Alternate Sources	$ 32,447
	Entertainment — 0.6%
200,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	$ 164,981
25,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	22,000
	Total Entertainment	$ 186,981
	Food — 0.7%
55,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 2/15/28 (144A)	$ 55,091
13,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 5/15/32 (144A)	9,977
105,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33 (144A)	98,695
45,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 12/1/52 (144A)	42,647
	Total Food	$ 206,410
14
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
Gas — 0.4%
120,000	KeySpan Gas East Corp., 5.994%, 3/6/33 (144A)	$ 120,931
	Total Gas	$ 120,931
Hand & Machine Tools — 0.1%
50,000	Regal Rexnord Corp., 6.30%, 2/15/30 (144A)	$ 49,852
	Total Hand & Machine Tools	$ 49,852
Healthcare-Services — 0.0%†
31,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	$ 7,750
	Total Healthcare-Services	$ 7,750
Insurance — 0.5%
120,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	$ 94,051
85,000	Liberty Mutual Group, Inc., 5.50%, 6/15/52 (144A)	80,052
	Total Insurance	$ 174,103
Iron & Steel — 0.2%
30,000	Commercial Metals Co., 4.375%, 3/15/32	$ 25,926
40,000	TMS International Corp., 6.25%, 4/15/29 (144A)	33,600
	Total Iron & Steel	$ 59,526
Leisure Time — 0.1%
10,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	$ 9,000
15,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	15,193
5,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	4,575
	Total Leisure Time	$ 28,768
Lodging — 0.1%
30,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 26,624
	Total Lodging	$ 26,624
Media — 0.4%
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 7,853
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	106,885
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	14,617
19,000(i)	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	478
	Total Media	$ 129,833
Metal Fabricate/Hardware — 0.2%
57,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 50,360
	Total Metal Fabricate/Hardware	$ 50,360
Mining — 0.6%
115,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 94,875
107,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	80,053
	Total Mining	$ 174,928
Multi-National — 0.2%
INR 4,700,000	European Bank For Reconstruction & Development, 6.25%, 4/11/28	$ 57,130
	Total Multi-National	$ 57,130
Oil & Gas — 1.5%
150,000	Aker BP ASA, 6.00%, 6/13/33 (144A)	$ 150,053
55,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	53,711
The accompanying notes are an integral part of these financial statements.
15

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
35,000	Matador Resources Co., 6.875%, 4/15/28 (144A)	$ 34,643
15,000	Noble Finance II LLC, 8.00%, 4/15/30 (144A)	15,250
40,000	Petroleos Mexicanos, 6.70%, 2/16/32	30,414
22,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	21,961
30,000	Transocean, Inc., 8.75%, 2/15/30 (144A)	30,450
45,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	41,476
130,000	YPF SA, 6.95%, 7/21/27 (144A)	106,685
	Total Oil & Gas	$ 484,643
	Oil & Gas Services — 0.1%
50,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 48,649
	Total Oil & Gas Services	$ 48,649
	Pharmaceuticals — 0.4%
31,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	$ 22,910
EUR 100,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/30	92,924
75,000 +	Tricida, Inc., 5/15/27	—
	Total Pharmaceuticals	$ 115,834
	Pipelines — 1.5%
50,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	$ 49,282
35,000	Energy Transfer LP, 6.00%, 6/15/48	33,190
19,000	Energy Transfer LP, 6.10%, 2/15/42	17,960
15,000(d)(h)	Energy Transfer LP, 6.625% (3 Month USD LIBOR + 416 bps)	11,476
178,000(d)(h)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	150,930
9,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	7,180
135,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	110,971
34,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	28,466
20,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	20,313
50,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	50,408
	Total Pipelines	$ 480,176
	REITs — 0.4%
21,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	$ 16,956
65,000	HAT Holdings I LLC/HAT Holdings II LLC , 3.375%, 6/15/26 (144A)	58,256
6,000	Highwoods Realty LP, 2.60%, 2/1/31	4,397
6,000	Highwoods Realty LP, 3.05%, 2/15/30	4,657
30,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	21,230
20,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	19,841
	Total REITs	$ 125,337
	Retail — 0.1%
35,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	$ 29,951
	Total Retail	$ 29,951
	Semiconductors — 0.2%
65,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	$ 58,875
	Total Semiconductors	$ 58,875
	Software — 0.2%
60,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 50,498
	Total Software	$ 50,498
16
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Telecommunications — 0.6%
50,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	$ 34,803
24,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	24,351
EUR 100,000	Lorca Telecom Bondco SA, 4.00%, 9/18/27 (144A)	99,436
35,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	29,047
	Total Telecommunications	$ 187,637
	Transportation — 0.1%
32,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	$ 25,069
60,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	300
	Total Transportation	$ 25,369
	Trucking & Leasing — 0.1%
40,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.20%, 6/15/30 (144A)	$ 40,209
	Total Trucking & Leasing	$ 40,209
	Total Corporate Bonds (Cost $10,413,661)	$ 9,120,604

Shares
Convertible Preferred Stock — 1.1% of Net Assets
Banks — 1.1%
293(h)	Wells Fargo & Co., 7.50%	$ 337,536
	Total Banks	$ 337,536
	Total Convertible Preferred Stock (Cost $363,027)	$ 337,536

Face Amount USD ($)
Insurance-Linked Securities — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
20,578(b)(j) +	Lorenz Re 2019, 6/30/24	$ 228
	Total Reinsurance Sidecars	$ 228
	Total Insurance-Linked Securities (Cost $3,865)	$ 228

Principal Amount USD ($)
	Foreign Government Bonds — 2.5% of Net Assets
	Argentina — 0.9%
6,500	Argentine Republic Government International Bond, 1.000%, 7/9/29	$ 2,104
145,500(c)	Argentine Republic Government International Bond, 1.500%, 7/9/35	43,404
250,000	Ciudad Autonoma De Buenos Aires, 7.500%, 6/1/27 (144A)	233,750
	Total Argentina	$ 279,258
	Indonesia — 0.4%
IDR 1,784,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 119,469
	Total Indonesia	$ 119,469
The accompanying notes are an integral part of these financial statements.
17

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	Ivory Coast — 0.6%
EUR 100,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 84,771
EUR 100,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	91,115
	Total Ivory Coast	$ 175,886
	Serbia — 0.2%
EUR 100,000	Serbia International Bond, 2.050%, 9/23/36 (144A)	$ 66,748
	Total Serbia	$ 66,748
	Supranational — 0.4%
INR 4,000,000	International Bank for Reconstruction & Development, 6.500%, 4/17/30	$ 47,977
INR 5,500,000	International Bank for Reconstruction & Development, 6.850%, 4/24/28	66,850
KZT 11,000,000	International Bank for Reconstruction & Development, 12.500%, 2/21/25	23,475
	Total Supranational	$ 138,302
	Total Foreign Government Bonds (Cost $936,524)	$ 779,663

	U.S. Government and Agency Obligations — 35.5% of Net Assets
90,241	Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	$ 73,094
91,244	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	73,868
91,244	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	73,831
275,318	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	234,479
8,766	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	8,363
1,319	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	1,184
25,139	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	23,475
90,038	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	82,483
54,678	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	50,180
4,950	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	4,707
99,515	Federal Home Loan Mortgage Corp., 4.500%, 3/1/53	96,073
98	Federal Home Loan Mortgage Corp., 5.000%, 5/1/34	98
528	Federal Home Loan Mortgage Corp., 5.000%, 6/1/35	523
2,142	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	2,159
8,153	Federal Home Loan Mortgage Corp., 5.000%, 11/1/39	8,198
95,156	Federal Home Loan Mortgage Corp., 5.000%, 10/1/52	95,485
98,506	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	96,531
98,561	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	96,587
4,425	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	4,551
96,194	Federal Home Loan Mortgage Corp., 5.500%, 7/1/49	97,165
310,939	Federal National Mortgage Association, 1.500%, 11/1/41	251,857
90,820	Federal National Mortgage Association, 1.500%, 1/1/42	73,600
90,938	Federal National Mortgage Association, 1.500%, 1/1/42	73,620
92,701	Federal National Mortgage Association, 1.500%, 2/1/42	75,009
120,050	Federal National Mortgage Association, 2.000%, 12/1/41	101,546
180,886	Federal National Mortgage Association, 2.000%, 4/1/42	153,456
62,089	Federal National Mortgage Association, 2.000%, 11/1/51	51,197
70,459	Federal National Mortgage Association, 2.500%, 9/1/50	60,679
76,799	Federal National Mortgage Association, 2.500%, 9/1/50	66,086
251,143	Federal National Mortgage Association, 2.500%, 5/1/51	215,914
89,535	Federal National Mortgage Association, 2.500%, 11/1/51	76,931
89,864	Federal National Mortgage Association, 2.500%, 12/1/51	76,836
90,803	Federal National Mortgage Association, 2.500%, 1/1/52	77,626
89,363	Federal National Mortgage Association, 2.500%, 2/1/52	76,700
18
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
457,706	Federal National Mortgage Association, 2.500%, 4/1/52	$ 388,516
11,938	Federal National Mortgage Association, 3.000%, 10/1/30	11,374
524	Federal National Mortgage Association, 3.000%, 5/1/46	471
851	Federal National Mortgage Association, 3.000%, 10/1/46	766
453	Federal National Mortgage Association, 3.000%, 1/1/47	407
131,053	Federal National Mortgage Association, 3.000%, 1/1/52	116,515
176,078	Federal National Mortgage Association, 3.000%, 3/1/52	157,546
200,000	Federal National Mortgage Association, 3.000%, 8/15/53 (TBA)	176,258
88,919	Federal National Mortgage Association, 3.500%, 3/1/52	81,149
90,980	Federal National Mortgage Association, 3.500%, 4/1/52	82,927
32,678	Federal National Mortgage Association, 3.500%, 4/1/52	29,989
91,122	Federal National Mortgage Association, 3.500%, 5/1/52	83,476
27,395	Federal National Mortgage Association, 4.000%, 10/1/40	26,549
3,794	Federal National Mortgage Association, 4.000%, 12/1/40	3,671
17,824	Federal National Mortgage Association, 4.000%, 11/1/43	17,110
13,979	Federal National Mortgage Association, 4.000%, 11/1/50	13,200
10,733	Federal National Mortgage Association, 4.000%, 6/1/51	10,092
29,613	Federal National Mortgage Association, 4.000%, 7/1/51	27,843
200,000	Federal National Mortgage Association, 4.500%, 7/1/38 (TBA)	196,094
20,546	Federal National Mortgage Association, 4.500%, 11/1/40	20,236
11,977	Federal National Mortgage Association, 4.500%, 5/1/41	11,828
35,140	Federal National Mortgage Association, 4.500%, 9/1/43	34,701
33,542	Federal National Mortgage Association, 4.500%, 1/1/44	33,124
27,155	Federal National Mortgage Association, 4.500%, 6/1/44	26,816
85,124	Federal National Mortgage Association, 4.500%, 7/1/44	83,760
9,361	Federal National Mortgage Association, 5.000%, 4/1/30	9,358
100,000	Federal National Mortgage Association, 5.000%, 7/1/38 (TBA)	99,340
100,000	Federal National Mortgage Association, 5.000%, 8/15/38 (TBA)	99,309
9,722	Federal National Mortgage Association, 5.000%, 1/1/39	9,749
2,387	Federal National Mortgage Association, 5.000%, 6/1/40	2,404
173,301	Federal National Mortgage Association, 5.000%, 10/1/52	169,891
100,000	Federal National Mortgage Association, 5.000%, 7/1/53 (TBA)	97,984
96,257	Federal National Mortgage Association, 5.500%, 4/1/50	97,228
99,789	Federal National Mortgage Association, 5.500%, 4/1/53	99,477
600,000	Federal National Mortgage Association, 5.500%, 7/1/53 (TBA)	597,094
63	Federal National Mortgage Association, 6.000%, 3/1/32	65
99,803	Federal National Mortgage Association, 6.000%, 5/1/53	102,634
800,000	Federal National Mortgage Association, 6.000%, 7/1/53 (TBA)	807,062
100,000	Government National Mortgage Association, 3.000%, 7/20/53 (TBA)	89,348
100,000	Government National Mortgage Association, 5.000%, 7/20/53 (TBA)	98,266
100,000	Government National Mortgage Association, 5.000%, 8/20/53 (TBA)	98,234
100,000	Government National Mortgage Association, 5.500%, 7/20/53 (TBA)	99,531
100,000	Government National Mortgage Association, 5.500%, 8/20/53 (TBA)	99,484
100,000	Government National Mortgage Association, 6.000%, 7/20/53 (TBA)	100,664
100,000	Government National Mortgage Association, 6.000%, 8/20/53 (TBA)	100,617
3,471	Government National Mortgage Association I, 3.500%, 10/15/42	3,274
453	Government National Mortgage Association I, 4.000%, 12/15/41	436
60,637	Government National Mortgage Association I, 4.000%, 4/15/42	59,167
49,391	Government National Mortgage Association I, 4.000%, 8/15/43	48,047
The accompanying notes are an integral part of these financial statements.
19

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
3,346	Government National Mortgage Association I, 4.000%, 3/15/44	$ 3,240
7,822	Government National Mortgage Association I, 4.000%, 9/15/44	7,571
7,429	Government National Mortgage Association I, 4.000%, 4/15/45	7,190
12,325	Government National Mortgage Association I, 4.000%, 6/15/45	11,995
1,620	Government National Mortgage Association I, 4.500%, 9/15/33	1,592
4,007	Government National Mortgage Association I, 4.500%, 4/15/35	3,913
8,925	Government National Mortgage Association I, 4.500%, 1/15/40	8,808
32,590	Government National Mortgage Association I, 4.500%, 3/15/40	32,076
6,497	Government National Mortgage Association I, 4.500%, 9/15/40	6,417
7,530	Government National Mortgage Association I, 4.500%, 7/15/41	7,417
1,940	Government National Mortgage Association I, 5.000%, 4/15/35	1,960
1,725	Government National Mortgage Association I, 5.500%, 1/15/34	1,750
2,369	Government National Mortgage Association I, 5.500%, 4/15/34	2,418
700	Government National Mortgage Association I, 5.500%, 7/15/34	713
3,535	Government National Mortgage Association I, 5.500%, 6/15/35	3,548
299	Government National Mortgage Association I, 6.000%, 2/15/33	311
475	Government National Mortgage Association I, 6.000%, 3/15/33	496
464	Government National Mortgage Association I, 6.000%, 3/15/33	469
575	Government National Mortgage Association I, 6.000%, 6/15/33	587
684	Government National Mortgage Association I, 6.000%, 7/15/33	698
603	Government National Mortgage Association I, 6.000%, 7/15/33	611
492	Government National Mortgage Association I, 6.000%, 9/15/33	498
11	Government National Mortgage Association I, 6.000%, 9/15/33	11
498	Government National Mortgage Association I, 6.000%, 10/15/33	504
183	Government National Mortgage Association I, 6.500%, 3/15/29	187
748	Government National Mortgage Association I, 6.500%, 1/15/30	763
130	Government National Mortgage Association I, 6.500%, 2/15/32	133
115	Government National Mortgage Association I, 6.500%, 3/15/32	118
243	Government National Mortgage Association I, 6.500%, 11/15/32	249
4,026	Government National Mortgage Association II, 3.500%, 4/20/45	3,771
6,617	Government National Mortgage Association II, 3.500%, 4/20/45	6,199
7,845	Government National Mortgage Association II, 3.500%, 3/20/46	7,349
193,721	Government National Mortgage Association II, 3.500%, 9/20/52	178,772
12,318	Government National Mortgage Association II, 4.000%, 9/20/44	11,966
15,895	Government National Mortgage Association II, 4.000%, 10/20/46	15,286
14,320	Government National Mortgage Association II, 4.000%, 1/20/47	13,731
9,771	Government National Mortgage Association II, 4.000%, 2/20/48	9,299
13,169	Government National Mortgage Association II, 4.000%, 4/20/48	12,533
4,348	Government National Mortgage Association II, 4.500%, 9/20/41	4,318
11,362	Government National Mortgage Association II, 4.500%, 9/20/44	11,266
4,950	Government National Mortgage Association II, 4.500%, 10/20/44	4,906
10,159	Government National Mortgage Association II, 4.500%, 11/20/44	10,069
97,142	Government National Mortgage Association II, 4.500%, 9/20/52	93,792
1,299	Government National Mortgage Association II, 5.500%, 3/20/34	1,329
2,110	Government National Mortgage Association II, 6.000%, 11/20/33	2,189
1,350,000	U.S. Treasury Bonds, 2.250%, 2/15/52	975,586
1,138,000	U.S. Treasury Bonds, 3.000%, 2/15/48	959,521
265,000	U.S. Treasury Bonds, 3.625%, 2/15/53	254,317
20
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
542,984	U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	$ 526,705
656,400	U.S. Treasury Notes, 3.875%, 12/31/27	647,195
	Total U.S. Government and Agency Obligations (Cost $11,355,531)	$11,033,514

Shares
SHORT TERM INVESTMENTS — 10.3% of Net Assets
Open-End Fund — 10.3%
3,195,378(k)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 3,195,378
$ 3,195,378
	TOTAL SHORT TERM INVESTMENTS (Cost $3,195,378)	$ 3,195,378
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Currency Put Options Purchased — 0.1%
300,000	Put EUR Call USD	Citibank NA	EUR 6,340	EUR 1.02	11/28/23	$ 479
800,000	Put USD Call JPY	Goldman Sachs & Co.	USD 30,406	USD 125.00	1/5/24	3,431
800,000	Put USD Call JPY	Goldman Sachs & Co.	USD 26,112	USD 141.00	1/5/24	25,880
	Total Over The Counter (OTC) Currency Put Options Purchased (Premiums paid $ 62,858)					$ 29,790

	TOTAL OPTIONS PURCHASED (Premiums paid $ 62,858)					$ 29,790

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.4% (Cost $34,782,625)					$31,543,117
Shares		Dividend Income	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Affiliated Issuer — 2.8%
Closed-End Fund — 2.8% of Net Assets
101,753(l)	Pioneer ILS Interval Fund	$—	$—	$60,034	$ 885,246
	Total Closed-End Fund (Cost $1,036,154)				$ 885,246

	Total Investments in Affiliated Issuer — 2.8% (Cost $1,036,154)				$ 885,246
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
Over The Counter (OTC) Currency Call Option Written — (0.0%)†
300,000	Call EUR Put USD	Citibank NA	EUR 6,340	EUR 1.10	11/28/23	$ (5,388)
	Total Over The Counter (OTC) Currency Call Option Written (Premiums received $6,340)					$ (5,388)

	OTHER ASSETS AND LIABILITIES — (4.2)%					$ (1,300,179)
	net assets — 100.0%					$31,122,796

The accompanying notes are an integral part of these financial statements.
21

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At June 30, 2023, the value of these securities amounted to $11,878,034, or 38.2% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2023.
(b)	Non-income producing security.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at June 30, 2023.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2023.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Security is in default.
(j)	Issued as preference shares.
(k)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 3,865	$ 228
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	211,000	USD	233,739	Brown Brothers Harriman & Co.	7/25/23	$ (3,197)
AUD	407,000	USD	270,249	Citibank NA	8/25/23	1,310
INR	16,400,000	USD	198,444	Citibank NA	7/27/23	1,188
USD	131,137	KZT	61,700,000	Citibank NA	7/27/23	(4,589)
USD	73,520	CAD	100,000	Citibank NA	8/2/23	(2,006)
USD	119,379	IDR	1,794,500,000	Goldman Sachs & Co.	9/27/23	236
EUR	149,881	SEK	1,700,000	HSBC Bank USA NA	7/26/23	772
EUR	272,751	PLN	1,240,000	HSBC Bank USA NA	8/24/23	(653)
PLN	1,240,000	EUR	272,751	HSBC Bank USA NA	8/24/23	6,347
PLN	400,000	USD	95,662	HSBC Bank USA NA	8/25/23	2,441
SEK	1,700,000	EUR	149,881	HSBC Bank USA NA	7/26/23	(6,726)
USD	344,948	EUR	318,000	JPMorgan Chase Bank NA	8/25/23	(3,019)
USD	(650,719)	EUR	595,000	JPMorgan Chase Bank NA	9/28/23	(1,523)
USD	333,881	MXN	5,805,000	JPMorgan Chase Bank NA	9/29/23	516
AUD	235,000	NZD	255,421	State Street Bank & Trust Co.	9/29/23	(262)
EUR	598,000	USD	659,985	State Street Bank & Trust Co.	7/25/23	(6,602)
MXN	5,805,000	USD	333,611	State Street Bank & Trust Co.	9/29/23	(246)
22
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	255,421	AUD	235,000	State Street Bank & Trust Co.	9/29/23	$ 511
USD	36,302	INR	3,000,000	State Street Bank & Trust Co.	7/27/23	(216)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(15,718)
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
5	U.S. 2 Year Note (CBT)	9/29/23	$1,028,993	$1,016,719	$ (12,274)
31	U.S. 5 Year Note (CBT)	9/29/23	3,378,415	3,319,906	(58,509)
1	U.S. 10 Year Ultra Bond (CBT)	9/20/23	118,768	118,438	(330)
14	U.S. Long Bond (CBT)	9/20/23	1,776,514	1,776,687	173
			$6,302,690	$6,231,750	$(70,940)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
6	Euro-Bund	9/7/23	$ (885,092)	$ (875,623)	$ 9,469
1	U.S. 10 Year Note (CBT)	9/20/23	(113,076)	(112,266)	810
			$ (998,168)	$ (987,889)	$ 10,279
TOTAL FUTURES CONTRACTS			$5,304,522	$5,243,861	$(60,661)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized (Depreciation)	Market Value
3,230,000	Markit CDX North America High Yield Index Series 40	Pay	5.00%	6/20/28	$ (44,921)	$ (50,101)	$ (95,022)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (44,921)	$ (50,101)	$ (95,022)
TOTAL SWAP CONTRACTS					$(44,921)	$(50,101)	$(95,022)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
AUD	— Australia Dollar
CAD	— Canada Dollar
EUR	— Euro
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KZT	— Kazakhstan Tenge
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PLN	— Poland Zloty
SEK	— Sweden Krona
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 765,196	$ —
Other Long-Term Securities	$3,372,344	$7,335,381
The accompanying notes are an integral part of these financial statements.
23

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 6/30/23 (unaudited) (continued)
At June 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $35,968,496 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$140,209
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,857,131)
Net unrealized depreciation	$(3,716,922)
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 222,546	$ —	$ 222,546
Common Stocks
Household Durables	12	—	—	12
Passenger Airlines	—	—	17,865	17,865
Asset Backed Securities	—	1,193,490	—	1,193,490
Collateralized Mortgage Obligations	—	3,498,654	—	3,498,654
Commercial Mortgage-Backed Securities	—	1,873,690	—	1,873,690
Convertible Corporate Bonds	—	240,147	—	240,147
Corporate Bonds	—	9,120,604	—	9,120,604
Convertible Preferred Stock	337,536	—	—	337,536
Insurance-Linked Securities
Reinsurance Sidecars	—	—	228	228
Foreign Government Bonds	—	779,663	—	779,663
U.S. Government and Agency Obligations	—	11,033,514	—	11,033,514
Open-End Fund	3,195,378	—	—	3,195,378
Over The Counter (OTC) Currency Put Options Purchased	—	29,790	—	29,790
Affiliated Closed-End Fund	885,246	—	—	885,246
Total Investments in Securities	$4,418,172	$ 27,992,098	$ 18,093	$32,428,363
Other Financial Instruments
Over The Counter (OTC) Currency Call Option Written	$ —	$ (5,388)	$ —	$ (5,388)
Net unrealized depreciation on forward foreign currency exchange contracts	—	(15,718)	—	(15,718)
Net unrealized depreciation on futures contracts	(60,661)	—	—	(60,661)
Swap contracts, at value	—	(95,022)	—	(95,022)
Total Other Financial Instruments	$ (60,661)	$ (116,128)	$ —	$ (176,789)
During the period ended June 30, 2023, there were no significant transfers in or out of Level 3.
24
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $34,782,625)	$31,543,117
Investments in affiliated issuers, at value (cost $1,036,154)	885,246
Cash	83,819
Foreign currencies, at value (cost $27,052)	15,073
Futures collateral	318,755
Swaps collateral	253,140
Variation margin for futures contracts	9,845
Unrealized appreciation on forward foreign currency exchange contracts	13,321
Receivables —
Investment securities sold	2,148,853
Portfolio shares sold	905
Interest	237,462
Due from the Adviser	1,024
Other assets	2,147
Total assets	$35,512,707
LIABILITIES:
Payables —
Investment securities purchased	$4,159,879
Portfolio shares repurchased	3,839
Trustees' fees	157
Variation margin for centrally cleared swap contracts	22,453
Swap contracts, at value (net premiums received $44,921)	95,022
Written options outstanding (net premiums received $6,340)	5,388
Unrealized depreciation on forward foreign currency exchange contracts	29,039
Reserve for repatriation taxes	1,071
Management fees	1,533
Administrative expenses	275
Distribution fees	552
Accrued expenses	70,703
Total liabilities	$ 4,389,911
NET ASSETS:
Paid-in capital	$36,582,564
Distributable earnings (loss)	(5,459,768)
Net assets	$31,122,796
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $4,205,157/487,350 shares)	$ 8.63
Class ll (based on $26,917,639/3,125,323 shares)	$ 8.61
The accompanying notes are an integral part of these financial statements.
25

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 804,324
Dividends from unaffiliated issuers	44,033
Total Investment Income		$ 848,357
EXPENSES:
Management fees	$ 104,362
Administrative expenses	11,098
Distribution fees
Class ll	34,775
Custodian fees	216
Professional fees	83,242
Printing expense	15,323
Officers' and Trustees' fees	4,154
Miscellaneous	593
Total expenses		$ 253,763
Less fees waived and expenses reimbursed by the Adviser		(98,570)
Net expenses		$ 155,193
Net investment income		$ 693,164
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (873,064)
Forward foreign currency exchange contracts	24,373
Futures contracts	10,241
Swap contracts	(282,691)
Written options	5,861
Other assets and liabilities denominated in foreign currencies	(15,122)	$(1,130,402)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $261)	$1,479,915
Investments in affiliated issuers	60,034
Forward foreign currency exchange contracts	(83,825)
Futures contracts	(83,773)
Swap contracts	130,840
Written options	2,341
Other assets and liabilities denominated in foreign currencies	1,247	$ 1,506,779
Net realized and unrealized gain (loss) on investments		$ 376,377
Net increase in net assets resulting from operations		$ 1,069,541
26
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 693,164	$ 1,248,942
Net realized gain (loss) on investments	(1,130,402)	(1,713,776)
Change in net unrealized appreciation (depreciation) on investments	1,506,779	(4,974,285)
Net increase (decrease) in net assets resulting from operations	$ 1,069,541	$ (5,439,119)
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.16 and $0.47 per share, respectively)	$ (79,731)	$ (239,786)
Class ll ($0.15 and $0.45 per share, respectively)	(481,504)	(1,529,549)
Tax return of capital
Class l ($— and $0.17 per share, respectively)	$ —	$ (98,197)
Class ll ($— and $0.17 per share, respectively)	—	(594,426)
Total distributions to shareowners	$ (561,235)	$ (2,461,958)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 2,266,625	$ 7,988,236
Reinvestment of distributions	561,235	2,459,068
Cost of shares repurchased	(4,690,280)	(14,748,385)
Net decrease in net assets resulting from Portfolio share transactions	$ (1,862,420)	$ (4,301,081)
Net decrease in net assets	$ (1,354,114)	$(12,202,158)
NET ASSETS:
Beginning of period	$32,476,910	$ 44,679,068
End of period	$31,122,796	$ 32,476,910
	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class l
Shares sold	3,568	$ 31,813	29,116	$ 259,337
Reinvestment of distributions	9,219	79,731	37,759	337,572
Less shares repurchased	(34,121)	(296,715)	(124,268)	(1,144,953)
Net decrease	(21,334)	$ (185,171)	(57,393)	$ (548,044)
Class ll
Shares sold	257,415	$ 2,234,812	790,762	$ 7,728,899
Reinvestment of distributions	55,769	481,504	237,899	2,121,496
Less shares repurchased	(503,744)	(4,393,565)	(1,431,038)	(13,603,432)
Net decrease	(190,560)	$(1,677,249)	(402,377)	$ (3,753,037)
The accompanying notes are an integral part of these financial statements.
27

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 8.50	$ 10.44	$10.69	$10.32	$ 9.71	$ 10.28
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.20	0.33	0.28	0.34	0.34	0.34
Net realized and unrealized gain (loss) on investments	0.09	(1.63)	(0.08)	0.42	0.61	(0.52)
Net increase (decrease) from investment operations	$ 0.29	$ (1.30)	$ 0.20	$ 0.76	$ 0.95	$ (0.18)
Distributions to shareowners:
Net investment income	(0.16)	(0.12)	(0.35)	(0.36)	(0.34)	(0.28)
Net realized gain	—	(0.35)	(0.10)	(0.03)	—	(0.07)
Tax return of capital	—	(0.17)	—	—	—	(0.04)
Total distributions	$ (0.16)	$ (0.64)	$ (0.45)	$ (0.39)	$ (0.34)	$ (0.39)
Net increase (decrease) in net asset value	$ 0.13	$ (1.94)	$ (0.25)	$ 0.37	$ 0.61	$ (0.57)
Net asset value, end of period	$ 8.63	$ 8.50	$10.44	$10.69	$10.32	$ 9.71
Total return(b)	3.42%(c)	(12.60)%	1.89%	7.63%	9.89%	(1.78)%
Ratio of net expenses to average net assets	0.75%(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	4.53%(d)	3.58%	2.66%	3.38%	3.38%	3.41%
Portfolio turnover rate	15%(c)	71%	65%	62%	62%	37%
Net assets, end of period (in thousands)	$4,205	$ 4,326	$5,913	$6,552	$5,962	$10,296
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.36%(d)	1.07%	1.21%	1.31%	1.33%	1.32%
Net investment income (loss) to average net assets	3.92%(d)	3.26%	2.20%	2.82%	2.80%	2.84%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
28
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 8.49	$ 10.43	$ 10.67	$ 10.30	$ 9.70	$ 10.26
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.18	0.31	0.25	0.32	0.32	0.31
Net realized and unrealized gain (loss) on investments	0.09	(1.63)	(0.07)	0.41	0.59	(0.50)
Net increase (decrease) from investment operations	$ 0.27	$ (1.32)	$ 0.18	$ 0.73	$ 0.91	$ (0.19)
Distributions to shareowners:
Net investment income	(0.15)	(0.10)	(0.32)	(0.33)	(0.31)	(0.26)
Net realized gain	—	(0.35)	(0.10)	(0.03)	—	(0.07)
Tax return of capital	—	(0.17)	—	—	—	(0.04)
Total distributions	$ (0.15)	$ (0.62)	$ (0.42)	$ (0.36)	$ (0.31)	$ (0.37)
Net increase (decrease) in net asset value	$ 0.12	$ (1.94)	$ (0.24)	$ 0.37	$ 0.60	$ (0.56)
Net asset value, end of period	$ 8.61	$ 8.49	$ 10.43	$ 10.67	$ 10.30	$ 9.70
Total return(b)	3.17%(c)	(12.83)%	1.73%	7.37%	9.52%	(1.93)%
Ratio of net expenses to average net assets	1.00%(d)	1.00%	1.00%	0.99%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	4.28%(d)	3.32%	2.40%	3.11%	3.16%	3.16%
Portfolio turnover rate	15%(c)	71%	65%	62%	62%	37%
Net assets, end of period (in thousands)	$26,918	$28,151	$38,767	$38,258	$36,647	$32,664
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.61%(d)	1.32%	1.46%	1.55%	1.59%	1.57%
Net investment income (loss) to average net assets	3.67%(d)	3.00%	1.94%	2.55%	2.57%	2.59%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
29

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited)
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the “Portfolio”) is one of 7 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Portfolio has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt
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securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
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Notes to Financial Statements 6/30/23 (unaudited) (continued)
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2022, the Portfolio paid no such taxes.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$ 632,134
Long-term capital gains	1,137,201
Tax return of capital	692,623
Total	$2,461,958
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The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (1,034,571)
Other book/tax temporary differences	(2,889)
Net unrealized depreciation	(4,930,614)
Total	$(5,968,074)
The differences between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments and negatively impact the Portfolio's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China,
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Notes to Financial Statements 6/30/23 (unaudited) (continued)
and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Portfolio may invest in investment grade securities of U.S. and non-U.S. issuers. The Portfolio may invest in below-investment-grade (high-yield) debt securities of U.S. and non-U.S. issuers. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
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If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Portfolio may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Portfolio may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Portfolio's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Portfolio's performance.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable
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Notes to Financial Statements 6/30/23 (unaudited) (continued)
privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at June 30, 2023 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2023 is listed in the Schedule of Investments.
I.	Purchased Options
The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio’s Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for
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purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended June 30, 2023 was $19,374. Open purchased options at June 30, 2023 are listed in the Schedule of Investments.
J.	Option Writing
The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended June 30, 2023 was $(8,939). Open written options contracts at June 30, 2023 are listed in the Schedule of Investments.
K.	Forward Foreign Currency Exchange Contracts
The Portfolio may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended June 30, 2023, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended June 30, 2023 was $3,345,151 and $3,325,277 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at June 30, 2023 are listed in the Schedule of Investments.
L.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of futures contracts long position and futures contracts short position during the six months ended June 30, 2023 were $5,294,264 and $1,278,682, respectively. Open futures contracts outstanding at June 30, 2023 are listed in the Schedule of Investments.
M.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the six months ended June 30, 2023 were $3,698,000 and $68,333, respectively. Open credit default swap contracts at June 30, 2023 are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2023, the Adviser waived $7,372 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as a fee waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than taxes, brokerage commissions, acquired fund expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Portfolio paid $4,154 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $157 and a payable for administrative expenses of $275, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
6.  Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Brown Brothers Harriman & Co.	$ —	$ —	$ —	$ —	$ —
Citibank NA	2,977	(2,977)	—	—	—
Goldman Sachs & Co.	29,547	—	—	—	29,547
HSBC Bank USA NA	9,560	(7,379)	—	—	2,181
JPMorgan Chase Bank NA	516	(516)	—	—	—
State Street Bank & Trust Co.	511	(511)			—
Total	$43,111	$(11,383)	$—	$—	$31,728
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Brown Brothers Harriman & Co.	$ 3,197	$ —	$ —	$ —	$ 3,197
Citibank NA	11,983	(2,977)	—	—	9,006
Goldman Sachs & Co.	—	—	—	—	—
HSBC Bank USA NA	7,379	(7,379)	—	—	—
JPMorgan Chase Bank NA	4,542	(516)	—	—	4,026
State Street Bank & Trust Co.	7,326	(511)	—	—	6,815
Total	$34,427	$(11,383)	$—	$—	$23,044
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$13,321	$ —	$ —
Options purchased*	—	—	29,790	—	—
Total Value	$ —	$ —	$43,111	$—	$—
Liabilities
Call options written	$ —	$ —	$ 5,388	$ —	$ —
Net unrealized depreciation on futures contracts^	60,661	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	29,039	—	—
Swap contracts at value	—	95,022	—	—	—
Total Value	$ 60,661	$ 95,022	$34,427	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1I). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
^	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ 10,241	$ —	$ —	$ —	$ —
Forward foreign currency exchange contracts	—	—	24,373	—	—
Options purchased*	—	—	(5,861)	—	—
Options written	—	—	5,861	—	—
Swap contracts	—	(282,691)	—	—	—
Total Value	$ 10,241	$(282,691)	$ 24,373	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (83,773)	$ —	$ —	$ —	$ —
Forward foreign currency exchange contracts	—	—	(83,825)	—	—
Options purchased**	—	—	(24,332)	—	—
Options written	—	—	2,341	—	—
Swap contracts	—	130,840	—	—	—
Total Value	$(83,773)	$ 130,840	$(105,816)	$—	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
8.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of June 30, 2023, the Portfolio had no unfunded loan commitments outstanding.
9.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2023, the value of the Portfolio’s investment in afﬁliated issuers was $885,246, which represents 2.8% of the Portfolio’s net assets.
Transactions in afﬁliated issuers by the Portfolio for the six months ended June 30, 2023 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2022	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at June 30, 2023	Value at June 30, 2023
Pioneer ILS Interval Fund	$825,212	$—	$60,034	$—	$—	$—	101,753	$885,246
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 6/30/23 (unaudited) (continued)
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement Regarding Liquidity Risk Management Program
As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
45

Pioneer Variable Contracts Trust
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Bank of New York Mellon Corporation
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

46

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19636-17-0823

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly	• Accounting research assistance
	related to performing the independent audit of the Funds	• SEC consultation, registration statements, and reporting
• Tax accrual related matters
• Implementation of new accounting standards
• Compliance letters (e.g. rating agency letters)
• Regulatory reviews and assistance regarding financial matters
• Semi-annual reviews (if requested)
• Comfort letters for closed end offerings
II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule	• AICPA attest and agreed-upon procedures
• Technology control assessments
	210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule,	• Tax planning and support • Tax controversy assistance

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*
2. Financial information systems design and implementation*
3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports
4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*
5. Internal audit outsourcing services*
6. Management functions or human resources
7. Broker or dealer, investment advisor, or investment banking services
8. Legal services and expert services unrelated to the audit
9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Variable Contracts Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date September 5, 2023

*	Print the name and title of each signing officer under his or her signature.